                                                                   EXHIBIT 10.25

================================================================================
- --------------------------------------------------------------------------------



                               CREDIT AGREEMENT

                          DATED AS OF MARCH 31, 1995

                                     AMONG

                             MCKESSON CORPORATION,

                MEDIS HEALTH AND PHARMACEUTICAL SERVICES INC.,

                        BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                                   AS AGENT,

                                CHEMICAL BANK,
                                 AS CO-AGENT,

                            BANK OF AMERICA CANADA,
                       AS CANADIAN ADMINISTRATIVE AGENT,

                                      AND

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                  ARRANGED BY


                              BA SECURITIES, INC.



================================================================================
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


Section                                                               Page

                                   ARTICLE I


                                  DEFINITIONS.........................   1
                                  -----------
   1.01  Certain Defined Terms........................................   1
         ---------------------
   1.02  Other Interpretive Provisions................................  26
         -----------------------------
   1.03  Accounting Principles........................................  27
         ---------------------
   1.04  Canadian Currency Equivalents................................  28
         -----------------------------

                                  ARTICLE II

                                  THE CREDITS.........................  28
                                  -----------
   2.01  Amounts and Terms of Commitments.............................  28
         --------------------------------
   2.02  Loan Accounts................................................  29
         -------------
   2.03  Procedure for Borrowing......................................  30
         -----------------------
   2.04  Conversion and Continuation Elections........................  31
         -------------------------------------
   2.05  Voluntary Termination or Reduction of Commitments............  34
         -------------------------------------------------
   2.06  Optional Prepayments.........................................  34
         --------------------
   2.07  Repayment....................................................  35
         ---------
   2.08  Interest.....................................................  35
         --------
   2.09  Fees.........................................................  37
         ----
         (a)  Arrangement, Agency Fees................................  37
              ------------------------
         (b)  Facility Fees...........................................  37
              -------------
   2.10  Computation of Fees and Interest.............................  39
         --------------------------------
   2.11  Payments by the Borrowers....................................  40
         -------------------------
   2.12  Payments by the Banks to the Applicable Agent................  41
         ---------------------------------------------
   2.13  Sharing of Payments, Etc.....................................  42
         -------------------------
   2.14  Collateral Pledge............................................  44
         -----------------
   2.15  Utilization of Tranche B Commitments in Canadian Dollars.....  44
         --------------------------------------------------------
   2.16  Currency Exchange Fluctuations...............................  45
         ------------------------------
   2.17  Bankers' Acceptances for Medis...............................  45
         ------------------------------
         (a)  Acceptance Commitment...................................  45
         (b)  Drawing Notice..........................................  46
         (c)  Form of Bankers' Acceptances............................  47
         (d)  Acceptance and Purchase of Drafts.......................  47
         (e)  Payment of Drawing Purchase Price.......................  48
         (f)  Effective Discount Rate Determination...................  48
         (g)  Payment at Maturity.....................................  48
         (h)  Presigned Draft Forms...................................  49
         (i)  Conversion or Renewal of Bankers' Acceptances...........  49
         (j)  Circumstances Making Bankers' Acceptances
              Unavailable.............................................  50
         (k)  Prepayments.............................................  50

                                  ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY............  51
                    --------------------------------------
   3.01  Taxes........................................................  51
         -----
   3.02  Illegality...................................................  52
         ----------
   3.03  Increased Costs and Reduction of Return......................  53
         ---------------------------------------

Section                                                               Page


   3.04  Funding Losses...............................................  55
         --------------
   3.05  Inability to Determine Rates.................................  56
         ----------------------------
   3.06  Certificates of Banks........................................  57
         ---------------------
   3.07  Survival.....................................................  57
         --------

                                  ARTICLE IV

                             CONDITIONS PRECEDENT.....................  57
                             --------------------
   4.01  Conditions of Initial Loans..................................  57
         ---------------------------
         (a)  Credit Agreement........................................  57
              ----------------
         (b)  Collateral Documents and Guaranty.......................  57
              ---------------------------------
         (c)  Resolutions; Incumbency.................................  57
              -----------------------
         (d)  Organization Documents; Good Standing...................  58
              -------------------------------------
         (e)  Legal Opinions..........................................  58
              --------------
         (f)  Payment of Fees.........................................  58
              ---------------
         (g)  Company Certificates....................................  58
              --------------------
         (i)  Notice of Election......................................  59
              ------------------
         (j)  UCC Searches............................................  59
              ------------
         (k)  Independent Auditor's Letter............................  59
              ----------------------------
         (l)  Collateral Certificate..................................  59
              ----------------------
         (m)  Other Documents.........................................  60
              ---------------
   4.02  Conditions to All Borrowings.................................  60
         ----------------------------
         (a)  Notice of Borrowing or Conversion/Continuation..........  60
              ----------------------------------------------
         (b)  Continuation of Representations and Warranties..........  60
              ----------------------------------------------
         (c)  No Existing Default.....................................  60
              -------------------
         (d)  Medis Loans.............................................  60
              -----------
   4.03  Conditions to Bankers' Acceptance Facility...................  60
         ------------------------------------------

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES...............  61
                         ------------------------------
   5.01  Corporate Existence and Power................................  61
         -----------------------------
   5.02  Corporate Authorization; No Contravention....................  61
         -----------------------------------------
   5.03  Governmental Authorization...................................  62
         --------------------------
   5.04  Binding Effect...............................................  62
         --------------
   5.05  Litigation...................................................  62
         ----------
   5.06  No Default...................................................  62
         ----------
   5.07  Use of Proceeds; Margin Regulations..........................  63
         -----------------------------------
   5.08  Financial Condition..........................................  63
         -------------------
   5.09  Regulated Entities...........................................  63
         ------------------
   5.10  No Burdensome Restrictions...................................  63
         --------------------------
   5.11  Subsidiaries and Certain Liens As of the Closing Date........  64
         -----------------------------------------------------
   5.12  Collateral Documents.........................................  64
         --------------------

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS....................  64
                             ---------------------
   6.01  Financial Statements.........................................  64
         --------------------
   6.02  Certificates; Other Information..............................  65
         -------------------------------
   6.03  Notices......................................................  65
         -------

Section                                                               Page


   6.04  Preservation of Corporate Existence, Etc.....................  66
         ----------------------------------------
   6.05  Insurance....................................................  66
         ---------
   6.06  Payment of Taxes.............................................  66
         ----------------
   6.07  Compliance with Laws.........................................  67
         --------------------
   6.08  Inspection of Property and Books and Records.................  67
         --------------------------------------------
   6.09  Use of Proceeds..............................................  67
         ---------------
   6.10  Notice of Rating Change......................................  67
         -----------------------

                                  ARTICLE VII

                              NEGATIVE COVENANTS......................  68
                              ------------------
   7.01  Limitation on Liens..........................................  68
         -------------------
   7.02  Consolidations and Mergers...................................  69
         --------------------------
   7.03  Use of Proceeds..............................................  69
         ---------------
   7.04  Maximum Debt to Capitalization Ratio.........................  70
         ------------------------------------

                                 ARTICLE VIII

                              EVENTS OF DEFAULT.......................  70
                              -----------------
   8.01  Event of Default.............................................  70
         ----------------
         (a)  Non-Payment.............................................  70
              -----------
         (b)  Representation or Warranty..............................  70
              --------------------------
         (c)  Specific Defaults.......................................  70
              -----------------
         (d)  Other Defaults..........................................  70
              --------------
         (e)  Cross-Default...........................................  71
              -------------
         (f)  Insolvency; Voluntary Proceedings.......................  71
              ---------------------------------
         (g)  Involuntary Proceedings.................................  71
              -----------------------
         (h)  ERISA...................................................  72
              -----
   8.02  Remedies.....................................................  72
         --------
   8.03  Rights Not Exclusive.........................................  72
         --------------------

                                  ARTICLE IX

                                  THE AGENTS..........................  73
                                  ----------
   9.01  Appointment and Authorization................................  73
         -----------------------------
   9.02  Delegation of Duties.........................................  73
         --------------------
   9.03  Liability of Agent...........................................  73
         ------------------
   9.04  Reliance by the Agents.......................................  74
         ----------------------
   9.05  Notice of Default............................................  74
         -----------------
   9.06  Credit Decision..............................................  75
         ---------------
   9.07  Indemnification of Agent.....................................  75
         ------------------------
   9.08  Agents in Individual Capacity................................  76
         -----------------------------
   9.09  Successor Agent..............................................  76
         ---------------
   9.10  Withholding Tax..............................................  77
         ---------------
   9.11  Collateral Matters...........................................  79
         ------------------
   9.12  Co-Agent.....................................................  80
         --------

                                   ARTICLE X

                                 MISCELLANEOUS........................  80
                                 -------------

Section                                                               Page


   10.01  Amendments and Waivers......................................  80
          ----------------------
   10.02  Notices.....................................................  81
          -------
   10.03  No Waiver; Cumulative Remedies..............................  82
          ------------------------------
   10.04  Costs and Expenses..........................................  82
          ------------------
   10.05  Borrower Indemnification....................................  83
          ------------------------
   10.06  Payments Set Aside..........................................  83
          ------------------
   10.07  Successors and Assigns......................................  84
          ----------------------
   10.08  Assignments, Participations, etc............................  84
          ---------------------------------
   10.09  Confidentiality.............................................  86
          ---------------
   10.10  Set-off.....................................................  87
          -------
   10.11  Notification of Addresses, Lending Offices, Etc.............  87
          ------------------------------------------------
   10.12  Counterparts................................................  88
          ------------
   10.13  Severability................................................  88
          ------------
   10.14  No Third Parties Benefited..................................  88
          --------------------------
   10.15  Governing Law and Jurisdiction; Language....................  88
          ----------------------------------------
   10.16  Waiver of Jury Trial........................................  89
          --------------------
   10.17  Judgment....................................................  89
          --------
   10.18  Entire Agreement............................................  90
          ----------------

                             McKesson Corporation
                 Medis Health and Pharmaceutical Services Inc.
              List of Schedules and Exhibits to Credit Agreement

  SCHEDULES
  Schedule 2.01       Commitments and Canadian Commitments
  Schedule 5.11       Subsidiaries and Liens Securing Indebtedness for Borrowed
                      Money
  Schedule 10.02      Lending Offices; Addresses for Notices
  EXHIBITS
  Exhibit A      Form of Notice of Borrowing
  Exhibit B      Form of Notice of Conversion/Continuation
  Exhibit C      Form of Compliance Certificate
  Exhibit D-1    Form of Legal Opinion of Company's Counsel
  Exhibit D-2    Form of Legal Opinion of Company's Canadian Counsel
  Exhibit D-3    Form of Legal Opinion re Collateral
  Exhibit E      Form of Assignment and Acceptance
  Exhibit F-1    Form of Company Promissory Note (Tranche A)
  Exhibit F-2    Form of Company Promissory Note (Tranche B)
  Exhibit F-3    Form of Medis Promissory Note (Tranche B)
  Exhibit G      Form of Drawing Notice
  Exhibit H-1    Form of Draft
  Exhibit H-2    Form of Acceptance
  Exhibit I      Form of Pledge Agreement
  Exhibit J      Form of Custodial Agreement Acknowledgement
  Exhibit K      Notice of Election of Projected Market Value
  Exhibit L      Form of Guaranty
  Exhibit M      Form of Independent Auditor's Letter

                               CREDIT AGREEMENT
                               ----------------


     This CREDIT AGREEMENT is entered into as of March 31, 1995, among McKesson Corporation, a Delaware corporation (the "Company"), Medis Health and
                                          -------
Pharmaceutical Services Inc., an Ontario corporation and indirect wholly owned subsidiary of the Company ("Medis"), the several financial institutions from
                            -----
time to time party to this Agreement (collectively, the "Banks"; individually, a
                                                         -----
"Bank"), Bank of America Canada, as administrative agent with respect to Tranche
 ----
B Canadian Loans and the Bankers' Acceptance Facility (as hereinafter defined), Chemical Bank, as co-agent for the Banks, and Bank of America National Trust and Savings Association, as agent for the Banks.

     WHEREAS, the Tranche A Banks (as hereinafter defined) have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

     WHEREAS, the Tranche B Banks (as hereinafter defined) have agreed to make available to the Company and Medis a revolving credit facility and to Medis the Bankers' Acceptance Facility upon the terms and conditions set forth in this Agreement;

     WHEREAS, Company has agreed to guaranty the obligations of Medis under such revolving credit facility and the Bankers' Acceptance Facility;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Certain Defined Terms .  As used in this Agreement and the other Loan
           ----------------------
Documents, the following terms have the following meanings:

          "Acceptance Usage" means, as at any date of determination, the
           ----------------
     aggregate Face Amount of all completed Bankers' Acceptances which have not been repaid by Medis or the Company whether or not due and whether or not held by a Tranche B Bank. For purposes of this definition, any Bankers' Acceptance that has been prepaid in full shall not be deemed to be outstanding and all Bankers' Acceptances shall be valued in Dollar Equivalents as of the applicable Computation Date.

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
     or indirectly, is in control of, is
     controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Affiliate Bank" means (i) with respect to any Tranche B Bank which is
           --------------
     a Tranche B Domestic Bank but is not a Tranche B Canadian Bank, the affiliate of such Tranche B Domestic Bank which is serving as a Tranche B Canadian Bank and (ii) with respect to any Tranche B Bank which is a Tranche B Canadian Bank but is not a Tranche B Domestic Bank, the affiliate of such Tranche B Canadian Bank which is serving as a Tranche B Domestic Bank. The Affiliate Bank of each Tranche B Bank as of the Closing Date is set forth on Schedule 2.01 hereof.

          "Agent" means BofA in its capacity as agent for the Banks hereunder,
           -----
     and any successor agent arising under Section 9.09.

          "Agent-Related Persons" means the Agent and the Canadian
           ---------------------
     Administrative Agent together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agents" means the Agent and the Canadian Administrative Agent.
           ------

          "Agent's Payment Office" means the address for payments set forth on
           ----------------------
     Schedule 10.02 in relation to the Agent, or such other address as the Agent
     --------------
     may from time to time specify.

          "Agreement" means this Credit Agreement.
           ---------

          "Applicable Agent" shall mean the Agent in the case of Tranche A Loans
           ----------------
     and Tranche B Domestic Loans and the Canadian Administrative Agent in the case of Tranche B Canadian Loans and in connection with the Bankers' Acceptance Facility.

          "Applicable Currency" means, as to any particular payment or Loan,
           -------------------
     Dollars in the case of Tranche A Loans and Tranche B Domestic Loans and Canadian Dollars in the case of Tranche B Canadian Loans and the Bankers' Acceptance Facility.

          "Applicable Facility Fee Margin" means, on any date (subject to
           ------------------------------
     clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Applicable Rating Level on such date:

                     Applicable
                    Rating Level               Margin
                    ------------               ------
                    Level I                    0.0800%
                    Level II                   0.1350%
                    Level III                  0.2000%

          "Applicable Margin" means, on any date and with respect to each Loan
           -----------------
or Bankers' Acceptance (subject to clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Type of Loan or, in the case of Bankers' Acceptances, under the heading Bankers' Acceptances and the Applicable Rating Level on such date:


 Applicable       Offshore Rate   CD Rate   Bankers'
Rating Level          Loans        Loans    Acceptances
- ------------      -------------   -------   -----------

Level I           0.1700%         0.2950%   0.1700%
Level II          0.2250%         0.3500%   0.2250%
Level III         0.3250%         0.4500%   0.3250%

          "Applicable Rating Level" shall mean and be determined by the ratings
           -----------------------
issued from time to time by S&P and Moody's (or S&P or Moody's, if ratings shall be available from only one of such Rating Agencies) in respect of the Company's long-term, senior unsecured debt in accordance with the following:


Rating Level                          S&P                          Moody's             Duff & Phelps
- ------------                          ---                          -------             -------------

Level I                                 A                               A2                         A
                    or More Favorable                    or More Favorable         or More Favorable

Level II                              BBB                             Baa2                       BBB
                        or More Favorable                or More Favorable         or More Favorable
                but Less Favorable than A       but Less Favorable than A2           but less than A

Level III                    BBB- or Less                     Baa3 or Less              BBB- or Less
                                Favorable                        Favorable                 Favorable
                             or Not Rated                     or Not Rated              or Not Rated

     For purposes of the foregoing, (a) if ratings are available from both S&P and Moody's, and the ratings available from such Rating Agencies do not correspond to the same Rating Level, the Rating Level corresponding to the lower rating shall be the Applicable Rating Level unless the higher rating is consistent with the Rating Level of Duff & Phelps as set forth above; (b) if determinative ratings shall change (other than as a result of a change in the rating system used by any applicable Rating Agency) such that a change in the Applicable Rating Level would result, such change shall effect a change in the Applicable Rating Level as of the day on which the Agent receives notice of such change (such day, a "Change Day"), and any change in the Applicable Margin shall
                     ----------
take effect commencing on such

     Change Day and ending on the date immediately preceding the next Change Day; (c) if the rating system of any of the Rating Agencies shall change prior to the date all obligations hereunder have been paid and the Commitments cancelled, the Company and the Majority Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system, and pending such amendment, if no Applicable Rating Level is otherwise determinable based upon the foregoing, the most recent Applicable Rating Level in effect shall apply; (d) if the Company shall fail to give notice to the Agent of any change in rating by any Rating Agency in respect of the Company's long-term, senior unsecured debt on the date required by Section 6.10, the Applicable Rating Level shall be deemed to be Level III for the period from the date such notice was required to be delivered to the date such notice is received by the Agent; and (e) subject to subsection 2.08(c), upon the occurrence of and during the existence of an Event of Default, the Applicable Rating Level shall be deemed to be Level III.

          "Approved Custodian" means BofA, in its capacity as the initial
           ------------------
     custodian under the Custodial Agreement and its successors and assigns, any Bank (or any Affiliate of a Bank) and any other Persons that may be approved in writing as additional or successor custodians by the Company, the Agent and Majority Banks.

          "Arranger" means BA Securities, Inc., a Delaware corporation.
           --------

          "Assessment Rate" has the meaning specified in the definition of "CD
           ---------------
     Rate."

          "Assignee" has the meaning specified in subsection 10.08(a).
           --------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
     disbursements of any law firm or other external counsel, the allocated reasonable cost of internal legal services and all reasonable disbursements of internal counsel; provided that no fees or disbursements shall qualify
                          --------
     as Attorney Costs unless written evidence substantiating such fees and disbursements is available to the Company upon request.

          "Bank" has the meaning specified in the introductory clause hereto.
           ----

          "Bankers' Acceptance" has the meaning assigned to that term in Section
           -------------------
     2.17(a).

          "Bankers' Acceptance Facility" means the facility established by
           ----------------------------
     Section 2.17.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
     U.S.C. (S)101, et seq.).
                    -------

          "Base Rate" means, for any day, the higher of:  (a)  0.50% per annum
           ---------
     above the Federal Funds Rate in effect for that day; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan that bears interest based on the Base
           --------------
     Rate.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
     national banking association.

          "BofA Canada" means Bank of America Canada.
           -----------

          "Borrower" or "Borrowers" means the Company and/or Medis.
           --------      ---------

          "Borrowing" means a borrowing hereunder consisting of Loans of the
           ---------
     same Tranche and Type made to the same Borrower on the same day by the Banks under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
     Section 2.03.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
     day on which commercial banks in New York City, Chicago or San Francisco or, in the case of Tranche B Canadian Loans or in connection with the Bankers' Acceptance Facility, Toronto or Montreal are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings in the Applicable Currency are carried on in the applicable offshore interbank market.

          "Canadian Administrative Agent" means BofA Canada in its capacity as
           -----------------------------
     the Canadian administrative agent for the Tranche B Canadian Banks, and any successor arising under Section 9.09.

          "Canadian Administrative Agent's Payment Office" means the address for
           ----------------------------------------------
     payments set forth on Schedule 10.02 in
     relation to the Canadian Administrative Agent, or such other address as the Canadian Administrative Agent may from time to time specify.

          "Canadian Dollars" or "Cdn.$" means lawful money of Canada.
           ----------------      -----

          "Canadian Prime Rate" means, for any day, with respect to any Tranche
           -------------------
     B Canadian Loan, the higher of (a) the rate announced by the Canadian Administrative Agent from time to time as its prime lending rate, as in effect from time to time, and (b) a rate equal to the effective rate that a Bankers' Acceptance would bear if made on such day in accordance with
     Section 2.17. As to any loan, the Canadian Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Canadian Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Canadian Prime Rate. Any change in the reference rate announced by the Canadian Administrative Agent shall take effect at the opening of business on the day specified in the announcement of such change.

          "Canadian Prime Rate Loans" means Tranche B Canadian Loans bearing
           -------------------------
     interest at rates determined by reference to the Canadian Prime Rate.

          "Canadian Spot Rate" means the rate quoted by BofA as the spot rate
           ------------------
     for the purchase by BofA of such currency with another currency through its FX Trading Office at approximately 8:00 a.m. (San Francisco time) on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "CD Rate" means, for any Interest Period with respect to CD Rate Loans
           -------
     comprising part of the same Borrowing, the rate of interest (rounded upward to the next 1/100th of 1%) determined as follows:

          CD Rate = Certificate of Deposit Rate  + Assessment
                    ---------------------------
                     1.00 - Reserve Percentage     Rate

          Where:

               "Assessment Rate" means, for any day of such Interest Period, the
                ---------------
          rate determined by the Agent as equal to the annual assessment rate in effect on such day payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. (S)327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

               "Certificate of Deposit Rate" means the rate of interest per
                ---------------------------
          annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates notified to the Agent by each Reference Bank as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loan to be made by such Reference Bank, at the time selected by such Reference Bank on the first day of such Interest Period.

               "Reserve Percentage" means, for any day of such Interest Period,
                ------------------
          the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%), as determined by the Agent, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages), prescribed by the FRB for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

          The CD Rate shall be adjusted, as to all CD Rate Loans then outstanding, automatically as of the effective date of any change in the Assessment Rate or the Reserve Percentage.

          "CD Rate Loan" means a Loan that bears interest based on the CD Rate.
           ------------

          "Certificate of Deposit Rate" has the meaning specified in the
           ---------------------------
     definition of "CD Rate."
                    -------

          "Change Day" has the meaning specified in the definition of
           ----------
     "Applicable Rating Level."

          "Closing Date" means the date on which all conditions precedent set
           ------------
     forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(f), waived by the Person entitled to receive such payment).

          "Co-Agent" means Chemical Bank in its capacity as co-agent for the
           --------
     Banks hereunder.

          "Code" means the Internal Revenue Code of 1986, and regulations
           ----
     promulgated thereunder.

          "Collateral" means all property and interests in property and proceeds
           ----------
     thereof now owned or hereafter acquired by the Company and its Subsidiaries that becomes subject to a Lien in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement, the Pledge Agreement or any other Collateral Document; which Collateral shall not include any deposit in a Tranche B Canadian Bank.

          "Collateral Documents" means, collectively, (a) the Pledge Agreement,
           --------------------
     the Custodial Agreement (other than provisions that do not relate to Collateral or any other Collateral Document), the Custodial Agreement Acknowledgement, and all other security agreements and other similar agreements between the Company and the Banks or the Agent for its benefit and the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company as debtor in favor of the Banks or the Agent for its benefit and the benefit of the Banks as secured party, and
     (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Collateral Period" means (a) the period from the Closing Date to June
           -----------------
     30, 1995 and (b) any calendar quarter commencing thereafter.

          "Collateralize" means to pledge and deposit with or deliver to the
           -------------
     Agent, for the benefit of the Agents and the Banks, Collateral pursuant to the Pledge Agreement.

          "Commitment" means, as of any date of determination as to each Bank,
           ----------
     the aggregate amount of the Tranche A Commitment of such Bank and, if applicable, the Tranche B Commitment of such Bank in effect on such date, and

     "Commitments" means the aggregate amount of the Commitments for each
      -----------
     Bank in effect on such date.

          "Company" has the meaning specified in the introductory clause hereto.
           -------

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
     of Exhibit C.

          "Computation Date" has the meaning specified in subsection 2.15(a).
           ----------------

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument
               -------------------
     issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------
     2.04, (i) the Company or Medis, as the case may be, converts Loans of one Type to another Type, or (ii) the Company or Medis, as the case may be, continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Custodial Agreement" means the Custody Agreement dated as of November
           -------------------
     14, 1994 between the Company and BofA in its capacity as Custodian and any other custodial agreement with an Approved Custodian, substantially in the form of such Custody Agreement or in such other form as may be approved by Majority Banks, which may be in effect from time to time.

          "Custodial Agreement Acknowledgement" means a Custodial Agreement
           -----------------------------------
     Acknowledgement substantially in the form of Exhibit J and any other custodial agreement acknowledgement among the Company, the Agent and the Custodian substantially in the form of Exhibit J or in such other form as may be approved by Majority Banks, which may be in effect from time to time.

          "Custodian" means BofA, in its capacity as the initial Custodian under
           ---------
     the Custodial Agreement and Custodial Agreement Acknowledgement and any other Approved Custodian under the Custodial Agreement and Custodial Agreement Acknowledgement (including any successor Custodial Agreement and Custodial Agreement Acknowledgement) appointed in accordance with the terms hereof and the Pledge Agreement. The parties hereto acknowledge that there may be more than one Custodian from time to time.

          "Default" means any event or circumstance which, with the giving of
           -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollar Equivalent" means, at any time, (a) as to any amount
           -----------------
     denominated in Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Canadian Spot Rate for the purchase of Dollars with Canadian Dollars on the most recent Computation Date provided for in subsection 2.15(a).

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
     States.

          "Draft" means, at any time, a blank bill of exchange, within the
           -----
     meaning of the Bills of Exchange Act (Canada), in substantially the form of Exhibit H-1 annexed hereto, issued by Medis to be accepted by a Tranche B Canadian Bank (which upon such acceptance will be a Bankers' Acceptance) and bearing such distinguishing letters and numbers as such Tranche B Canadian Bank may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by a Tranche B Canadian Bank.

          "Drawing" means an acceptance of completed Drafts by a Tranche B Bank
           -------
     or by any other Person pursuant to Section 2.17.

          "Drawing Date" means any Business Day fixed pursuant to subsection
           ------------
     2.17(b) for a Drawing.

          "Drawing Fee" means, with respect to the Drafts issued by Medis
           -----------
     hereunder and accepted as provided herein on any Drawing Date, an amount equal to the Drawing Fee Rate multiplied by the aggregate Face Amount of such Drafts, calculated, in each case, on the basis of the term to maturity of such Draft and a year of 365 days (rounded to the nearest whole cent, with one-half of one cent being rounded up).

          "Drawing Fee Rate" means, in calculating the Drawing Fee for any
           ----------------
     Draft, (i) with respect to any portion of the Face Amount of such Draft that is less than or equal to the Market Value of the Qualifying Collateral allocated to such Face Amount in accordance with the last sentence of
     Section 2.08(b), if any, a rate per annum equal to 0.1250% and (ii) with respect to any portion of the Face Amount of such Draft that exceeds the Market Value of the Qualifying Collateral allocated to such Face Amount in accordance with the last sentence of Section 2.08(b), if any, a rate per annum equal to the Applicable Margin.

          "Drawing Notice" has the meaning assigned to that term in subsection
           --------------
     2.17(b)(1).

          "Drawing Purchase Price" means, in respect of Drafts to be accepted by
           ----------------------
     a Tranche B Canadian Bank or any other Person, the difference between (i) the result (rounded to the nearest whole cent, with one-half of one cent being rounded up) obtained by dividing the aggregate Face Amount of such Drafts by the sum of one plus the product of (x) the Effective Discount Rate multiplied by (y) a fraction the numerator of which is the term of maturity of such Drafts and the denominator of which is 365; and (ii) the applicable Drawing Fee.

          "Duff & Phelps" means Duff & Phelps Credit Rating Co. and any
           -------------
     successor thereto that is a nationally recognized rating agency.

          "Effective Discount Rate" means, in respect of any Bankers'
           -----------------------
     Acceptances to be purchased by a Tranche B Canadian Bank or any other Person pursuant hereto, the discount rate at which the Canadian Administrative Agent would purchase, at 10:00 a.m. (Toronto time) on the relevant Drawing Date, its own Bankers' Acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances to be acquired by such Tranche B Bank or other Person on such Drawing Date.

          "Eligible Assignee" means (i) a commercial bank organized under the
           -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States or Canada; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary; provided that an Eligible Assignee in respect of the Tranche B Canadian Loans shall include only a Schedule I Bank, a Schedule II Bank or another Person who is a resident of Canada or otherwise not subject to withholding tax for purposes of the Income Tax Act (Canada) and the regulations promulgated thereunder.

          "Employee Benefit Plan" means any "employee benefit plan" as defined
           ---------------------
     in Section 3(3) of ERISA which is, or was at any time, maintained or contributed to by the Company or any of its ERISA Affiliates.

          "Environmental Laws" means all federal, state, provincial or local
           ------------------
     laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
     regulations promulgated thereunder.

          "ERISA Affiliate", as applied to any Person, means (i) any corporation
           ---------------
     which is, or was at any time, a member of a controlled group of corporations within the meaning of

     Section 414(b) of the Code of which that Person is, or was at any time, a member; (ii) any trade or business (whether or not incorporated) which is, or was at any time, a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is, or was at any time, a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member; provided that an ERISA Affiliate shall not include a Person that was a member, as referenced in clause (i), (ii) or (iii) above if the Company or any of its Subsidiaries would not have any liability in connection with an ERISA Event with respect to such Person.

          "ERISA Event" means (i) a "reportable event" within the meaning of
           -----------
     Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Sections 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by the Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Company or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Company or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under
     Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company or any of its ERISA Affiliates in connection with any such Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or
     (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
     definition of "Offshore Rate."

          "Event of Default" means any of the events or circumstances specified
           ----------------
     in Section 8.01.

          "Exchange Act" means the Securities and Exchange Act of 1934, and
           ------------
     regulations promulgated thereunder.

          "Exposure" means (a) (i) prior to the termination of the Tranche A
           --------
     Commitment, such Bank's Tranche A Commitment and (ii) after the termination of the Tranche A Commitments, the aggregate outstanding principal amount of the Tranche A Loans made by such Bank plus (b) (i) prior to the termination of the Tranche B Commitment, such Bank's Tranche B Commitment and (ii) after the termination of the Tranche B Commitments, the Total Utilization of Tranche B Commitments for such Bank.

          "Face Amount" means, in respect of a Draft or a Bankers' Acceptance,
           -----------
     as the case may be, the amount payable to the holder thereof on its maturity.

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
     Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letter" has the meaning specified in subsection 2.09(a).
           ----------

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
     any Governmental Authority succeeding to any of its principal functions.

          "FX Trading Office" means the Foreign Exchange Trading Center #5193,
           -----------------
     San Francisco, California, of BofA, or such other of BofA's offices as BofA may designate from time to time or, if BofA is no longer the Agent, the offices of Agent as Agent may designate from time to time.

          "GAAP" means generally accepted accounting principles set forth from
           ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided that with respect to Subsidiaries not organized in the United States, "GAAP" means generally accepted accounting principles in accordance with agencies with similar function of comparable stature and authority within the accounting profession in the relevant jurisdiction.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranty" means the Guaranty substantially in the form of Exhibit L.
           --------

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
     "Contingent Obligation".

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
     indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; provided that this clause (c) shall not include up to $10,000,000 of non-contingent reimbursement or payment obligations with respect to Surety Instruments that do not support indebtedness for borrowed money to the extent that no default has occurred with respect to the payment thereof; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all net obligations with respect to Swap Contracts; and (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          "Indemnified Liabilities" has the meaning specified in Section 10.05.
           -----------------------

          "Indemnified Person" has the meaning specified in Section 10.05.
           ------------------

          "Independent Auditor" has the meaning specified in subsection 6.01(a).
           -------------------

          "Independent Auditor's Letter" means a letter substantially in the
           ----------------------------
     form of Exhibit M.

          "Ineligible Securities" has the meaning specified in subsection
           ---------------------
     7.03(b).

          "Insolvency Proceeding" means (a) any case, action or proceeding
           ---------------------
     before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Interest Payment Date" means, as to any Loan other than a Base Rate
           ---------------------
     Loan or Canadian Prime Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan or Canadian Prime Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that
                                                       --------  -------
     if any Interest Period for a CD Rate Loan or Offshore Rate Loan exceeds 90 days or three months, respectively, the date that falls 90 days or three months (as the case may be) after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, (a) as to any Offshore Rate Loan, the period
           ---------------
     commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; and (b) as to any CD Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a CD Rate Loan, and ending 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

              (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

             (iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
     Authority succeeding to any of its principal functions under the Code.

          "Lending Office" means, as to any Bank, the office or offices of such
           --------------
     Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.02, or such
                                                       --------------
     other office or offices as such Bank may from time to time notify the Company and the Agents.

          "LIBOR" has the meaning specified in the definition of the "Offshore
           -----
     Rate."

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Bank to a Borrower under
           ----
     Article II, and may be a Base Rate Loan, Canadian Prime Rate Loan, CD Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan) or a Tranche A Loan
                                             ----
     or a Tranche B Loan.

          "Loan Documents" means this Agreement, any Notes, the Collateral
           --------------
     Documents, the Guaranty, the Fee Letter, any Drafts, any Bankers' Acceptances and all other documents delivered to the Agent or any Bank in connection herewith.

          "Lowest Quarterly Market Value" means, for any calendar quarter, the
           -----------------------------
     lowest Market Value reflected on the Valuation Summary delivered pursuant to the Pledge Agreement in respect of such quarter.

          "Majority Banks" means at any time Banks then holding more than 50% of
           --------------
     the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having more than 50% of the Commitments.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G, T, U or X of the FRB.

          "Market Value" has the meaning specified in the Pledge Agreement.
           ------------

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
     material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or any Material Subsidiary; (b) a material impairment of the ability of any Borrower to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document.

          "Material Subsidiary" means, at any time, (i) Medis and (ii) any other
           -------------------
     Subsidiary having at such time 10% or more of Company's consolidated total (gross) revenues for the preceding four fiscal quarter period, as of the last day of the preceding fiscal quarter based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 6.01.

          "Medis" has the meaning specified in the introductory clause hereto.
           -----

          "Moody's" means Moody's Investors Service, Inc. and any successor
           -------
     thereto that is a nationally-recognized rating agency.

          "Multiemployer Plan" means a "multiemployer plan", as defined in
           ------------------
     Section 3(37) of ERISA, to which the Company or any of its ERISA Affiliates is contributing, or ever has contributed, or to which the Company or any of its ERISA Affiliates has, or ever has had, an obligation to contribute.

          "Net Worth" means the sum of the capital stock and additional paid in
           ---------
     capital plus retained earnings (or minus accumulated deficits) of the Company and its Subsidiaries determined on a consolidated basis in conformity with GAAP on such date.

          "Note" means a promissory note executed by a Borrower in favor of a
           ----
     Bank pursuant to subsection 2.02(b), substantially in the form of Exhibit F-1 in the case of the Company with respect to Tranche A Loans, substantially in the form of Exhibit F-2 in the case of the Company with respect to Tranche B Domestic Loans or substantially in the form of Exhibit F-3 in the case of Medis with respect to Tranche B Canadian Loans.

          "Notice of Borrowing" means a notice substantially in the form of
           -------------------
     Exhibit A.

          "Notice of Conversion/Continuation" means a notice substantially in
           ---------------------------------
     the form of Exhibit B.

          "Notice of Election of Projected Market Value" means a notice
           --------------------------------------------
     substantially in the form of Exhibit K.

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
     covenants and duties arising under any Loan Document owing by either of the Borrowers to any Bank, any Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Agent as follows:

     Offshore Rate =                LIBOR
                     ------------------------------------
                     1.00 - Eurodollar Reserve Percentage

     Where,

               "Eurodollar Reserve Percentage" means for any day for any
                -----------------------------
          Interest Period (A) in the case of Tranche A Loans or Tranche B Domestic Loans, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Tranche A Bank or Tranche B Domestic Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") and (B) in the case of Tranche B Canadian Loans, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Tranche B Canadian Bank) under any applicable regulations of the central bank or other relevant Governmental Authority in Canada; and

               "LIBOR" means the rate of interest per annum determined by the
                -----
          Agent to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which deposits in the Applicable Currency in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Loan that bears interest based on the
           ------------------
     Offshore Rate and may be a Tranche A Loan, a Tranche B Domestic Loan or a Tranche B Canadian Loan.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          "Other Taxes" means any present or future stamp or documentary taxes
           -----------
     or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Overnight Canadian Rate" means, for any day, the rate of interest per
           -----------------------
     annum at which overnight deposits in Canadian Dollars, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by Agent's London Branch to major banks in the London or other applicable offshore interbank market.

          "Participant" has the meaning specified in subsection 10.08(d).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means any Employee Benefit Plan, other than a
           ------------
     Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

          "Permitted Liens" has the meaning specified in Section 7.01.
           ---------------

          "Person" means an individual, partnership, corporation, business
           ------
     trust, limited liability company,
     joint stock company, trust, unincorporated association, joint venture or other organization or Governmental Authority.

          "Pledge Agreement" means a Pledge and Security Agreement substantially
           ----------------
     in the form of Exhibit I.

          "Projected Market Value" means the Market Value of the Collateral that
           ----------------------
     the Company intends to pledge under the Pledge Agreement to secure the Commitments and the Loans (if any) for the succeeding calendar quarter as set forth in a Notice of Election of Projected Market Value.

          "Pro Rata Share" means, as to any Bank at any time, the percentage
           --------------
     equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

          "Qualifying Collateral" means Collateral as to which a first priority
           ---------------------
     Lien, subject to no other Liens (except the lien in favor of the Custodian that secures the obligations of the Company to the Custodian under the Custodial Agreement that is equal and ratable with the Lien of the Agent and the Lien in favor of the Custodian that secures the obligations of the Company to the Custodian other than under the Custodial Agreement that is junior to the Lien of the Agent), exists in favor of the Agent for the benefit of the Agents and the Banks pursuant to the Collateral Documents, and of a type as to which the Company has furnished an opinion of counsel (which counsel shall be satisfactory to the Agent) addressed to the Agent and the Banks, in the form of Exhibit D-3 or otherwise satisfactory to the Agent and Majority Banks and opining that a perfected Lien exists or will exist in favor of the Agent for the benefit of the Banks, and consisting of
     (a) cash held in a segregated deposit account with the Agent or with the Custodian contemplated under the Custodial Agreement and the Custodial Agreement Acknowledgement, (b) securities issued by the United States Government or (c) securities directly and unconditionally guaranteed by the United States Government; provided, however, that if the Company proposes
                               --------  -------
     to pledge Collateral of the type described in clause (b) or (c) above, such Collateral shall not constitute Qualifying Collateral unless and until the Company has furnished to the Agent, with sufficient copies for each Bank, a certificate of the Company signed by a Responsible Officer to the effect that such Collateral constitutes Collateral of such type and such other evidence, certificates or opinions as the Agent may, at the request of any Bank, reasonably request; and provided, further, that if any Bank shall
                                   --------  -------
     have notified the Agent that under any Capital Adequacy Regulation then in effect with respect to such Bank, assets secured by such

     Collateral do not have a risk category with a risk weight of 20%, such Collateral shall not be Qualifying Collateral as to that Bank, and the provisions of subsection 3.03(c) shall apply to such Bank.

          "Rating Agency" means S&P, Moody's and, to the extent provided in the
           -------------
     definition of Applicable Rating Level, Duff & Phelps.

          "Reference Banks" means BofA and Chemical Bank.
           ---------------

          "Relevant Calendar Quarter" has the meaning specified in subsection
           -------------------------
     2.09(b).

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject, including but not limited to any Environmental Law.

          "Reserve Percentage" has the meaning specified in the definition of
           ------------------
     "CD Rate."

          "Responsible Officer" means the chief executive officer, the president
           -------------------
     or any vice president of the Company or Medis, as applicable; and, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company.

          "Revolving Termination Date" means the earlier to occur of:
           --------------------------

               (a)  March 31, 2000; and

               (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          "S&P" means Standard & Poor's Ratings Group and any successor thereto
           ---
     that is a nationally-recognized rating agency.

          "Schedule I Bank" means any Tranche B Canadian Bank that is a bank
           ---------------
     referred to in Schedule I to the Bank Act (Canada), S.C. 1991, c.46, as amended.

          "Schedule II Bank" means any Tranche B Canadian Bank that is not a
           ----------------
     Schedule I Bank.

          "SEC" means the Securities and Exchange Commission, or any
           ---
     Governmental Authority succeeding to any of its principal functions.

          "Subsidiary" of a Person means any corporation, association,
           ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
     and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement (including any master agreement
           -------------
     and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
     deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank, the Agent, the Canadian Administrative Agent and any other Person having at any time an interest in any Tranche B Canadian Loan or any Bankers' Acceptance, such taxes (including, without limitation, income taxes, capital taxes, minimum taxes, branch taxes, capital gains taxes or franchise taxes) (i) as are imposed on or measured by each Bank's (or other such Person's) net income or taxable capital by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank (or such other Person) or the Agent, as the case may be, is organized or in respect of which it is a resident or within which it maintains the actual lending office or (ii) to the extent attributable to a permanent establishment or fixed base located in any jurisdiction (or any political subdivision thereof) identified in (i) hereof.

          "Total Capitalization", on any date, means the sum of (a) Total Debt
           --------------------
     and (b) the Net Worth on such date.

          "Total Debt" means, on any date, all Indebtedness of the Company and
           ----------
     its Subsidiaries determined on a consolidated basis on such date.

          "Total Utilization of Tranche B Commitments" means, (i) as to the
           ------------------------------------------
     Tranche B Banks at any date of determination, the sum of (A) the aggregate principal amount of all outstanding Tranche B Loans plus (B) the Acceptance
                                                         ----
     Usage, in each case valued in Dollar Equivalents and (ii) as to any Tranche B Bank at any date of determination, the sum of (x) the aggregate principal amount of all Tranche B Loans made by such Tranche B Bank or its Affiliate Bank plus (y) the Acceptance Usage of such Tranche B Bank or its Affiliate Bank, in each case valued in Dollar Equivalents.

          "Tranche A Bank" means a Bank having a Tranche A Commitment as set
           --------------
     forth on Schedule 2.01 hereof and its successors and assigns.

          "Tranche A Commitment", as to each Tranche A Bank, has the meaning
           --------------------
     specified in Section 2.01(a).

          "Tranche A Loan" means any Loan made to the Company pursuant to
           --------------
     Section 2.01(a) which may be an Offshore Rate Loan, a Base Rate Loan or a CD Rate Loan.

          "Tranche A Pro Rata Share" means, as to any Tranche A Bank at any
           ------------------------
     time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Tranche A Bank's Tranche A Commitment divided by the combined Tranche A Commitments of all Tranche A Banks.

          "Tranche B Bank" means a Bank having a Tranche B Commitment as set
           --------------
     forth on Schedule 2.01 hereof and its successors and assigns. With respect to Tranche B Canadian Loans and the Bankers Acceptance Facility, Tranche B Banks shall be the Tranche B Canadian Banks and with respect to Tranche B Domestic Loans Tranche B Banks shall be the Tranche B Domestic Banks.

          "Tranche B Canadian Bank" means each Tranche B Bank acting in the
           -----------------------
     capacity of a Canadian bank listed on Schedule 2.01 as a Tranche B Canadian Bank and its successors and assigns.

          "Tranche B Canadian Loan" means any Tranche B Loan made to Medis
           -----------------------
     pursuant to Section 2.01(b) denominated in Canadian Dollars which shall be an Offshore Rate Loan or a Canadian Prime Rate Loan except to the extent required under Section 2.15.

          "Tranche B Commitment", as to each Bank, has the meaning specified in
           --------------------
     Section 2.01(b). The Tranche B Commitment for any Tranche B Bank that has an Affiliate Bank is a single value for such Tranche B Bank and its Affiliate Bank taken together.

          "Tranche B Domestic Bank" means each Tranche B Bank acting in the
           -----------------------
     capacity of a domestic bank listed on Schedule 2.01 as a Tranche B Domestic Bank and its successors and assigns.

          "Tranche B Domestic Loan" means any Tranche B Loan made to the Company
           -----------------------
     pursuant to Section 2.01(b) denominated in Dollars which may be an Offshore Rate Loan, a Base Rate Loan or a CD Rate Loan.

          "Tranche B Loan" means a Tranche B Domestic Loan or a Tranche B
           --------------
     Canadian Loan.

          "Tranche B Pro Rata Share" means, as to any Tranche B Bank at any
           ------------------------
     time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Tranche B Bank's Tranche B Commitment divided by the combined Tranche B Commitments of all Tranche B Banks. The Tranche B Pro Rata Share for any Tranche B Bank shall at all times be equal to the Tranche B Pro Rata Share of its Affiliate Bank.

          "Type" has the meaning specified in the definition of "Loan."
           ----

          "Unfunded Pension Liability" means the excess of a Plan's benefit
           --------------------------
     liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Valuation Summary" has the meaning specified in the Pledge Agreement.
           -----------------

          "Wholly-Owned Subsidiary" means any corporation in which (other than
           -----------------------
     directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.02  Other Interpretive Provisions .  (a)  The meanings of defined terms
           ------------------------------
are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section,

Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c)(i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

              (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agents merely because of the Agents' or Banks' involvement in their preparation.

     1.03  Accounting Principles.  (a) Unless the context otherwise clearly
           ----------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) If any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 5.08 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of financial covenants, standards or terms found in Articles I, VI and VII hereof, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such changes as if such changes had not been made.

          (c) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

     1.04  Canadian Currency Equivalents.  For all purposes of the Loan
           -----------------------------
Documents (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in Canadian Dollars of an amount in Dollars, and the equivalent in Dollars of an amount in Canadian Dollars shall be determined at the Canadian Spot Rate.


                                  ARTICLE II

                                  THE CREDITS
                                  -----------

     2.01  Amounts and Terms of Commitments.  (a) Each Tranche A Bank severally
           --------------------------------
agrees, on and subject to the terms and conditions set forth herein, to make Base Rate Loans, CD Rate Loans or Offshore Rate Loans denominated in Dollars to the Company from time to time as requested by the Company in accordance with Sections 2.03 and 10.02 on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite its name in the column under the heading "Tranche A Commitments" on Schedule 2.01 (such amount, as the same
                                       -------------
may be reduced under Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's "Tranche A Commitment"); provided, however,
                                 --------------------    --------  -------
that, after giving effect to any Borrowing, (i) the aggregate principal amount of all outstanding Tranche A Loans to the Company shall not at any time exceed the combined Tranche A Commitments and (ii) the sum of (A) the aggregate principal amount of all outstanding Tranche A Loans to the Company and (B) the Total Utilization of Tranche B Commitments shall not at any time exceed the Commitments. Within the limits of each Bank's Tranche A Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this
Section 2.01(a), prepay under Section 2.06 and reborrow under this Section 2.01(a); provided further that no Tranche A Loan to the Company shall be
         -------- -------
denominated in or payable in a currency other than Dollars.

          (b) Each Tranche B Bank severally agrees, on and subject to the terms and conditions set forth herein, to make Tranche B Loans to the Company or Medis from time to time as requested by the Company or Medis and the Company in accordance with Sections 2.03 and 10.02 on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding a Dollar Equivalent amount equal to the amount set forth opposite its name in the column under the heading "Tranche B Commitments" on Schedule 2.01 (such amount as the same may be reduced under
                -------------
Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's Tranche B Commitment); provided, however, that, (i) after giving effect
- ---------------------------   --------  -------
to any Borrowing, (A) the Total Utilization of Tranche B Commitments shall not at any time exceed the combined Tranche B Commitments and (B) in the case of Tranche B Canadian Loans, Medis shall be a wholly-owned Subsidiary of the Company and (C) the sum of (x) the aggregate principal amount of all outstanding Tranche A Loans to the Company and (y) the Total Utilization of Tranche B Commitments shall not at any time exceed the Commitments; (ii) the Total Utilization of Tranche B Commitments of any Tranche B Banks shall not exceed its Tranche B Commitment; (iii) all Tranche B Loans to Medis shall be made by the Tranche B Canadian Banks and shall be Offshore Rate Loans or Canadian Prime Rate Loans denominated and payable in Canadian Dollars and no other currency and shall not be CD Rate Loans or Base Rate Loans (except as provided in Section 2.15); and (iv) any Tranche B Loan to the Company shall be made by the Tranche B Domestic Banks and shall be denominated and payable in Dollars and no other currency. Within the limits of each Bank's Tranche B Commitment, and subject to the other terms and conditions hereof, the Company and/or Medis may borrow under this Section 2.01(b), prepay under Section 2.06 and reborrow under this Section 2.01(b).

     2.02  Loan Accounts.  (a) The Loans made by each Bank shall be evidenced
           -------------
by one or more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent, the Canadian Administrative Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to each Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of each Borrower hereunder to pay any amount owing with respect to the Loans made to such Borrower.

          (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank to either or both Borrowers may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount and Applicable Currency of each payment of principal made by the applicable Borrower with respect thereto.

Each such Bank is irrevocably authorized by the Borrowers to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided,
                                                                  --------
however, that the failure of a Bank to make, or an error in making, a notation
- -------
thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any such Note to such Bank.

     2.03  Procedure for Borrowing.  (a) Each Borrowing of a Tranche A Loan or
           -----------------------
Tranche B Domestic Loan shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (A) in the case of Tranche A Loans (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; (ii) two Business Days prior to the requested Borrowing Date, in the case of CD Rate Loans; and (iii) on the requested Borrowing Date, in the case of Base Rate Loans, and (B) in the case of Tranche B Domestic Loans, ten Business Days prior to the requested Borrowing. Each Borrowing of a Tranche B Canadian Loan shall be made upon the Company's and Medis' irrevocable written notice delivered to the Agent and the Canadian Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Canadian Administrative Agent and the Agent prior to 11:00 a.m. (Toronto time) (i) one Business Day prior to the requested Borrowing Date in the case of Canadian Prime Rate Loans and (ii) three Business Days prior to the requested Borrowing Date in the case of Offshore Rate Loans. Each Notice of Borrowing shall specify:

               (A) the amount of the Borrowing, which shall be, in the case of a Tranche A Loan or Tranche B Domestic Loan, in an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof, and, in the case of Tranche B Canadian Loans, in an aggregate minimum amount of Cdn.$5,000,000 or any multiple of Cdn.$1,000,000 in excess thereof;

               (B) the identity of the Borrower and the requested Borrowing Date, which shall be a Business Day;

               (C) whether the Loan is to be a Tranche A Loan or Tranche B Domestic Loan or Tranche B Canadian Loan and the Type of Loans comprising the Borrowing;

               (D) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of CD Rate Loans or Offshore Rate Loans, such Interest Period shall be 90 days or three months, respectively; and

               (E) the Applicable Currency.

          (b) The Agent will promptly notify (i) each Tranche A Bank of its receipt of any Notice of Borrowing requesting a Borrowing of a Tranche A Loan and the amount of such Bank's Tranche A Pro Rata Share of that Borrowing and
(ii) each Tranche B Bank of its receipt of any Notice of Borrowing requesting a Borrowing of a Tranche B Domestic Loan and the amount of such Bank's Tranche B Pro Rata Share of that Borrowing, and the Canadian Administrative Agent will promptly notify each Tranche B Canadian Bank of its receipt of any Notice of Borrowing requesting a Borrowing of a Tranche B Canadian Loan and the amount of such Bank's Tranche B Pro Rata Share of that Borrowing.

          (c) The Dollar Equivalent amount of any Borrowing in Canadian Dollars will be determined by the Agent for such Borrowing on the Computation Date therefor in accordance with subsection 2.15(a).

          (d) Each Tranche A Bank or Tranche B Domestic Bank, as the case may be, will make the amount of its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of each Borrowing of a Tranche A Loan or Tranche B Domestic Loan, as the case may be, available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing Date requested by the Company in funds immediately available to the Agent and in Dollars, by 11:00 a.m. (San Francisco time). Each Tranche B Canadian Bank will make the amount of its Tranche B Pro Rata Share of each Borrowing of a Tranche B Canadian Loan available to the Canadian Administrative Agent for the account of Medis in Canadian Dollars at the Canadian Administrative Agent's Payment Office by 11:00 a.m. (Toronto time). The proceeds of all such Loans will then be made available to the applicable Borrower on the Borrowing Date by the Applicable Agent at such office by crediting the account of the applicable Borrower on the books of BofA or BofA Canada, as applicable, with the aggregate of the amounts made available to the Applicable Agent by the Banks and in like funds as received by the Applicable Agent.

          (e) After giving effect to any Borrowing, there may not be more than five different Interest Periods in effect.

     2.04  Conversion and Continuation Elections.  (a) The Company may in
           -------------------------------------
respect of its outstanding Loans, upon irrevocable written notice to the Agent in accordance with subsection 2.04(c):

               (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

              (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of CD Rate Loans or Offshore
- --------
Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000, such CD Rate Loans or Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans or CD Rate Loans, as the case may be, shall terminate; provided further, that the Company may not elect to convert a Tranche
           -------- -------
A Loan into a Tranche B Loan or convert a Tranche B Loan into a Tranche A Loan.

          (b) Medis may in respect of its outstanding Loans, upon irrevocable written notice to the Agent in accordance with subsection 2.04(c):

               (i) elect, as of any Business Day, in the case of Canadian Prime Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an amount not less than Cdn.$5,000,000, or that is in an integral multiple of Cdn.$1,000,000 in excess thereof) into Loans of another Type (it being understood that any such Loan of another Type shall be either a Canadian Prime Rate Loan or an Offshore Rate Loan); or

              (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than Cdn.$5,000,000, or that is an integral multiple of Cdn.$1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than Cdn.$5,000,000, such Offshore Rate Loans shall automatically convert into Canadian Prime Rate Loans, and on and after such date the right of Medis to continue such Loans, as, and convert such Loans into, Offshore Rate Loans, shall terminate.

          (c) The Company, in the case of a conversion or continuation of a Tranche A Loan or Tranche B Domestic Loan, shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans denominated in Dollars; (ii) two Business Days in advance of the Conversion/Continuation

Date, if the Loans are to be converted into or continued as CD Rate Loans; and
(iii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans. The Company and Medis, in the case of a continuation of a Tranche B Canadian Loan, shall deliver a Notice of Conversion/Continuation to be received by the Canadian Administrative Agent and the Agent not later than 11:00 a.m. (Toronto time) (i) at least three Business Days in advance of the proposed Conversion/Continuation Date if the Loans are to be converted into or continued as Offshore Rate Loans and (ii) at least one Business Day in advance of the proposed Conversion/Continuation Date, if the Loans are to be converted into Canadian Prime Rate Loans. Each Notice of Conversion/Continuation shall specify:

               (A) the proposed Conversion/Continuation Date;

               (B) the aggregate amount of Loans to be converted or renewed;

               (C) the Type of Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Loans or Canadian Prime Rate Loans, the duration of the requested Interest Period.

          (d) If upon the expiration of any Interest Period applicable to CD Rate Loans or Offshore Rate Loans denominated in Dollars, the Company has failed to select in a timely manner a new Interest Period to be applicable to such CD Rate Loans or Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such CD Rate Loans or Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period. If Medis has failed to select in a timely manner a new Interest Period to be applicable to Offshore Rate Loans prior to 11:00 a.m. (Toronto time) at least three Business Days in advance of the expiration date of the current Interest Period applicable thereto as provided in subsection 2.04(c), or if any Default or Event of Default shall then exist, Medis shall be deemed to have elected to convert such Offshore Rate Loans into Canadian Prime Rate Loans effective as of the expiration date of such Interest Period.

          (e) The Applicable Agent will promptly notify each Tranche A Bank, Tranche B Domestic Bank or Tranche B Canadian Bank, as applicable, of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by a Borrower, the Applicable Agent will promptly notify each Tranche A Bank, Tranche B Domestic Bank or Tranche B Canadian Bank, as applicable, of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Tranche A Loans, Tranche B Domestic Loans or Tranche B Canadian Loans held by each Tranche A Bank, Tranche B Domestic Bank or Tranche B Canadian Bank with respect to which the notice was given.

          (f) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Tranche A Loan or Tranche B Domestic Loan converted into or continued as an Offshore Rate Loan or a CD Rate Loan, and Medis may not elect to have a Tranche B Canadian Loan continued as an Offshore Rate Loan.

          (g) After giving effect to any conversion or continuation of Loans, there may not be more than five different Interest Periods in effect.

          (h) The Dollar Equivalent amount for any conversion to or continuation of a Borrowing in Canadian Dollars will be determined by the Agent for such conversion or continuation on the Computation Date therefor in accordance with subsection 2.15(a).

     2.05  Voluntary Termination or Reduction of Commitments.  The Company may,
           -------------------------------------------------
upon not less than three Business Days' prior notice to the Agent and the Canadian Administrative Agent, terminate or permanently reduce the Commitments, provided that any such permanent reduction shall be in an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof; unless,
                                                                       ------
after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Tranche A Loans would exceed the amount of the combined Tranche A Commitments then in effect or the Total Utilization of Tranche B Commitments would exceed the amount of the combined Tranche B Commitments then in effect. Once reduced in accordance with this Section, the Tranche A Commitments and the Tranche B Commitments may not be increased. The Tranche A Commitments may be terminated only if the Tranche B Commitments are terminated simultaneously and the Tranche B Commitments may be terminated only if the Tranche A Commitments are terminated simultaneously. Any reduction of the Commitments shall be made ratably between the Tranche A Commitments and the Tranche B Commitments. Any reduction of the Tranche A Commitments shall be applied to each Tranche A Bank according to its Tranche A Pro Rata Share. Any reduction of the Tranche B Commitments shall be applied to each Tranche B Bank according to its Tranche B Pro Rata Share. All accrued commitment fees to, but not including, the effective date of any reduction or termination of Commitments shall be paid on the effective date of such reduction or termination.

     2.06  Optional Prepayments .  Subject to Section 3.04, the Company may, in
           ---------------------
the case of Tranche A Loans or Tranche B Domestic Loans, at any time or from time to time, upon irrevocable notice to the Agent (i) of not less than three Business Days in the case of Offshore Rate Loans (ii) of not less than two Business Days in the case of CD Rate Loans;

(iii) by no later than 9:00 a.m. (San Francisco time) on the date specified for prepayment in the case of Base Rate Loans, ratably prepay Tranche A Loans in whole or in part, in minimum amounts of $10,000,000 or any multiple of $1,000,000 in excess thereof. Subject to Section 3.04, Medis, in the case of Tranche B Canadian Loans, may, at any time or from time to time, upon irrevocable notice to the Canadian Administrative Agent and the Agent of not less than three Business Days in the case of Tranche B Canadian Loans that are Offshore Rate Loans and by no later than 11:00 a.m. (Toronto time) on the date specified for prepayment in the case of Tranche B Canadian Loans that are Canadian Prime Rate Loans, ratably prepay Tranche B Canadian Loans in whole or in part, and if in part, in minimum amounts of Cdn.$5,000,000 or any integral multiple of Cdn.$1,000,000 in excess thereof. Any notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and the Applicable Currency. The Applicable Agent will promptly notify each Tranche A Bank, Tranche B Domestic Bank or Tranche B Canadian Bank of its receipt of any such notice, and of such Bank's Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.04.

     2.07  Repayment.  Each Borrower shall repay to the Applicable Agent for
           ---------
payment to the Tranche A Banks, Tranche B Domestic Banks or Tranche B Canadian Banks, as applicable, on the Revolving Termination Date the aggregate principal amount of Loans made to such Borrower and outstanding on such date. If on any date Medis ceases to be a wholly-owned Subsidiary of the Company, Medis shall repay to the Tranche B Canadian Banks (i) the aggregate principal amount of Tranche B Canadian Loans made to Medis and outstanding on such date and (ii) the Face Amount of all outstanding Bankers' Acceptances that have not been paid.

     2.08  Interest.  (a) Each Loan shall bear interest on the outstanding
           --------
principal amount thereof from the applicable Borrowing Date as follows:

               (i) if a Base Rate Loan, then at a rate per annum equal to the Base Rate;

              (ii) if a CD Rate Loan, then (A) with respect to the portion of the CD Rate Loan that is less than or equal to the Market Value of the Qualifying Collateral allocated to such CD Rate Loan in accordance with the last sentence of Section 2.08(b), if any, at a rate per annum equal to the CD Rate plus 0.2500% and (B) with respect to the portion of such CD Rate
             ----
     Loan that exceeds the Market Value of the Qualifying Collateral allocated to such CD Rate Loan in accordance with the last sentence of Section 2.08(b), if any, at a rate per annum equal to the CD Rate plus the Applicable Margin;
                                                   ----
     and

             (iii) if an Offshore Rate Loan, then (A) with respect to the portion of the Offshore Rate Loan that is less than or equal to the Market Value of the Qualifying Collateral allocated to such Offshore Rate Loan in accordance with the last sentence of Section 2.08(b), if any, at a rate per annum equal to the Offshore Rate plus 0.1250% and (B) with respect to the
                                      ----
     portion of such Offshore Rate Loan that exceeds the Market Value of the Qualifying Collateral allocated to such Offshore Rate Loan in accordance with the last sentence of Section 2.08(b), if any, at a rate per annum equal to the Offshore Rate plus the Applicable Margin; and
                                ----

              (iv) if a Canadian Prime Rate Loan, then at a rate per annum equal to the Canadian Prime Rate.

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

          For purposes of determining the amount of interest payable on any Interest Payment Date, the date of any prepayment or the date of any demand by the Agent and for determining any Drawing Fee, the Market Value of the Qualifying Collateral allocated to such Loan or the Face Amount in the case of a Bankers' Acceptance used in the determination shall be deemed to be greater than the aggregate principal amount of Loans or Face Amount, as the case may be, outstanding on each day during the relevant Interest Period or portion thereof, in the case of an Offshore Rate Loan or a CD Rate Loan, or during the applicable term to maturity in the case of a Bankers' Acceptance. On the fifth Business Day following the end of each Collateral Period, the portion of each Offshore Rate Loan or CD Rate Loan or Bankers' Acceptance that was less than, equal to or exceeded the Market Value of the Qualifying Collateral allocated to such Offshore Rate Loan, CD Rate Loan or Bankers' Acceptance during such Collateral Period shall be redetermined for each day during such Collateral Period on the basis of the Lowest Quarterly Market Value for such Collateral Period; provided, that if the Commitments shall have been terminated, such redetermination shall be made on the date of such termination on the basis of the Lowest Quarterly Market Value during the Collateral Period prior to the date of termination of the Commitments. If such redetermination shall indicate that the Company or Medis, as the case may be, paid less interest (or a lower Drawing Fee) in respect of any day during such Collateral Period than was due, the applicable Borrower, shall, within five Business Days after such redetermination is made, pay to the Applicable Agent, for distribution to the Tranche A Banks, Tranche B Domestic Banks or Tranche B Canadian Banks, as applicable, additional interest on the Loans or additional Drawing Fees in the case of Bankers' Acceptances in an aggregate amount equal to the deficit. For purposes of all determinations made pursuant to this subsection 2.08(b), the Market Value of the Qualifying Collateral for any period shall be allocated to the Loans and Bankers Acceptances in the following order of priority: (i) first, to the aggregate principal amount of outstanding Offshore Rate Loans of the Borrowers and CD Rate Loans of the Company and Face Amount of Bankers' Acceptances outstanding on each day during such period on a pro rata basis, and
(ii) second, to the aggregate principal amount of Base Rate Loans and Canadian Prime Rate Loans outstanding on each day during such period on a pro rata basis.

          (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the applicable Borrower agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to (i) the Canadian Prime Rate plus 1% in the case of Tranche B Canadian Loans redenominated in Canadian
- ----
Dollars and Bankers' Acceptances and (ii) the Base Rate plus 1% in the case of
                                                        ----
Tranche A Loans, Tranche B Domestic Loans and Tranche B Canadian Loans denominated in Dollars pursuant to Section 2.15 and any other Obligation.

          (d) Anything herein to the contrary notwithstanding, the obligations of each Borrower to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the applicable Borrower shall pay such Bank interest at the highest rate permitted by applicable law.

     2.09  Fees.  (a) Arrangement, Agency Fees.  The Company shall pay an
           ----       ------------------------
arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Arranger and Agent dated
            ----------
March 6, 1995.

          (b) Facility Fees.  The Company shall pay to the Agent for the
              -------------
account of each Tranche A Bank and Tranche B Domestic Bank a facility fee computed on a quarterly basis in arrears on the later of the fifth Business Day following the end of each calendar quarter or the fifth Business Day after the Company has received from the Agent a notice setting forth the amount of such fee equal to its Pro Rata Share of:

               (i) 0.0500% per annum with respect to the portion of the Commitments that is less than or equal to the Market Value of the Qualifying Collateral, if any; and

              (ii) the Applicable Facility Fee Margin with respect to the portion of the Commitments that exceeds the Market Value of the Qualifying Collateral, if any.

Such facility fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the date specified above following the end of each calendar quarter through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of
      -------- ----
Commitments under Section 2.05, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The facility fee provided in this subsection shall accrue at all times after the Closing Date, including at any time during which one or more conditions in Article IV are not met. For purposes of determining the portion of the Commitments that is less than, equal to or exceeds the Market Value of the Qualifying Collateral in respect of any Collateral Period, the date of any reduction or termination of the Commitments or the Revolving Termination Date, the Market Value of the Qualifying Collateral used in the determination shall be equal to the Lowest Quarterly Market Value of the Qualifying Collateral for such Collateral Period and shall be allocated pro rata among the Commitments; provided, however, that in the event the date of any reduction or termination of
- --------  -------
the Commitments or the Revolving Termination Date is not the last day of a Collateral Period, or occurs between the last day of a Collateral Period and the fifth Business Day of the immediately succeeding Collateral Period, the Market Value of the Qualifying Collateral used in the determination of the accrued facility fee payable on the date of such reduction or termination of the Commitments or such Revolving Termination Date shall be deemed to be equal to the Projected Market Value of the Qualifying Collateral for the Collateral Period in which such date occurs (the "Relevant Calendar Quarter") and shall be
                                       -------------------------
redetermined (x) in the case of a reduction of the Commitments, as of the fifth Business Day of the immediately succeeding Collateral Period on the basis of the Lowest Quarterly Market Value for the Relevant Calendar Quarter and (y) in the case of the termination of the Commitments, on the date of such termination on the basis of the Lowest Quarterly Market Value for the period during the Relevant

Calendar Quarter prior to the date of termination of the Commitments. If such redetermination shall indicate that the Company paid a lower accrued facility fee in respect of the date of such reduction or termination of the Commitments or such Revolving Termination Date than was due, the Company shall, within five Business Days after such redetermination is made, pay to the Agent, for distribution to the Banks, an additional amount equal to the deficit. If such redetermination shall indicate that the Company paid a higher accrued facility fee in respect of such date than was due, any such excess payment shall be credited to future facility fee payments payable to those Banks that received overpayments thereof or shall be refunded by the Banks to the Company in the case of an overpayment in respect of the Revolving Termination Date.

     2.10  Computation of Fees and Interest.  (a) All computations of interest
           --------------------------------
for Canadian Prime Rate Loans, Drafts and Bankers' Acceptances and for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate or a Dollar Equivalent by the Agent or the Canadian Administrative Agent shall be conclusive and binding on each Borrower and the Banks in the absence of manifest error.

          (c) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments), or for any reason whatsoever the Reference Bank ceases to be a Bank hereunder, that Reference Bank shall thereupon cease to be a Reference Bank, and the Offshore Rate and CD Rate shall be determined on the basis of the rates as notified by the remaining Reference Banks.

          (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Banks.

          (e) For purposes of disclosure pursuant to the Interest Act (Canada), the parties hereto acknowledge that:

          (i) The nominal yearly rate of interest to which any rate of interest based on the Offshore Rate or the Canadian Prime Rate is equivalent may be determined by multiplying the rate otherwise determined hereunder by a fraction, the numerator of which is the number of days in the calendar year in which the period for which interest at such rate is payable under this Agreement and the denominator of which is 360;

         (ii) The nominal yearly discount rate to which the Effective Discount Rate is equivalent may be determined by multiplying the rate otherwise determined hereunder by a fraction, the numerator of which is the number of days in the calendar year in which the Average Effective Discount Rate is applied in respect of any Drafts or Bankers' Acceptances issued under this Agreement and the denominator of which is 365.

          All calculations of interest or discount hereunder shall be made on the basis of the nominal rates of interest or discount determined hereunder and the parties agree that the principle of deemed reinvestment shall not apply.

          The parties hereto acknowledge that there is a material distinction between nominal and effective rates of interest or discount and that they are capable of making the calculations necessary to calculate and compare such rates. The parties hereto further acknowledge that any rate expressed in the definitions of Offshore Rate and Canadian Prime Rate shall be deemed to be expressed therein as a nominal rate "per annum."

     2.11  Payments by the Borrowers.  (a) All payments to be made by each
           -------------------------
Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Tranche A Banks or the Tranche B Domestic Banks, as the case may be, at the Agent's Payment Office, and all payments by Medis shall be made to the Canadian Administrative Agent for the account of the Tranche B Canadian Banks at the Canadian Administrative Agent's Payment Office, and, with respect to principal of, interest on, and any other amounts relating to, any Tranche B Canadian Loan or the Bankers' Acceptance Facility, shall be made in Canadian Dollars, and, with respect to all other amounts payable hereunder, shall be made in Dollars. Such payments shall be made in immediately available funds, and (i) in the case of Tranche B Canadian Loan payments, no later than 12:00 noon (Toronto time) on the dates specified herein, and (ii) in the case of any Dollar payments, no later than 12:00 noon (San Francisco time) on the date specified herein. The Applicable Agent will promptly distribute to each Tranche A Bank, Tranche B Domestic Bank or Tranche B Canadian Bank, as applicable, its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 noon (San Francisco time), or by the Canadian Administrative Agent later than 12:00 noon (Toronto time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Applicable Agent receives notice from a Borrower prior to the date on which any payment is due to the Banks that such Borrower will not make such payment in full as and when required, the Applicable Agent may assume that such Borrower has made such payment in full to the Applicable Agent on such date in immediately available funds and the Applicable Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent such Borrower has not made such payment in full to the Applicable Agent, each Bank shall repay to the Applicable Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate or, in the case of a payment in Canadian Dollars, the Canadian Overnight Rate, for each day from the date such amount is distributed to such Bank until the date repaid.

     2.12  Payments by the Banks to the Applicable Agent.  (a) Unless the
           ---------------------------------------------
Applicable Agent receives notice from a Bank at least one Business Day prior to the date of any Borrowing, that such Bank will not make available as and when required hereunder to the Applicable Agent for the account of the applicable Borrower the amount of that Bank's Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of the Borrowing, the Applicable Agent may assume that each Bank has made such amount available to the Applicable Agent in immediately available funds on the Borrowing Date and the Applicable Agent may (but shall not be so required), in reliance upon such assumption, make available to such Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Applicable Agent in immediately available funds and the Applicable Agent in such circumstances has made available to the applicable Borrower such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Applicable Agent, together with interest at the Federal Funds Rate or, in the case of any Borrowing consisting of Tranche B Canadian Loans or under the Bankers' Acceptance Facility, the Overnight Canadian Rate, for each day during such period. A notice of the Applicable Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Applicable Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Applicable Agent on the Business Day following the Borrowing Date, the Applicable Agent will notify the applicable Borrower of such failure to fund and, upon demand by the Applicable Agent, such Borrower shall pay such amount to the Applicable Agent for the Applicable Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

     2.13  Sharing of Payments, Etc.   (a) If, other than as expressly provided
           -------------------------
elsewhere herein, any Tranche A Bank or Tranche B Bank, as the case may be, shall obtain on account of the Loans made by it to any Borrower or the Bankers' Acceptances Facility any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, such Bank shall immediately (a) notify the Applicable Agent of such fact, and (b) purchase from the other Tranche A Banks or Tranche B Banks such participations in the Loans made by them to such Borrower or Bankers' Acceptances as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is
      --------  -------
thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Tranche A Bank or Tranche B Bank, as applicable, shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered; provided further that, for purposes of this subsection 2.13(a), no Bank other than a Tranche B Canadian Bank may purchase any portion of or any interest in a Tranche B Canadian Loan or Bankers' Acceptances and no Bank other than a Tranche B Domestic Bank may purchase any portion of or any interest in a Tranche B Domestic Loan and no Bank other than a Tranche A Bank may purchase any portion of or any interest in a Tranche A Loan. Each Borrower agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Bank were the direct creditor of such Borrower in the amount of such participation. The Applicable Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments. For purposes of this Section 2.13(a), each Bank that has an Affiliate Bank and such Bank's Affiliate Bank shall be deemed to be a single Bank and such Bank shall not purchase a participation in the Loans made by its Affiliate Bank and such Bank's Affiliate Bank shall not purchase a participation in the Loans made by its Affiliate Bank.

          (b) (1) In the event that there has occurred and is continuing (i) any Event of Default under subsections 8.01(a), 8.01(f) or 8.01(g) or (ii) an acceleration of the maturity of any amounts owing to the Banks under this Agreement, a reallocation of the outstanding Loans (and accrued but unpaid interest thereon) and any outstanding Bankers' Acceptances that have not been paid, the Bankers' Acceptance Facility, the Tranche A Commitments and the Tranche B Commitments shall occur such that each Bank's Pro Rata Share of the aggregate amount of the outstanding Loans (and accrued but unpaid interest thereon), outstanding Bankers's Acceptances that have not been paid, Bankers' Acceptances Facility, Tranche A Commitments and Tranche B Commitments shall equal the percentage obtained by dividing (x) such Bank's Exposure as of the date of notification by (y) the sum of aggregate amount of Exposures of all Banks;

          (2) such reallocation of Loans (and interest), Bankers' Acceptances and Commitments shall be deemed to be an assignment of such Loans, Bankers' Acceptances and Commitments among the Banks pursuant to Section 10.08, and each Bank shall execute and deliver Assignments and Acceptances (as required) to give effect to such reallocation, and payments shall be made on any Loans or Bankers Acceptances deemed so assigned as contemplated by Section 4 of the applicable Assignment and Acceptance; provided that no consent of any Borrower or Agent shall be requested under Section 10.08 or otherwise in connection with such reallocation and that such reallocation shall be deemed to have accrued whether or not any Assignment and Acceptance is delivered;

          (3) each Bank shall identify its applicable lending office which will be deemed to have purchased the Loans, Bankers' Acceptances and Commitments reallocated and deemed assigned above;

          (4) for the purpose of minimizing any withholding taxes, such reallocation of Loans, Bankers' Acceptances and Commitments and any purchase of participations pursuant to paragraph 2.13(c) shall be made to avoid, to the maximum extent possible, (i) the reallocation of Tranche B Canadian Loans or Bankers' Acceptances to Tranche A Banks or Tranche B Domestic Banks, (ii) the reallocation of Tranche B Domestic Loans to Tranche A Banks or Tranche B Canadian Banks and (iii) the reallocation of Tranche A Loans to Tranche B Domestic Banks or Tranche B Canadian Banks; provided that if a reallocation referred to in clause (i), (ii) or (iii) shall be required in accordance with this subsection 2.13(b), to the maximum extent possible, Tranche A Loans shall be allocated to Tranche B Domestic Banks before they are reallocated to Tranche B Canadian Banks and Tranche B Domestic Loans shall be reallocated to Tranche A Banks before they are reallocated to Tranche B Canadian Banks; and

          (5) for purposes of determining such reallocation, the Agent shall determine the Dollar Equivalent of all outstanding Loans and Banker's Acceptances denominated in Canadian Dollars.

          (c) In addition to the agreements set forth in paragraph (a) above, the Banks each agree among themselves that if the reallocation set forth in subsection 2.13(b) shall occur, if any of them shall, through the exercise of the right of counterclaim, set-off, banker's lien, collection or other remedy by Agent or otherwise, including the enforcement of rights under this Agreement, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest then due with respect to the Loans, amounts payable in respect of such Bank's right to receive reimbursement from the Company or Medis in respect of amounts due under or in respect of the Bankers' Acceptance Facility (collectively, the "Aggregate Amounts Owing" to such Bank) which is greater than the proportionate reduction of the Aggregate Amounts Owing to any other Bank, then the Bank receiving such proportionately greater payment shall (y) notify each other Bank and the Agent of such receipt and (z) purchase participations (which it shall be deemed to have done simultaneously upon receipt of any such payment) in the Aggregate Amounts Owing to the other Banks as necessary to assure that all such recoveries and payments in respect of the Aggregate Amounts Owing shall be ratably shared by all of the Banks as reallocated pursuant to paragraph (b) above; provided, however, that if all or
                                             --------  -------
part of such proportionately greater payment received by such purchasing Bank is thereafter recovered from such Bank, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Bank to the extent of such recovery, but without interest.

     2.14  Collateral Pledge.  The Company shall have the right on the Closing
           -----------------
Date to Collateralize all or any portion of the Commitments or each Borrower's Obligations hereunder.

     2.15  Utilization of Tranche B Commitments in Canadian Dollars.  (a) The
           --------------------------------------------------------
Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing comprised of Tranche B Canadian Loans that are Offshore Rate Loans as of the date which is three Business Days prior to the requested Borrowing Date,
(ii) Bankers' Acceptance or Borrowing comprised of Tranche B Canadian Loans that are Canadian Prime Rate Loans, one day prior to the requested Borrowing Date or date of acceptance, (iii)
outstanding Tranche B Canadian Loans or Bankers' Acceptances as of the last Business Day of each month, (iv) conversions to or continuation of Tranche B Canadian Loans as of the date the related Notice of Conversion/Continuation is received by the Canadian Administrative Agent, and (v) outstanding Tranche B Canadian Loans or Bankers' Acceptances as of any redenomination date pursuant to this Section 2.15 or Section 3.05 (each such date under clauses (i) through (v) a "Computation Date").
   ----------------

          (b) Notwithstanding anything herein to the contrary, during the existence of a Default or an Event of Default, upon the request of the Majority Banks, all or any part of any outstanding Tranche B Canadian Loans consisting of Offshore Rate Loans shall be converted into Canadian Prime Rate Loans with effect from the last day of the Interest Period with respect to any such Tranche B Canadian Loans. The Agent will promptly notify the Company and Medis of any such conversion request.

     2.16  Currency Exchange Fluctuations.  Subject to Section 3.04, if on any
           ------------------------------
Computation Date the Agent or the Canadian Administrative Agent shall have determined that the Total Utilization of Tranche B Commitments exceeds the combined Tranche B Commitments of the Tranche B Banks by more than $500,000, due to a change in applicable rates of exchange between Dollars and Canadian Dollars, then the Agent shall give notice to the Borrowers that a prepayment is
         ----
required under this Section, and the Borrowers agree thereupon to make prepayments of Loans such that, after giving effect to such prepayment the Total Utilization of Tranche B Commitments does not exceed the combined Tranche B Commitments.

     2.17  Bankers' Acceptances for Medis
           ------------------------------

          (a) Acceptance Commitment. (1) Each Tranche B Canadian Bank severally agrees, on and subject to the terms and conditions set forth herein: (i) in the case of a Tranche B Canadian Bank that is able to accept Drafts from Medis, to create acceptances (each, a "Bankers' Acceptance") by accepting Drafts from Medis and to purchase such Bankers' Acceptances in accordance with Section 2.17(d); and (ii) in the case of a Tranche B Canadian Bank that has participated all or any part of its interest in the Bankers' Acceptance Facilities to a participant which is able to accept Drafts from Medis, to arrange for the creation of Bankers' Acceptances by such participant and for the purchase of such Bankers' Acceptances by such participant, to the extent of such participation or assignment, in accordance with Section 2.17(d). The Total Utilization of Tranche B Commitments after any Drawing shall not exceed the combined Tranche B Commitments then in effect.

               (2) Each Drawing shall be in an aggregate Face Amount of not less than Cdn.$5,000,000 and in integral multiples of Cdn.$1,000,000 and shall consist of the creation and purchase of Bankers' Acceptances or the purchase of Drafts on the same day, effected or arranged by the Tranche B Banks in accordance with Section 2.17(d), ratably according to their respective Tranche B Pro Rata Shares.

               (3) Anything contained in this Agreement to the contrary notwithstanding, the Bankers' Acceptance Facility and the Tranche B Loan Commitment shall be subject to the following limitations:

                    (i) The amount otherwise available for Drawing under the Tranche B Commitment as of any time of determination shall be reduced by an amount equal to the sum of the outstanding Tranche B Loans as of such time of determination; and

                   (ii) The Total Utilization of Tranche B Commitments shall not exceed the Tranche B Commitments then in effect.

          (b) Drawing Notice. (1) Each Drawing shall be made on two Business Days' prior written notice specified in relation to Bankers' Acceptances, given not later than 11:00 a.m. (Toronto time), by the Company and Medis to the Agent. Each such notice of a Drawing (a "Drawing Notice") shall be given in substantially the form of Exhibit G annexed hereto or by telephone confirmed promptly in writing, containing the same information as would be contained in a Drawing Notice, and shall specify therein (i) the Drawing Date; (ii) the aggregate Face Amount of Drafts to be accepted; and (iii) the maturity date for such Drafts. The Canadian Administrative Agent shall give each Tranche B Canadian Bank prompt notice of such Drawing Notice and of such Tranche B Canadian Bank's ratable portion of Drafts to be accepted under the Drawing.

               (2) Medis shall not request in a Drawing Notice a maturity date for Drafts which would be subsequent to the Revolving Termination Date.

               (3) Each Drawing Notice shall be irrevocable and binding on Medis and the Company. Medis and the Company shall indemnify each Tranche B Canadian Bank against any loss or expense incurred by such Tranche B Canadian Bank as a result of any failure by Medis to fulfill or honor before the date specified for any Drawing, the applicable conditions set forth in this Section 2.17 or Section 4.03, if the Drawing, as a result of such failure, is not made on such date.

               (4) Medis shall repay, and there shall become due and payable, on the Drawing Date the principal amount of any Tranche B Canadian Loans which Medis seeks to convert, if any, in whole or in part, to Bankers' Acceptances on such Drawing Date.

               (5) None of the Canadian Administrative Agent, the Agent or the Tranche B Canadian Banks shall incur any liability to Medis or the Company in acting on the telephonic notice referred to above which the Canadian Administrative Agent, the Agent or any Tranche B Canadian Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Medis or for otherwise acting in good faith under this Section 2.17 and upon the acceptance of Drafts or Bankers' Acceptances pursuant to any such telephonic notice, Medis shall be liable with respect thereto as provided herein. In the event of a conflict between the Canadian Administrative Agent's record of the applicable terms of any Drawing and such Drawing Notice, Canadian Administrative Agent's record shall prevail, absent manifest or demonstrable error.

          (c) Form of Bankers' Acceptances . (1) Each Draft presented by Medis shall (i) be in a minimum denomination of Cdn $150,000, (ii) be dated the date of the Drawing; (iii) mature and be payable by Medis (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs approximately 30, 60, 90, 120 or 180 days after the date thereof; and (iv) be substantially in the form of Exhibit H-1 annexed hereto. The acceptance endorsed by a Tranche B Canadian Bank on any Draft shall be substantially in the form of Exhibit H-2 annexed hereto or such other form as may be agreed by Medis and such Tranche B Canadian Bank.

               (2) Medis hereby renounces, and shall not claim, any days of grace for the payment of any Bankers' Acceptances or Drafts.

          (d) Acceptance and Purchase of Drafts . (1) Not later than 11:00 a.m. (Toronto time) on an applicable Drawing Date, each Tranche B Canadian Bank shall, as the case may be, (i) complete one or more Drafts dated the date of such Drawing, with the maturity date specified by the Company and Medis in the Drawing Notice, accept such Drafts, and purchase the Bankers' Acceptances thereby created for the Drawing Purchase Price; and (ii) arrange for its participant to complete one or more Drafts dated the date of such Drawing, with the maturity date specified by Medis and the Company in the Drawing Notice, to accept such Drafts and to purchase the Bankers' Acceptances thereby created for the Drawing Purchase Price.

               (2) The failure of any Tranche B Canadian Bank to accept Drafts or purchase Bankers' Acceptances or Drafts as part of any Drawing shall not relieve such Tranche B Canadian Bank of its obligation, if any, to accept Drafts and purchase Bankers' Acceptances or Drafts hereunder, but a Tranche B Canadian Bank shall not be responsible for the failure of any other Tranche B Canadian Bank to accept

     Drafts or purchase Bankers' Acceptance or Drafts on the Drawing Date for any Drawing.

          (e) Payment of Drawing Purchase Price. (1) Subject to Section 2.17(b)(4), each Tranche B Canadian Bank shall, before 12:00 noon (Toronto time) on the applicable Drawing Date, pay or cause to be paid, the Drawing Purchase Price in respect of any Bankers' Acceptances which such Tranche B Canadian Bank has purchased or arranged to have purchased pursuant to Section 2.17(d)(1) by depositing or causing to be deposited such amount to such account maintained by the Canadian Administrative Agent at BofA Canada as shall have been notified to such Tranche B Canadian Bank by the Canadian Administrative Agent, in Canadian Dollars in same day funds. Promptly upon receipt of such funds, the Canadian Administrative Agent shall make such funds available to Medis by debiting such account (or causing such account to be debited), and by crediting Medis' account, as to which Medis shall have notified the Canadian Administrative Agent prior thereto, maintained by the Canadian Administrative Agent at BofA Canada with like funds in the aggregate amount of such funds.

               (2) Bankers' Acceptances purchased by a Tranche B Canadian Bank or its participant hereunder may be held by such Tranche B Canadian Bank or such participant, as the case may be, for its own account until maturity or sold by it at any time prior thereto in any relevant market therefor in Canada, in such Tranche B Bank's or its participant's sole discretion.

          (f) Effective Discount Rate Determination. The Canadian Administrative Agent shall give prompt notice to the Company and Medis of the Effective Discount Rate and the Drawing Fee Rate determined by the Canadian Administrative Agent for an applicable Drawing Date. Promptly upon request of either Borrower, the Canadian Administrative Agent shall provide such Borrower an indicative Effective Discount Rate, which rate shall not be binding on the Canadian Administrative Agent, the Agent or the Banks for purposes of any Drawing or acceptance of Drafts.

          (g) Payment at Maturity. (1) Medis shall pay to the Canadian Administrative Agent, and there shall become due and payable, at 12:00 noon (Toronto time) on the maturity date for each Bankers' Acceptance or Draft an amount in Canadian Dollars in same day funds equal to the Face Amount of such Bankers' Acceptance or Draft. Medis shall make each payment hereunder in respect of Bankers' Acceptances or Drafts by deposit of the required funds to the Canadian Administrative Agent at the Canada Administrative Agent's Payment Office. Upon receipt of such payment, the Canadian Administrative Agent will promptly thereafter cause such payment to be distributed in like funds in payment of Bankers' Acceptances and Drafts ratably (based on the proportion that the aggregate Face Amount of Bankers'

Acceptances held by any Tranche B Canadian Bank or any participant thereof maturing on the relevant date bears to the aggregate Face Amount of Bankers' Acceptances accepted or held by all Tranche B Canadian Banks or any participants or assignees thereof maturing on such date) to Tranche B Canadian Banks for their account and for the account of any participant, to the extent of and in accordance with their participation. Such payment to the Canadian Administrative Agent shall satisfy Medis' obligations under any Bankers' Acceptances to which it relates and each Tranche B Canadian Bank that has accepted such Bankers' Acceptances shall thereafter be solely responsible for the payment of such Bankers' Acceptances.

               (2) If Medis fails to pay any Bankers' Acceptance when due, or to convert or renew the Face Amount of such Bankers' Acceptance pursuant to
     Section 2.17(i), the unpaid amount due and payable in respect thereof shall be converted as of such date, and without any necessity for Medis to give a Notice of Borrowing in accordance with Section 2.03, to, and thereafter be outstanding as, a Canadian Prime Rate Loan made by, Tranche B Canadian Banks and shall bear interest calculated and payable as provided in Section 2.08.

          (h) Presigned Draft Forms. To enable the Tranche B Banks to create Bankers' Acceptances or complete Drafts in the manner specified in this Section 2.17, Medis shall supply each Tranche B Canadian Bank with such number of Drafts as such Tranche B Canadian Bank may reasonably request, duly endorsed and executed on behalf of Medis by any one or more of its authorized officers. Each Tranche B Canadian Bank shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each Tranche B Canadian Bank will, upon request by Medis, promptly advise Medis of the number and designations, if any, of the uncompleted Drafts then held by it. The signatures of such officers may be mechanically reproduced in facsimile and Drafts and Bankers' Acceptances bearing such facsimile signatures shall be binding upon Medis as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Draft or Bankers' Acceptance as one of such officers may no longer hold office at the date thereof or at the date of its acceptance by a Tranche B Canadian Bank or a participant hereunder or at any time thereafter, any Draft or Bankers' Acceptance so signed shall be valid and binding upon Medis.

          (i) Conversion or Renewal of Bankers' Acceptances . Upon the maturity of a Bankers' Acceptance, the Company and Medis may elect to (i) renew such Bankers' Acceptance, by giving a Drawing Notice in accordance with Section 2.17(b)(1); or (ii) have all or a portion of the Face Amount of such Bankers' Acceptance converted to an Offshore Rate Loan or Canadian Prime Rate Loan, by giving a Notice of Borrowing in accordance with

Section 2.03. If the Bankers' Acceptances to be converted cannot be converted into an Offshore Rate Loan or Canadian Prime Rate Loan in an aggregate amount which may be made as an Offshore Rate Loan or Canadian Prime Rate Loan, as the case may be, under this Agreement, then the amount which cannot be so converted shall be repaid to the Canadian Administrative Agent for distribution to the Tranche B Canadian Banks in accordance with Section 2.17(g) on the date of such conversion.

          (j) Circumstances Making Bankers' Acceptances Unavailable.

               (1) If the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon Medis and the Company, and notifies Medis that, by reason of circumstances affecting the money market (i) there is no market for Bankers' Acceptances; or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder; then,

                    (i) the right of the Company and Medis to request a Drawing shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies Medis; and

                   (ii) any Drawing Notice which is outstanding shall be cancelled and the Drawing requested therein shall not be made.

               (2) The Canadian Administrative Agent shall promptly notify Medis and the Agent of the suspension of Medis' right to request a Drawing and of the termination of any such suspension.

          (k) Prepayments.  Except as required or permitted by Article VIII or
Section 2.07, no repayment of a Bankers' Acceptance shall be made by Medis to a Tranche B Canadian Bank prior to the maturity date thereof. Any such repayment, made as required by Article VIII or Section 2.07, shall be made (unless such repayment has been rescinded or otherwise is required to be returned by such Tranche B Canadian Bank to Medis for any reason) in accordance with the provisions of Section 2.17(g)(1). Any such payment by Medis to the Canadian Administrative Agent shall satisfy Medis' obligations under the Bankers' Acceptance to which it relates and, in the case of a Bankers' Acceptance which has been accepted by a Tranche B Canadian Bank or its participant, such Tranche B Canadian Bank or such participant shall thereafter be solely responsible for the payment of such Bankers' Acceptance and shall indemnify and hold Medis harmless against any liabilities, costs or expenses incurred by Medis as a result of any failure by such Tranche B Canadian Bank or such participant to pay such Bankers' Acceptance in accordance with its terms.


                                  ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY
                    --------------------------------------

     3.01  Taxes.  (a) Any and all payments by each Borrower to each Bank or
           -----
the Applicable Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, Borrowers jointly and severally shall pay all Other Taxes.

          (b) Each Borrower agrees to indemnify and hold harmless each Bank and each of the Agents for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or any of the Agents and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or such of the Agents makes written demand therefor.

          (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or any of the Agents, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or such of the Agents, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

              (ii) such Borrower shall make such deductions and withholdings;
     and

             (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

              (iv) such Borrower shall also pay to such Bank or Agent at the time the sum payable is paid, all additional amounts which the Bank or Agent specifies as necessary to preserve the after-tax yield the Bank or Agent would have received if such Taxes or Other Taxes had not been imposed.

          (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (e) If a Borrower is required to pay additional amounts to any Bank or any of the Agents pursuant to this Section 3.01, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to take such actions as are necessary to minimize such Borrower's obligations under this
Article III, including without limitation, changing the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such actions in the sole judgment of such Bank are not otherwise disadvantageous to such Bank.

          (f) Notwithstanding anything to the contrary in this Section 3.01, neither Borrower shall be required to compensate an Assignee or Participant of a Loan or Bankers' Acceptance for withholding taxes, if at the time of such assignment (i) the assigning Bank was not subject to withholding taxes in respect of any amount in respect of the Loans or Bankers' Acceptances and (ii) the Assignee or Participant was subject to withholding taxes at the time of such assignment in respect of such amount. In addition, notwithstanding anything to the contrary in this Section 3.01, in no event shall any Borrower be required to compensate a Bank or a participant of a Bankers' Acceptance as contemplated in subsection 2.17 for withholding taxes under this Section 3.01 if such withholding tax results from a participation as contemplated in subsection 2.17.

          (g) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.02 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

     3.02  Illegality.  (a) If any Bank determines that the introduction of any
           ----------
Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans (including Offshore Rate Loans in Canadian Dollars), then, on notice thereof by the Bank to the Borrowers through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

          (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), either, (A)(i) in the case of the Company, convert in full such Offshore Rate Loans into Loans of another Type and (ii) in the case of Tranche B Canadian Loans to Medis, convert in full such Offshore Rate Loans into Canadian Prime Rate Loans or (B) prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon (in the case of a prepayment) and amounts required under Section 3.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the applicable Borrower prepays any Offshore Rate Loan as provided in the preceding sentence, then concurrently with such prepayment, such Borrower shall borrow from the affected Bank, in the amount of such repayment, (i) a Base Rate Loan in the case of the Company and (ii) a Canadian Prime Rate Loan, in the case of Medis.

     3.03  Increased Costs and Reduction of Return.  (a) If any Bank determines
           ---------------------------------------
that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Offshore Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits or any change introduced prior to the Closing Date) or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) (other than any guideline or request introduced prior to the Closing Date), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or CD Rate Loans, then the applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Applicable Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs; provided that
                                                                 --------
no Bank shall be entitled to obtain compensation with respect to any period prior to six (6) months prior to making such demand.

          (b) If the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements, in or in the interpretation of any law or regulation, or the compliance with any guideline or request imposed or made from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law) any reserve (including, without limitation, any reserve requirement imposed under the Bank Act (Canada) or the Regulations thereunder), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Tranche B Canadian Bank's applicable lending office shall be imposed or deemed applicable or any other condition affecting Drafts or Bankers' Acceptances or such Tranche B Canadian Bank's obligation to accept Drafts shall be imposed on such Tranche B Canadian Bank or its applicable lending office, in any such case after the Closing Date; and, as a result thereof, there shall be any increase in the cost to such Tranche B Canadian Bank of agreeing to accept or accepting, funding or maintaining Drafts or Bankers' Acceptances, or there shall be a reduction in the amount received or receivable by such Tranche B Canadian Bank or its applicable lending office, then Medis shall from time to time, upon written notice from and demand by such Tranche B Canadian Bank (with a copy of such notice to the Company, the Canadian Administrative Agent and the Agent), pay to the Canadian Administrative Agent, for the account of such Tranche B Canadian Bank, within five Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify such Tranche B Canadian Bank against such increased cost; provided,
                                                                    --------
however, that neither Borrower shall have any liability to a Tranche B Canadian
- -------
Bank under this Subsection 3.03(b) with respect to the imposition of any withholding tax to the extent Borrowers are not required to make payments to such Tranche B Canadian Bank with respect to the imposition of such withholding tax under Section 3.01; provided further that a Tranche B Canadian Bank shall
                        -------- -------
not be entitled to avail itself of the benefit of this Section 3.03(b) to the extent that any such increased cost or reduction was incurred more than six months prior to the time it gives notice to Medis. A certificate as to the amount of such increased cost submitted to Medis, the Company, the Canadian Administrative Agent and the Agent by a Tranche B Canadian Bank, shall, except for manifest or demonstrable error, be final, conclusive and binding for all purposes.

          (c) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, in any such case, after the Closing Date, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the applicable Borrower through the Applicable Agent, such Borrower shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase; provided no Bank shall be entitled to receive additional
                        --------
amounts with respect to any period prior to six (6) months prior to making such demand. Without limiting the generality of the foregoing, each Borrower agrees that if any Bank shall have determined that (A) any of the events listed in clauses (i) through (iv) of this subsection have the effect that assets secured by Collateral pledged from time to time hereunder do not have a risk category with a risk weight of 20% (where, prior to such determination, such Collateral constituted Qualifying Collateral) or (B) that the method provided in the Pledge Agreement for computing the Market Value of the Qualifying Collateral does not accurately reflect the current market value of the Qualifying Collateral under any Capital Adequacy Regulation applicable to such Bank, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, and hereunder, as applicable, an amount equal to (1) the difference between (x) the facility fee set forth in subsection 2.09(b) determined in accordance with clause (i) of subsection 2.09(b), and (y) such fee determined in accordance with clause (ii) of subsection 2.09(b), or an amount equal to the difference between the facility fee set forth in subsection 2.09(b) computed based on the Market Value of the Qualifying Collateral as computed under the Pledge Agreement and such fee computed based on the current market value of the Qualifying Collateral as determined under any Capital Adequacy Regulation applicable to such Bank and
(2) the difference between (x) the interest set forth in subsection 2.08(a) determined in accordance with clause (i)(A), (ii)(A) or (iii)(A), as applicable, and (y) such interest determined in accordance with clause (i)(B), (ii)(B) or
(iii)(B), as applicable, of subsection 2.08(a) or an amount equal to the difference between the interest set forth in subsection 2.08(a) computed based on the Market Value of the Qualifying Collateral as computed under the Pledge Agreement and such interest computed based on the current market value of the Qualifying Collateral as determined under any Capital Adequacy Regulation applicable to such Bank.

          (d) If any Bank requests compensation from either Borrower under subsection 3.03(a), 3.03(b) or 3.03(c), the Company shall have the right, with the assistance of the Agent, to seek one or more Eligible Assignees (which may be one or more of the Banks) reasonably satisfactory to the Agent and the Company to purchase the Loans and Bankers' Acceptances and assume the Commitments of such Bank, and the Borrowers, the Agent, such Bank, and such Eligible Assignee(s) shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Section 10.08 hereof to effect the assignment of rights to and the assumption of obligations by such Eligible Assignee(s); provided that such requesting Bank shall be entitled to
             --------
compensation under Section 3.03 for any costs incurred by it prior to its replacement.

     3.04  Funding Losses.  Each Borrower shall reimburse each Bank and hold
           --------------
each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

          (a) the failure of such Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan or CD Rate Loan;

          (b) the failure of such Borrower to borrow, continue or convert a Loan after the Company or the Company and Medis, as the case may be, has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) the failure of such Borrower to make any prepayment in accordance with any notice delivered under Section 2.06;

          (d) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan or a CD Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan or CD Rate Loan to a Base Rate Loan or Canadian Prime Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by such Bank to maintain its Offshore Rate Loans or CD Rate Loans or from fees payable by such Bank to terminate the deposits from which such funds were obtained or from charges relating to any Loans. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.03(a), (i) each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded, and (ii) each CD Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Rate Loan is in fact so funded.

     3.05  Inability to Determine Rates .  If the Agent determines that for any
           -----------------------------
reason adequate and reasonable means do not exist for determining the Offshore Rate or the CD Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan, or that the Offshore Rate or the CD Rate applicable pursuant to subsection 2.08(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the applicable Borrower and each Bank.

Thereafter, the obligation of the Banks to make or maintain CD Rate Loans or Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the applicable Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation previously submitted by such Borrower. If the applicable Borrower does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by the such Borrower, but such Loans shall be made, converted or continued as (i) Base Rate Loans in the case of Tranche A Loans or Tranche B Domestic Loans and (ii) Canadian Prime Rate Loans in the case of Tranche B Canadian Loans instead of CD Rate Loans or Offshore Rate Loans, as the case may be.

     3.06  Certificates of Banks.  Any Bank claiming reimbursement or
           ---------------------
compensation under this Article III shall deliver to the Company and the applicable Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     3.07  Survival.  The agreements and obligations of the Borrowers in this
           --------
Article III shall survive the payment of all other Obligations.


                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

     4.01  Conditions of Initial Loans. The obligation of each Bank to make its
           ---------------------------
initial Loan hereunder is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a) Credit Agreement.  This Agreement executed by each party hereto
              ----------------
and, if requested by any Bank, the Note(s) requested by such Bank executed by the applicable Borrower;

          (b) Collateral Documents and Guaranty.  The Collateral Documents and
              ---------------------------------
the Guaranty executed by each party thereto;

          (c) Resolutions; Incumbency.
              -----------------------

               (i) Copies of the resolutions of the board of directors of the Company and the Unanimous Shareholder Declaration of Medis authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Borrower; and

              (ii) A certificate of the Secretary or Assistant Secretary of each Borrower, certifying the names and true signatures of the officers of such Borrower authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

          (d) Organization Documents; Good Standing.  Each of the following
              -------------------------------------
documents:

               (i) the articles or certificate of incorporation and the bylaws of each Borrower as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Borrower as of the Closing Date;

              (ii) a good standing and tax good standing certificate for the Company from the applicable Secretary of State (or similar, applicable Governmental Authority) of the States of Delaware and California, together with a bring-down certificate by facsimile, dated the Closing Date; and

             (iii) a certificate of status for Medis from the Ministry of Consumer and Commercial Relations (Ontario), dated the Closing Date.

          (e) Legal Opinions.
              --------------

               (i) an opinion of Ivan D. Meyerson, Vice President and General Counsel of the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit D-1; and

              (ii) an opinion of Blake, Cassels & Graydon, Canadian counsel to the Company and Medis, substantially in the form of Exhibit D-2.

             (iii) an opinion of Brobeck, Phleger & Harrison, counsel for the Company, and addressed to the Agent and Banks, substantially in the form of Exhibit D-3, with respect to the types of Qualifying Collateral initially pledged by the Company in favor of the Agent as of the Closing Date under the Pledge Agreement;

          (f) Payment of Fees.  Evidence of payment by the Company of all
              ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, including any such costs, fees and expenses arising under or referenced in Sections 2.09 and 10.04;

          (g) Company Certificates.  A certificate signed by a Responsible
              --------------------
Officer of Company, dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of such date, as though made on and as of such date;

              (ii) no Default or Event of Default exists or would result from the initial Borrowing;

             (iii) there has occurred since March 31, 1994, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

              (iv) designating the Closing Date;

          (h) Medis Certificate.  A certificate signed by a Responsible Officer
              -----------------
of Medis, dated as of the Closing Date, stating that:

               (i) the representations and warranties of Medis contained in
     Article V are true and correct on and as of the Closing Date, as though made on and as of such date;

              (ii) no Default or Event of Default with respect to Medis or any of its Subsidiaries exists or would result from the initial Borrowing; and

             (iii) there has occurred since March 31, 1994, no event or circumstance with respect to Medis or any of its Subsidiaries that has resulted or could reasonably be expected to result in a Material Adverse Effect;

          (i) Notice of Election.  A Notice of Election of Projected Market
              ------------------
Value for the period from the Closing Date to June 30, 1995;

          (j) UCC Searches.  Certified copies of Requests for Information or
              ------------
Copies, dated a date reasonably near the Closing Date, listing all effective financing statements in the State of California which name the Company as debtor, together with copies of such financing statements;

          (k) Independent Auditor's Letter.  A copy of the Independent Auditor's
              ----------------------------
Letter duly executed by Deloitte & Touche;

          (l) Collateral Certificate.  If the Company proposes to pledge
              ----------------------
Collateral of the type described in clause (b) or (c) of the definition of Qualifying Collateral, a certificate signed by a Responsible Officer of the Company to the effect that such Collateral constitutes Collateral of such type and such other evidence, certificates or opinions as the Agent may, at the request of any Bank, reasonably request; and

          (m) Other Documents.  Such other approvals, opinions, documents or
              ---------------
materials as the Agent or any Bank may reasonably request.

     4.02  Conditions to All Borrowings.  The obligation of each Bank to make
           ----------------------------
any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under Section 2.04 is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Conversion/Continuation
Date:

          (a) Notice of Borrowing or Conversion/Continuation.  The Applicable
              ----------------------------------------------
Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable;

          (b) Continuation of Representations and Warranties.  The
              ----------------------------------------------
representations and warranties in Article V and the other Loan Documents shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

          (c) No Existing Default.  No Default or Event of Default shall exist
              -------------------
or shall result from such Borrowing or continuation or conversion; and

          (d) Medis Loans.  In the case of any Loan to be made to Medis, Medis
              -----------
shall be a wholly-owned Subsidiary of the Company.

Each Notice of Borrowing and Notice of Conversion/Continuation submitted by the Company or, in the case of a Canadian Loan, the Company and Medis hereunder shall constitute a representation and warranty by the Company or, in the case of a Canadian Loan, by the Company and Medis hereunder, as of the date of each such notice and as of each Borrowing Date or Conversion/Continuation Date, as applicable, that the conditions in Section 4.02 are satisfied.

     4.03  Conditions to Bankers' Acceptance Facility.  The obligation of
           ------------------------------------------
Tranche B Canadian Banks to accept and discount any Draft or Bankers' Acceptance is subject to prior or concurrent satisfaction of all of the following conditions:

          (a) On or before the date of acceptance and discounting of the initial Draft or Bankers' Acceptance, each of the conditions set forth in Section 4.01 shall have been satisfied.

          (b) Each of the conditions to the acceptance and discounting of such Draft or Bankers' Acceptance set forth in Section 2.17 shall have been satisfied.

          (c) On the date of acceptance and discounting of such Draft or Bankers' Acceptance, all conditions precedent described in Section 4.02 (other than paragraph (a)) shall be satisfied to the same extent as though the acceptance and discounting of such Draft or Bankers' Acceptance were the making of a Loan.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Each Borrower represents and warrants (which representations and warranties in the case of Medis, shall be limited to Medis and its Subsidiaries and other facts and circumstances known to Medis and its Subsidiaries) to the Agent and each Bank that:

     5.01  Corporate Existence and Power.  The Company and each of its
           -----------------------------
Subsidiaries:

          (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

          (b) has the power and authority and all required governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

          (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

          (d) is in compliance with all Requirements of Law;

except, with respect to Subsidiaries of the Company other than Material Subsidiaries, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and, with respect to the Company and its Material Subsidiaries in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02  Corporate Authorization; No Contravention.  The execution, delivery
           -----------------------------------------
and performance by each Borrower of this Agreement and each other Loan Document to which such Borrower is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a) contravene the terms of any Borrower's Organization Documents;

          (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which any Borrower or its property is subject; or

          (c) violate any Requirement of Law.

     5.03  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of the Agreement or any other Loan Document.

     5.04  Binding Effect.  This Agreement and each other Loan Document to which
           --------------
each Borrower is a party constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.05  Litigation.  There are no actions, suits, proceedings, claims or
           ----------
disputes pending, or to the best knowledge of each Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

          (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

          (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect as of the Closing Date. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.06  No Default .  No Default or Event of Default exists or would result
           ----------
from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect as of the Closing Date, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.01(e).

     5.07  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in Section 6.09. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     5.08  Financial Condition.  (a) The (i) audited consolidated financial
           -------------------
statements of the Company and its Subsidiaries dated March 31, 1994, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date and (ii) unaudited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1994, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the nine months ended on that date:

               (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject in the case of the unaudited statements to ordinary, good faith year end audit adjustments;

               (B) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (C) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof required to be shown in accordance with GAAP.

          (b) As of the Closing Date, since March 31, 1994, there has been no Material Adverse Effect.

     5.09  Regulated Entities.  None of the Company, any Person controlling the
           ------------------
Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. Neither Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal, state or other statute or regulation limiting its ability to incur Indebtedness.

     5.10  No Burdensome Restrictions.  Neither the Company nor any Subsidiary
           --------------------------
is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     5.11  Subsidiaries and Certain Liens As of the Closing Date.  As of the
           -----------------------------------------------------
Closing Date, the Company has no corporate Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.11 hereto. As of the Closing
                                      -------------
Date, part (b) of Schedule 5.11 describes all outstanding Indebtedness of the
                  -------------
Company and its Subsidiaries for borrowed money in excess of $10,000,000 that is secured by a Lien existing on property of the Company or any of its Subsidiaries.

     5.12  Collateral Documents.  (a) The provisions of each of the Collateral
           --------------------
Documents are effective to create in favor of the Agent for its benefit and the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company in the Collateral described therein subject only to the equal and ratable Lien of the Custodian and the junior Lien of the Custodian under the Custodial Agreement; and financing statements have been filed in the offices in accordance with the Pledge Agreement.

          (b) All representations and warranties of the Company contained in the Collateral Documents are true and correct.


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than Obligations under Section 10.05 that remain contingent after termination of the Commitments and payment of all other Obligations) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     6.01  Financial Statements.  The Company shall deliver to the Agent, in
           --------------------
form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year (commencing with the fiscal year ended March 31, 1995), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Deloitte & Touche or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall
                                     -------------------
state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent

Auditor of any material portion of the Company's or any Subsidiary's records;
and

          (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended June 30, 1995), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries (which certification may be part of the related Compliance Certificate delivered pursuant to Section 6.02(a)).

     6.02  Certificates; Other Information.  The Company shall furnish to the
           -------------------------------
Agent, with sufficient copies for each Bank:

          (a) concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and (b), a Compliance Certificate executed by a Responsible Officer of the Company;

          (b) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC;

          (c) on the fifteenth Business Day prior to the end of each calendar quarter, a Notice of Election of Projected Market Value for the immediately succeeding calendar quarter; and

          (d) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, including Medis, as the Agent, at the request of any Bank, may from time to time reasonably request.

     6.03  Notices.  The Company and Medis shall notify the Agent and each Bank:
           -------

          (a) promptly, upon such occurrence, of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

          (b) promptly, upon such occurrence, of any matter that has resulted or may result in a Material Adverse Effect;

          (c) promptly upon any Responsible Officer of Company obtaining knowledge thereof of (i) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation of arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries (collectively "PROCEEDINGS") not previously disclosed in writing by the Company to Lenders or (ii) any material development in any Proceeding that, in the case of clause (i) or (ii) above, (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, together with such other information as may be reasonably available to Company that the Agent requests to enable the Agent and the Banks to evaluate such matters.

          (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, including but not limited to any change that has any effect on the calculation of any financial covenant in this Agreement.

     6.04  Preservation of Corporate Existence, Etc.  The Company and Medis
           ----------------------------------------
shall, and shall cause their respective Material Subsidiaries to:

          (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of their respective states or jurisdictions of incorporation except, in the case of any Material Subsidiary (other than Medis), in connection with transactions permitted by Section 7.02; and

          (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 7.02 or except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.05  Insurance.  The Company and Medis shall maintain, and shall cause
           ---------
each of their respective Material Subsidiaries to maintain, with financially sound and reputable insurers, insurance (including self-insurance) with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as the Company reasonably deems prudent from time to time.

     6.06  Payment of Taxes.  The Company and Medis shall, and shall cause each
           ----------------
of their respective Material Subsidiaries to, pay and discharge as the same shall become due and payable, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets (other than obligations that a Responsible Officer is not aware of or are of a nominal amount), unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

     6.07  Compliance with Laws.  The Company and Medis shall comply, and shall
           --------------------
cause each of their respective Subsidiaries to comply, in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards
Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     6.08  Inspection of Property and Books and Records.  The Company and Medis
           --------------------------------------------
shall maintain and shall cause each of their respective Material Subsidiaries to maintain in all material respects proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company and Medis shall permit, and shall cause each of their respective Subsidiaries to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided,
                                                                   --------
however, when an Event of Default exists the Agent or any Bank may do any of the
- -------
foregoing at the reasonable expense of the Company at any time during normal business hours and without advance notice.

     6.09  Use of Proceeds.  The Company and Medis shall use the proceeds of
           ---------------
the Loans for general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

     6.10  Notice of Rating Change.  The Company shall, no later than ten
           -----------------------
Business Days after a Responsible Officer obtains knowledge of any such change, give notice to the Agent (by telephone, followed promptly by written notice transmitted by facsimile with a hard copy sent promptly thereafter) of any change in rating by any Rating Agency in respect of the Company's long-term, senior unsecured debt, together with the details thereof, and of any announcement by any Rating Agency that its rating in respect of such senior unsecured long-term debt is "under review" or that any such debt rating has been placed on a "CreditWatch List"(R) or "watch list" or that any similar action has been taken by such Rating Agency.

                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than Obligations under Section 10.05 that remain contingent after termination of the Commitments and payment of all other Obligations) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     7.01  Limitation on Liens.  The Company and Medis shall not, and shall not
           -------------------
suffer or permit any of their respective Subsidiaries to directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                ---------------

          (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date securing Indebtedness outstanding on such date;

          (b) any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of the Company or its Subsidiary securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

          (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        --------
dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution; and

          (i) Any other Liens (other than any Lien imposed by ERISA or any Lien for taxes, fees, assessments or other governmental charges that is not expressly permitted under Section 7.01(c)); provided that the aggregate amount of all
                                  --------
Permitted Liens does not exceed at any time 25% of Net Worth.

     7.02  Consolidations and Mergers.  The Company shall not, and shall not
           --------------------------
suffer or permit any of its Material Subsidiaries to, directly or indirectly, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

          (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or another Wholly-Owned Subsidiary; and

          (c) the Company may merge with another Person provided that the Company shall be the continuing or surviving corporation and no Default or Event of Default is in effect immediately prior to or on the date of or would result from such merger.

     7.03  Use of Proceeds.  (a) The Company and Medis shall not, and shall not
           ---------------
suffer or permit any of their respective Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

          (b) The Company and Medis shall not, directly or indirectly, use any portion of the Loan proceeds (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible
                                                           ----------
Securities" means securities which may not be underwritten or dealt in by member
- ----------
banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. (S) 24, Seventh), as amended.

     7.04  Maximum Debt to Capitalization Ratio.  The Company shall not permit
           ------------------------------------
the ratio of Total Debt to Total Capitalization as at the last day of any calendar month to exceed 0.565 to 1.00.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

     8.01  Event of Default.  Any of the following shall constitute an "Event
           ----------------                                             -----
of Default":
- ----------

          (a) Non-Payment.  Either Borrower fails to pay, (i) when and as
              -----------
required to be paid herein, any amount of principal of any Loan made to such Borrower or the amount of any Draft or Bankers' Acceptance, or (ii) within 5 days after the same becomes due, any interest, fee or any other amount payable by such Borrower hereunder or under any other Loan Document; or

          (b) Representation or Warranty.  Any representation or warranty by
              --------------------------
the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c) Specific Defaults.  The Company fails to perform or observe any
              -----------------
term, covenant or agreement contained in Section 6.04(a) or in Article VII; or

          (d) Other Defaults.  Either Borrower fails to perform or observe any
              --------------
other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) in the case of any provision in Article V or VI, the date upon which a Responsible Officer knew of such failure or

(ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

          (e) Cross-Default.  The Company or any Subsidiary (i) fails to make
              -------------
any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, if the effect of such failure, event or condition is to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

          (f) Insolvency; Voluntary Proceedings.  The Company or any Material
              ---------------------------------
Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g) Involuntary Proceedings.  (i) Any involuntary Insolvency
              -----------------------
Proceeding is commenced or filed against Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h) ERISA.  There shall occur one or more ERISA Events which
              -----
individually or in the aggregate results in or might reasonably be expected to result in liability of the Company or any of its Subsidiaries in excess of $25,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds 5% of Net Worth.

     8.02  Remedies.  If any Event of Default occurs, the Agent shall, at the
           --------
request of, or may, with the consent of, the Majority Banks,

          (a) declare the commitment of each Bank to make Loans or accept or discount Drafts or Bankers' Acceptances to be terminated, whereupon such commitments and the Banker's Acceptance Facility shall be terminated;

          (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document (including an amount equal to the Face Amount of all unmatured Drafts and Bankers Acceptances) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

          (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
- --------  -------
(f) or (g) of Section 8.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans or accept or discount Drafts or Bankers' Acceptances shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

     8.03  Rights Not Exclusive.  The rights provided for in this Agreement and
           --------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                  ARTICLE IX

                                  THE AGENTS
                                  ----------

     9.01  Appointment and Authorization.  Each Bank hereby irrevocably (subject
           -----------------------------
to Section 9.09) appoints, designates and authorizes each of the Agents to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, none of the Agents shall have any duties or responsibilities, except those expressly set forth herein, nor shall any of the Agents have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any of the Agents.

     9.02  Delegation of Duties.  Each of the Agents may execute any of its
           --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact ("Delegate") and shall be entitled to advice of counsel concerning all matters pertaining to such duties; provided that, no Agent in its capacity as an Agent shall delegate its duty hereunder to make or receive payments unless the Delegate shall be a resident of the same jurisdiction as the Agent making such delegation. None of the Agents shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.03  Liability of Agent.  None of the Agent-Related Persons shall (a) be
           ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any of the Agents under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.04  Reliance by the Agents.  (a)  Each of the Agents shall be entitled
           ----------------------
to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected with reasonable care by it. Each of the Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by any of the Agents to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     9.05  Notice of Default.  None of the Agents shall be deemed to have
           -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to it for the account of the Banks, unless it shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Each of the Agents will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with
Article VIII; provided, however, that unless and until the Agent has received
              --------  -------
any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.06  Credit Decision.  Each Bank acknowledges that none of the Agent-
           ---------------
Related Persons has made any representation or warranty to it, and that no act by any of the Agents hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to each of the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agents, none of the Agents shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.07  Indemnification of Agent.  Whether or not the transactions
           ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities and any other liability, obligation, loss, damage, penalty, action, judgment, suit, cost, charge, expense or disbursement (including Attorney's Costs) that would be an Indemnified Liability but for the fact that it relates or arises out of a claim or threatened claim by a Borrower or other Person party to this Agreement, including under Section 6.02 of the Custodial Agreement and Section 7.01 of the Pledge Agreement; provided, however, that no Bank shall be liable for the
                  --------  -------
payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse each of the Agents upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by it in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that it is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of any of the Agents.

     9.08  Agents in Individual Capacity.  Any of the Agents and any of their
           -----------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though such of the Agents was not one of the Agents hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, any of the Agents or any of their Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that none of the Agents shall be under any obligation to provide such information to them. With respect to its Loans, each of the Agents shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not one of the Agents. The terms "Bank" and "Banks" include in its individual capacity.

     9.09  Successor Agent.  Any of the Agents may, and at the request of the
           ----------------
Majority Banks shall, resign as one of the Agents upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, then the Co-Agent shall become the Agent. If the Co-Agent resigns as Agent, then the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent or the Canadian Administrative Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent or Canadian Administrative Agent, as the case may be, and the terms "Agents", "Agent" or "Canadian Administrative Agent" shall mean such successor agent and the retiring agent's appointment, powers and duties as Agent or Canadian Administrative Agent, as the case may be, shall be terminated. After any retiring agent's resignation hereunder as Agent or Canadian Administrative Agent, as the case may be, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Canadian Administrative Agent, as the case may be, under this Agreement. If no successor agent has accepted appointment as Agent or Canadian Administrative Agent, as the case may be, by the date which is 30 days following a retiring agent's notice of resignation, the retiring agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent or Canadian Administrative Agent, as the case may be, hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

     9.10  Withholding Tax.  (a) If any Tranche A Bank or Tranche B Domestic
           ---------------
Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

              (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

             (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Tranche A Bank or Tranche B Domestic Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank.
To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any Tranche A Bank or Tranche B Domestic Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Tranche A Bank or Tranche B Domestic Bank is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Tranche A Bank or Tranche B Domestic Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Tranche A Banks or Tranche B Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

          (f) If any Tranche B Canadian Bank is not a resident of Canada for purposes of the Income Tax Act (Canada) and such Tranche B Canadian Bank claims exemptions from, or reduction of, Canadian withholding tax, such Tranche B Canadian Bank agrees with and in favor of the Agent and the Canadian Administrative Agent, to deliver to the Agent and the Canadian Administrative Agent all forms as may be required under the Income Tax Act (Canada) or other laws of Canada as a condition to exemption from, or reduction of, Canadian withholding tax. Such Tranche B Canadian Bank agrees to promptly notify the Agent and the Canadian Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction. If any Tranche B Canadian Bank claims exemption from, or reduction of, Canadian withholding tax and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Medis to such Tranche B Canadian Bank, such Tranche B Canadian Bank agrees to notify the Agent and the Canadian Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Medis to such Tranche B Canadian Bank.
If any

Tranche B Canadian Bank is entitled to a reduction in the applicable Canadian withholding tax, the Canadian Administrative Agent may withhold from any interest payment to such Tranche B Canadian Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by this subsection 9.10(f) are not delivered to the Agent or the Canadian Administrative Agent, then the Canadian Administrative Agent may withhold from any interest payment to such Tranche B Canadian Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax. If any Governmental Authority of Canada asserts a claim that the Canadian Administrative Agent or Medis did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form is not delivered, was not properly executed, or because such Tranche B Canadian Bank failed to notify the Canadian Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Tranche B Canadian Bank shall indemnify the Canadian Administrative Agent and Medis fully for all amounts paid, directly or indirectly, by the Canadian Administrative Agent or Medis as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Canadian Administrative Agent or Medis under this subsection 9.10(f), together with all costs and expenses (including Attorney Costs). The obligation of the Tranche B Canadian Bank under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Canadian Administrative Agent.

     9.11  Collateral Matters.
           ------------------

          (a) The Agent is authorized on behalf of all the Banks, without the necessity of any notice to or further consent from the Banks, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

          (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) at the request of the Company in accordance with the terms of the Pledge Agreement at any time other than after the occurrence and during the existence of an Event of Default; (ii) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien thereon was granted or at any time thereafter (as to which the Agent may conclusively rely on a certificate of a Responsible Officer of the Company representing same); or (iv) if approved, authorized or ratified in writing by the

Majority Banks or all the Banks, as the case may be, as provided in subsection 10.01(f). Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 9.11(b).

     9.12  Co-Agent.  Except as set forth in the second sentence of Section
           --------
9.09, the Co-Agent shall not have any duties or other obligations in its capacity as Co-Agent hereunder.


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.01  Amendments and Waivers.  No amendment or waiver of any provision of
            ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent and the Canadian Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall,
       --------  -------
unless in writing and signed by all the Banks, the Company and, if such waiver, amendment or consent relates to Medis or rights or Obligations of Medis, Medis and acknowledged by the Agent and the Canadian Administrative Agent, do any of the following:

          (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.02)or increase or extend the obligation of any Bank to accept or discount Drafts or Bankers' Acceptances;

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document (including, without limitation, a decrease in any amount payable in respect of Drafts or Bankers' Acceptances);

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

          (e) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all Banks; or

          (f) release all or substantially all of the Collateral after the occurrence and during the continuance of an Event of Default except as otherwise may be provided in the Collateral Documents or in subsection 9.11(b);

and, provided, further, that (i) no amendment, waiver or consent shall, unless
     --------  -------
in writing and signed by the Agent or the Canadian Administrative Agent, as the case may be, in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent or the Canadian Administrative Agent under this Agreement or any other Loan Document, and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     10.02  Notices.  (a) All notices, requests and other communications
            -------
required or permitted hereunder shall be in writing, except as otherwise expressly set forth herein (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by either of the Borrowers by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.02, and
                                                           --------------
(ii) shall be followed promptly by delivery of a hard copy original thereof), and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.02; or, as directed to the Borrowers, the Agent or the
           --------------
Canadian Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agents.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent and/or the Canadian Administrative Agent, as applicable.

          (c) Any agreement of the Agents and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. Any of the Agents and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by a Borrower to give such notice and the Agents and the Banks shall not have any liability to either Borrower or other Person on account of any action taken or not taken by the Agents or the Banks in reliance upon such telephonic or facsimile notice. The obligation of Borrowers to repay the Loans made to it shall not be affected in any way or to any extent by any failure by the Agents and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agents and the Banks of a confirmation which is at variance with the terms understood by the Agents and the Banks to be contained in the telephonic or facsimile notice.

     10.03  No Waiver; Cumulative Remedies.  No failure to exercise and no
            ------------------------------
delay in exercising, on the part of the Agent, the Canadian Administrative Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

     10.04  Costs and Expenses.  The Company and Medis jointly and severally
            ------------------
shall:

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse all Agent-Related Persons (including BofA in its capacity as Agent) within five Business Days after demand (subject to subsection 4.01(f)) for all reasonable costs and expenses incurred by such Agent-Related Persons (including BofA in its capacity as Agent) reasonably required in connection with the development, preparation, negotiation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby including reasonable Attorney Costs incurred by such Agent-Related Persons (including BofA in its capacity as Agent) with respect thereto; provided that any costs and expenses incurred under this subsection 10.04(a) prior to the Closing Date shall be limited to the out-of-pocket costs and expenses of the Agent, the Canadian Administrative Agent and the Arranger, including reasonable Attorneys Costs incurred by the Agent and the Canadian Administrative Agent; and

          (b) pay or reimburse all Agent-Related Persons and each Bank within five Business Days after demand (subject to subsection 4.01(f)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     10.05  Borrower Indemnification.  Whether or not the transactions
            ------------------------
contemplated hereby are consummated, Company and Medis jointly and severally shall indemnify and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all
                ------------------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of any of the Agents or replacement of any Bank) be imposed on, incurred by or asserted against any such Person as a result of any claim or threatened claim by a Person not party to this Agreement or by a Borrower (except for claims by a Borrower or against any Agent or a Bank that are successful on the merits as determined by a court of competent jurisdiction), in any case in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, or related to any Canadian Dollar transactions entered into in connection herewith whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that a Borrower shall have no obligation
 -----------------------    --------
hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations; provided further that this Section 10.05 shall not be construed to expand the obligations of a Borrower to make payments to the Banks in the circumstances required under subsections 3.01, 3.02, 3.03, 3.04 or 3.05, it being understood and agreed that such subsections shall govern the rights and obligations of the Borrowers and the Banks as to matters set forth therein, or to require a Borrower to compensate a Bank for any Indemnified Liability relating to its cost of funds for any Borrowing.

     10.06  Payments Set Aside.  To the extent that a Borrower makes a payment
            ------------------
to any of the Agents or the Banks, or any of the Agents or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agents or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agents upon demand its pro rata share of any amount so recovered from or repaid by the Agents.

     10.07  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.08  Assignments, Participations, etc.  (a) Any Bank may, with the
            ---------------------------------
written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consent of the Agent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all,
                                                               --------
or any ratable part of all, of the Loans, Bankers' Acceptance Facility, the Commitments (including the Tranche B Commitments) and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000 or any multiple of $5,000,000 in excess thereof; provided, however, that the Borrowers
                                          --------  -------
and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance substantially in the form of Exhibit E ("Assignment and Acceptance") with such
                                         -------------------------
changes thereto as the Agent and the Company may approve together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500. Notwithstanding anything to the contrary in this subsection 10.08(a), no Tranche B Bank that has an Affiliate Bank shall make or grant any sale, assignment, transfer or negotiation with respect to any percentage of its Loans, Bankers Acceptance Facility, Bankers Acceptances, Commitments or any other Obligation to any other Person (other than to an Affiliate of such Bank) unless its Bank Affiliate shall simultaneously make or grant an assignment with respect to the same percentage of its Loans, Bankers Acceptances, Bankers Acceptance Facility, Commitments or other Obligations to such Person.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent and received the Company's consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) If the assignor Bank had received any Notes, within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that the Company and the Agent have consented to such assignment in accordance with subsection 10.08(a)), each Borrower, as applicable, shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and, if the assignor Bank has retained a portion of its Loans, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's becoming a party to this Agreement in accordance with
Section 10.08(b)(i), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Tranche A Commitments and the Tranche B Commitments arising therefrom. The Tranche A Commitment or Tranche B Commitment allocated to each Assignee shall reduce the Tranche A Commitment or Tranche B Commitment of the assigning Bank pro tanto.
                                 --- -----

          (d) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consent of the Agent shall not be unreasonably withheld, at any time sell to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any participation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (a "Participant") participating interests in any Loans, Bankers' Acceptances, the
 -----------
Bankers' Acceptance Facility, the Tranche A Commitment or Tranche B Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the
                                              --------  -------
originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, (iv) no Tranche B Bank which has an Affiliate Bank shall make or grant any participation with respect to any percentage of its Loans, Bankers' Acceptance Facility, Bankers' Acceptances, Tranche A Commitment or Tranche B Commitment or any
other Person (other than an Affiliate of such Bank) unless its Affiliate Bank shall simultaneously make or grant a participation with respect to the same percentage of its Loans, Bankers' Acceptances, Bankers' Acceptance Facility, Tranche A Commitments or Tranche B Commitments to such Person; and (v) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.01. In the case of any such
                 ----- -------
participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

          (f) Notwithstanding this Section 10.08, no consent of the Company or Agent or other requirements in this Section 10.08 shall be required to be satisfied in connection with the purchase of a Bankers' Acceptance by a participant as contemplated by subsection 2.17.

     10.09  Confidentiality.  Each of the Agents and each Bank agrees to take
            ---------------
and to cause its Affiliates (including the Agent-Related Persons) to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by any of the Agents on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by any of the Agents or such Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Agent or such Bank; provided, however,
                                                            --------  -------
that any of the Agents and any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which any of the Agents or any Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (E) to such Bank's independent auditors and other professional advisors and to any of the Agents or any other Bank; (F) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (G) as to any of the Agents or any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (H) to its Affiliates; provided,
                                                                   --------
further, that to the extent permitted by applicable law or regulation, each of
- -------
the Agents and each Bank agree to notify the Company prior to (if reasonably practicable) or concurrently with its disclosure of such information to any third party pursuant to clauses (B), (C), or (F).

     10.10  Set-off.  In addition to any rights and remedies of the Banks
            -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company or Medis, any such notice being waived by the Company and Medis to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company or Medis against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not any of the Agents or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured and the Applicable Agent. Each Bank agrees promptly to notify the Company and the Agent and the Applicable Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such
                               --------  -------
notice shall not affect the validity of such set-off and application.

     10.11  Notification of Addresses, Lending Offices, Etc.  Each Bank shall
            -----------------------------------------------
notify the Agent and the Applicable Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent and the Applicable Agent shall reasonably request.

     10.12  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.13  Severability.  The illegality or unenforceability of any provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.14  No Third Parties Benefited.  This Agreement is made and entered
            --------------------------
into for the sole protection and legal benefit of the Borrowers, the Banks, the Agents and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     10.15  Governing Law and Jurisdiction; Language.  (a) THIS AGREEMENT AND
            ----------------------------------------
THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. MATTERS PERTAINING TO BANKERS' ACCEPTANCES SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY THE BILLS OF EXCHANGE ACT (CANADA).

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENTS AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
                                           --------------------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWERS, THE AGENTS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          (c) The Borrowers expressly require that this document and all documents accessory hereto be drawn up in English and each Agent and each Bank, because of the customer's requirement and by making such documents available to the customer in the English language, expresses the same requirement.

          Les Emprunteurs requierent expressement que ce document et tous les documents qui s'y rapportent soient rediges en langue anglaise et chaque Mondataire et chaque Banque, a cause de cette exigence du client, exprime la meme volonte en faisant en sorte que les documents en langue anglaise soient a la disposition du client.

     10.16  Waiver of Jury Trial.  THE BORROWERS, THE BANKS AND THE AGENTS EACH
            --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE BANKS AND THE AGENTS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.17  Judgment.  If, for the purposes of obtaining judgment in any court,
            --------
it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of a Borrower in respect of any such sum due from it to the Agent hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

     10.18  Entire Agreement.  This Agreement, together with the other Loan
            ----------------
Documents, embodies the entire agreement and understanding among the Borrowers, the Banks and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco by their proper and duly authorized officers as of the day and year first above written.

                                           McKESSON CORPORATION

                                           By:
                                               ----------------------
                                           Title:
                                                  -------------------
                                                  Vice President Finance

                                           MEDIS HEALTH AND PHARMACEUTICAL
                                           SERVICES INC.

                                           By:
                                               ----------------------
                                           Title:
                                                  -------------------
                                                  Vice President Finance



                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as Agent

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           BANK OF AMERICA CANADA, as
                                           Canadian Administrator Agent

                                           By:  ________________________

                                           Title:  _____________________


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as a Bank


                                           By: _________________________

                                           Title: ______________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco by their proper and duly authorized officers as of the day and year first above written.

                                           McKESSON CORPORATION

                                           By: ______________________

                                           Title: ___________________


                                           MEDIS HEALTH AND PHARMACEUTICAL
                                           SERVICES INC.

                                           By: ______________________

                                           Title: ___________________


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as Agent

                                           By: _________________________

                                           Title: ______________________

                                           BANK OF AMERICA CANADA as
                                           Canadian Administrator Agent


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as a Bank


                                           By: _________________________

                                           Title: ______________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco by their proper and duly authorized officers as of the day and year first above written.

                                           McKESSON CORPORATION

                                           By: ______________________

                                           Title: ___________________

                                           MEDIS HEALTH AND PHARMACEUTICAL
                                           SERVICES INC.

                                           By: ______________________

                                           Title: ___________________


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as Agent

                                           By:  ________________________

                                           Title:  _____________________


                                           BANK OF AMERICA CANADA, as
                                           Canadian Administrator Agent

                                           By:  ________________________

                                           Title:  _____________________


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as a Bank


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           BANK OF AMERICA CANADA, as a Bank

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                             CHEMICAL BANK

                             By:
                                 -------------------------
                             Title:
                                    ----------------------

                                           CHEMICAL BANK OF CANADA

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           THE CHASE MANHATTAN BANK N.A.

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           THE CHASE MANHATTAN BANK OF CANADA

                                           By:
                                               -------------------------
                                           Title:

                                           MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           MORGAN BANK OF CANADA

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           FIRST INTERSTATE BANK OF CALIFORNIA


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           ABN AMRO BANK N.V.


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           ABN AMRO BANK CANADA
                                           Montreal Branch


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           THE FIRST NATIONAL BANK OF CHICAGO


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                                           TORONTO DOMINION (TEXAS), INC.


                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------

                             THE TORONTO-DOMINION BANK


                             By:
                                 -------------------------
                             Title: ______________________

                                 SCHEDULE 2.01
                                 -------------
                  COMMITMENTS/PRO RATA SHARES/AFFILIATE BANKS
                  -------------------------------------------

A.  Tranche A Banks
    ---------------

                                                                     Tranche A             Tranche A
      Bank                Commitment           Pro Rata Share       Commitment          Pro Rata Share
      ----                ----------           --------------       ----------          --------------
Bank of America          $ 50,000,000                20%           $ 31,250,000         17.857142857%
National Trust
and Savings
Association

Chemical Bank            $ 45,000,000                18%           $ 28,125,000         16.071428571%

The Chase                $ 30,000,000                12%           $ 18,750,000         10.714285714%
Manhattan Bank
N.A.

Morgan Guaranty          $ 25,000,000                10%           $ 15,625,000          8.928571429%
Trust Company of
New York

First Interstate         $ 25,000,000                10%           $ 25,000,000         14.285714286%
Bank of
California

ABN AMRO Bank            $ 25,000,000                10%           $ 15,625,000          8.928571429%
N.V.

The First                $ 25,000,000                10%           $ 25,000,000         14.285714286%
National Bank of
Chicago

Toronto Dominion         $ 25,000,000                10%           $ 15,625,000          8.928571429%
(Texas), Inc.

Total:                   $250,000,000               100%           $175,000,000         100%


                                   Schedule
                                     2.01

B.  Tranche B Banks
    ---------------

                                                                       Tranche B
                                                                       Commitment of
                                                                       Bank and
                     Affiliate          Domestic        Canadian       Affiliate Bank     Tranche B Pro
    Bank                Bank              Bank            Bank         Combined           Rata Share
    ----             ---------          --------        --------       --------------     -------------
Bank of            Bank of            Bank of         Bank of          $ 18,750,000       25%
America            America            America         America
National           Canada             National        Canada
Trust &                               Trust &
Savings                               Savings
Association                           Association

Chemical Bank      Chemical Bank      Chemical Bank   Chemical Bank    $ 16,875,000       22.50%
                   of Canada                          of Canada

The Chase          The Chase          The Chase       The Chase        $ 11,250,000       15%
Manhattan          Manhattan          Manhattan       Manhattan
Bank N.A.          Bank of            Bank N.A.       Bank of
                   Canada                             Canada

Morgan             Morgan Bank        Morgan          Morgan Bank      $  9,375,000       12.50%
Guaranty           of Canada          Guaranty        of Canada
Trust Company                         Trust Company
of New York                           of New York

ABN AMRO Bank      ABN AMRO Bank      ABN AMRO Bank   ABN AMRO Bank    $  9,375,000       12.50%
N.V.               Canada             N.V.            Canada

Toronto            The Toronto-       Toronto         The Toronto-     $  9,375,000       12.50%
Dominion           Dominion Bank      Dominion        Dominion Bank
Texas, (Inc.)                         Texas, (Inc.)

Total:                                                                 $ 75,000,000       100%

                                   Schedule
                                     2.01

                                 Schedule 5.11

(a) As of the Closing Date, the listing below is a complete list of the corporate Subsidiaries of the Company.

(b) As of the Closing Date, there is no outstanding Indebtedness of the Company and its Subsidiaries for borrowed money in excess of $10,000,000 that is secured by a Lien existing on property of the Company or any of its Subsidiaries.

                       ================================
                             McKESSON CORPORATION
                                  (DELAWARE)
                       ================================

=================================================================================================================================
DOMESTIC/FOREIGN CORPORATIONS                                            % OF                               STATE OF
   AND THEIR SUBSIDIARIES                                              OWNERSHIP                          INCORPORATION
=================================================================================================================================

Armor All Products Corporation                                           54.65                              Delaware
  Armor All International (FSC), Inc.                                   100                                 U.S. Virgin Islands
  Armor All Products GmbH                                               100                                 West Germany
  Armor All Products of Canada, Inc.                                    100                                 Canada
  Armor All Products (U.K.) Limited                                     100                                 England
Beldere Corporation                                                     100                                 California
  S.K.U., Inc.                                                           50                                 California
California Golden State Finance Company                                 100                                 California
Calox International, S.A.                                               100                                 Panama
  Calox Ecuatoriana, S.A.                                               100                                 Ecuador
  Calox Panamena, S.A.                                                   50                                 Panama
    Vehiculos Italianos, S.A.                                           100                                 Panama
    Capitales Asociados, S.A.                                            86.80                              Panama
      General Mills de Panama, S.A.                                      50                                 Panama
        Harinas y Cereales                                              100                                 Panama
        Industrial Tecnica Panamericana, S.A.                            50                                 Panama
        Semolas de Panama, S.A.                                          50                                 Panama
City Properties, S.A.                                                    20                                 Panama
Corporacion Bonima, S.A. DE C.V.                                         97.87                              El Salvador
  Comercial Farmaceutica Interamericana, S.A.                           100                                 Costa Rica
  Comercial Interamericana, S.A.                                        100                                 Dom. Republic
  Comercial Interamericana, S.A.                                        100                                 Guatemala
  Comercial Interamericana, S.A. de C.V.                                100                                 Honduras
  Corporacion Farmaceutica Interamericana, S.A.                         100                                 Nicaragua
  Distribuidores Especialidades, S.A.                                   100                                 Panama
Corporation of America                                                  100                                 California
Crocker Plaza Company                                                   100                                 Delaware
First Aid, Inc.                                                         100                                 California
  Zee Service, Inc.                                                     100                                 California
Flex-Master Technology Holdings, Inc.                                   100                                 California
Foremost Iran Corporation                                               100                                 California
Foremost-McKesson Property Company, Inc.                                100                                 California
  DC Land Company                                                       100                                 California
  DCAZ Land Company                                                     100                                 Delaware
  Foremost Homes Hawaii, Ltd.                                           100                                 Hawaii
  HF Land Company                                                       100                                 Delaware

                       ================================
                             McKESSON CORPORATION
                                  (DELAWARE)
                       ================================

=================================================================================================================================
DOMESTIC/FOREIGN CORPORATIONS                                            % OF                               STATE OF
   AND THEIR SUBSIDIARIES                                              OWNERSHIP                          INCORPORATION
=================================================================================================================================

Foremost Shir, Inc.                                                      100                                California
Foremost Tehran, Inc.                                                    100                                California
Golden State Company, Ltd.                                               100                                California
Golden State Insurance Company Limited                                   100                                Bermuda
Golden State Milk Products Company                                       100                                California
Goodman Manufacturing Company                                            100                                Pennsylvania
Healthcare Delivery Systems, Inc.                                        100                                Delaware
Intercal, Inc.                                                            15                                Panama
International Dairy Engineering Co. of Asia, Inc.                        100                                Nevada
Macfor International Finance Company                                     100                                Delaware
  La Vascongada, S.A.C. c I                                               10                                Argentina
McKesson Canada Inc.                                                     100                                Canada
  Medis Health and Pharmaceutical Services Inc.                          100                                Canada
    Good Neighbour Pharmacy Ltd.                                         100                                Canada
    Smith's Drug Store (Digby) Limited                                   100                                Canada
McKesson (Cayman Islands) Inc.                                           100                                Cayman Islands
  NADRO, S.A. de C.V.                                                     22.67                             Mexico
McKesson International Investment Corp.                                  100                                Delaware
  N.V. Medicopharma                                                      100                                The Netherlands
McKesson Outcomes Research Corporation                                   100                                Delaware
McKesson Transportation Systems, Inc.                                    100                                Delaware
McKesson Water Products Company                                          100                                California
  Hygeia Bottled Water, Inc.                                             100                                Texas
Millbrook Distribution Services Co.                                      100                                Indiana
Mohawk Liqueur Corporation                                               100                                Michigan
Penn-Chem Corporation                                                    100                                Pennsylvania
Sunbelt Beverage Corporation                                              20.26                             Delaware
Very Important Products, Inc.                                            100                                California
West Wholesale Drug Co.                                                  100                                Delaware
Zee Medical Canada, Inc.                                                 100                                Canada

                                SCHEDULE 10.02
                                --------------



           AGENT'S PAYMENT OFFICE, CANADIAN AGENT'S PAYMENT OFFICE,
           --------------------------------------------------------
                    OFFSHORE AND DOMESTIC LENDING OFFICES,
                    --------------------------------------
                             ADDRESSES FOR NOTICES
                             ---------------------


AGENT'S PAYMENT OFFICE
- ----------------------

Bank of America National Trust
  and Savings Association
ABA No. 1210-0035-8
Attention:  Agency Management Services #5596
For credit to Bancontrol
A/C No. 12333-15089
Ref:  McKesson Corporation


CANADIAN ADMINISTRATIVE AGENT'S PAYMENT OFFICE
- ----------------------------------------------

Royal Bank of Canada
Financial Institutions Client Service
180 Wellington Street West, 6th Floor
Toronto, Ontario M5J 1J1
Cdn. Dollar A/C No. 000053-9
Transit No. 07172 or
        via Swift Account: BOFACATT


BANK OF AMERICA NATIONAL TRUST
- ------------------------------
AND SAVINGS ASSOCIATION, as Agent
- -----------------------

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Ivo Bakovic, Vice President
Telephone:  (415) 622-1158
Facsimile:  (415) 622-4894





                                   Schedule
                                     10.02

BANK OF AMERICA NATIONAL TRUST
- ------------------------------
AND SAVINGS ASSOCIATION, as a Bank
- ----------------------------------

Domestic and Offshore Lending Office:

1850 Gateway Boulevard, Fourth Floor
Concord, California 94520-3281
Attention:  Shireen Watson, Account Administrator
Telephone:  (510) 885-7080
Facsimile:  (510) 675-7531, (510) 675-7532

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of America National Trust
and Savings Association
Credit Products No. 3838
555 California Street, 41st Floor
San Francisco, California 94104-1502
Attention:  Maria Vickroy-Peralta, Vice President
Telephone:  (415) 622-7198
Facsimile:  (415) 622-4585


BANK OF AMERICA CANADA, as a Bank
- ---------------------------------

Domestic and Offshore Lending Office:

Bank of America Canada
4 King Street West, 18th Floor
Toronto, Ontario M5H 1B6, Canada
Attention:  Lori Burek, Assistant Vice President
Telephone:  (416) 863-5346
Facsimile:  (416) 863-4040

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Bank of America Canada
1250 Rene Levesque Blvd. West
43rd Floor
Montreal, Quebec H3B 4W8, Canada
Attention:  Gilles De Montignyl, Vice President
                 and General Manager
Telephone:  (514) 938-1600
Facsimile:  (514) 938-1601




                                   Schedule
                                     10.02

CHEMICAL BANK
- -------------

Domestic and Offshore Lending Office:

270 Park Avenue, 10th Floor
New York, New York  10017
Attention:  Thomas Brennan
Telephone:  (212) 270-4263
Facsimile:  (212) 818-1456

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

270 Park Avenue, 10th Floor
New York, New York  10017
Attention:  David Corcoran
Telephone:  (212) 270-5032
Facsimile:  (212) 270-1403


CHEMICAL BANK OF CANADA
- -----------------------

Domestic and Offshore Lending Office:

Chemical Bank of Canada
100 Younge Street
Suite 900
Toronto, Ontario, M5C2W1, Canada
Attention:  Martha Tamayo
Telephone:  (416) 594-2223
Facsimile:  (416) 594-2240

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Chemical Bank of Canada
100 Younge Street
Suite 900
Toronto, Ontario M5C2W1, Canada
Attention:  Martha Tamayo
Telephone:  (416) 594-2223
Facsimile:  (416) 594-2240

                                   Schedule
                                     10.02

THE CHASE MANHATTAN BANK N.A.
- -----------------------------

Domestic and Offshore Lending Office:

Two Chase Manhattan Plaza
New York, New York  10081
Attention:  Rocky Chan, Administrative Assistant
Telephone:  (212) 552-2920
Facsimile:  (212) 552-7375

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

One Chase Manhattan Plaza
New York, New York  10081
Attention:  Ellen Gertzog, Vice President
Telephone:  (212) 552-1721
Facsimile:  (212) 552-7075


THE CHASE MANHATTAN BANK OF CANADA
- ----------------------------------

Domestic and Offshore Lending Office:

The Chase Manhattan Bank of Canada
150 King Street West
Suite 1600, Box 68
Toronto, Ontario, M5H 1J9, Canada
Attention:  Amanda Staff
Telephone:  (416) 585-3324
Facsimile:  (416) 586-3370

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

The Chase Manhattan Bank of Canada
150 King Street West
Suite 1600, Box 68
Toronto, Ontario M5H 1J9, Canada
Attention:  Arun Bery
Telephone:  (416) 585-3321
Facsimile:  (416) 586-3370


                                   Schedule
                                     10.02

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
- -----------------------------------------

Domestic Lending Office:

c/o J.P. Morgan Services, Inc.
500 Stanton Christiana Road
Newark, DE  19713-2107
Attention:  Jeannie Mattson, Associate
Telephone:  (302) 632-1938
Facsimile:  (302) 634-1092, (302) 634-1091

Offshore Lending Office:

Morgan Guaranty Trust Company of New York
Nasau Bahamas Office
c/o J.P. Morgan Services, Inc.
Euro-Loan Servicing Unit
902 Market Street
Wilmington, Delaware  19801
Telex No./Answerback:  177425 MRDEL UT

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

22/60 Wall Street
New York, New York  10260-0060
Attention:  David Ellis, Vice President
Telephone:  (212) 648-7638
Facsimile:  (212) 648-5014
Telex No./Answerback:  177615 MGT UT or 620106 MGT UW


MORGAN BANK OF CANADA
- ---------------------

Domestic and Offshore Lending Office:

Royal Bank Plaza
South Tower, 22nd Floor
Toronto, Ontario, M5J 2J2, Canada
Attention:  Gerda Grasshoff
Telephone:  (416) 981-9173
Facsimile:  (416) 981-9279

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

Royal Bank Plaza
South Tower, 22nd Floor
Toronto, Ontario, M5J 2J2, Canada
Attention:  Inna Zalz
Telephone:  (416) 981-9245
Facsimile:  (416) 981-9279



                                   Schedule
                                     10.02

FIRST INTERSTATE BANK OF CALIFORNIA
- -----------------------------------

Domestic and Offshore Lending Office:

18700 N.W. Walker, Bldg. 92
Beaverton, OR  97006
Attention:  Patrice Bishop, Supervisor
Telephone:  (503) 614-6374
Facsimile:  (503) 614-5878

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation)

345 California Street, 23rd Floor
San Francisco, CA  94104
Attention:  Marianne Mitosinka, Vice President
Telephone:  (415) 773-7053
Facsimile:  (415) 773-7062


ABN AMRO BANK N.V.
- ------------------

Domestic and Offshore Lending Office:

101 California Street
Suite 4550
San Francisco, California  94111-5812
Attention:  Gloria Lee, Operations Officer
Telephone:  (415) 984-3720
Facsimile:  (415) 362-3524

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

101 California Street
Suite 4550
San Francisco, California  94111-5812
Attention:  Gina Brusatori, Vice President
Telephone:  (415) 984-3720
Facsimile:  (415) 362-3524



                                   Schedule
                                     10.02

ABN AMRO BANK CANADA
- --------------------
Montreal Branch
- ---------------

Domestic and Offshore Lending Office:

2000 Peel Street
Suite 860
Montreal, Quebec, H3A 2W5, Canada
Attention:  Nathalie Patriarco
Telephone:  (514) 284-1133
Facsimile:  (514) 284-2357

Attention:  Nicole Richard
Telephone:  (514) 284-1133
Facsimile:  (514) 284-2357

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

2000 Peel Street
Suite 860
Montreal, Quebec, H3A 2W5, Canada
Attention:  Enrico Pallotta, Vice President
Telephone:  (514) 284-1133
Facsimile:  (514) 284-2357

Attention:  Aernout De Willebois, Assistant Vice President
Telephone:  (514) 284-1133
Facsimile:  (514) 284-2357


THE FIRST NATIONAL BANK OF CHICAGO
- ----------------------------------

Domestic and Offshore Lending Office:

One First National Plaza, 10th Floor
Suite 0634
Chicago, Illinois  60670-0363
Attention:  Marilyn E. Fisher, Customer Service Officer
Telephone:  (312) 732-7172
Facsimile:  (312) 732-4840

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

777 S. Figueroa Street, 4th Floor
Los Angeles, CA  90017-5800
Attention:  Michael P. Gage, Vice President
Telephone:  (213) 683-4976
Facsimile:  (213) 683-4949



                                   Schedule
                                     10.02

TORONTO DOMINION (TEXAS), INC.
- ------------------------------

Domestic and Offshore Lending Office:

c/o The Toronto-Dominion Bank
909 Fannin, Suite 1700
Houston, Texas  77010
Attention:  Diane Baily, Manager-Credit Administration
Telephone:  (713) 653-8250
Facsimile:  (713) 951-9921

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

c/o The Toronto-Dominion Bank
909 Fannin
Suite 1700
Houston, Texas  77010
Attention:  John Geresi, Director, Corporate Accounts
Telephone:  (713) 653-8207
Facsimile:  (713) 262-1926


THE TORONTO-DOMINION BANK
- -------------------------

Domestic and Offshore Lending Office:

The Toronto-Dominion Bank
500 St. James Street, 5th Floor
Montreal, Quebec, H2Y 1S1, Canada
Attention:  Sylvie Lapointe
            Josiane Lauvigne
Telephone:  (514) 289-8339
Facsimile:  (514) 289-0988

Notices (other than Notices of Borrowing and Notices of
Conversion/Continuation):

The Toronto-Dominion Bank
500 St. James Street, 5th Floor
Montreal, Quebec, H2Y 1S1, Canada
Attention:  Jean Francois Gaudin
Telephone:  (514) 289-0102
Facsimile:  (514) 289-0788



                                   Schedule
                                     10.02

                                   EXHIBIT A

                              NOTICE OF BORROWING
                              -------------------


                                                   Date:  ________________, ____


To: Bank of America National Trust and Savings Association as Agent [and Bank of America Canada, as Canadian Administrative Agent]1 for the Banks parties to the Credit Agreement dated as of March 31, 1995 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among
                                                 ----------------
     McKesson Corporation, Medis Health and Pharmaceutical Services Inc., certain Banks which are signatories thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

     The undersigned, McKesson Corporation (the "Company") [and Medis Health and
                                                 -------
Pharmaceutical Services Inc. ("Medis")]/1/, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified below.

          1.  The Business Day of the proposed Borrowing is
     ________________________, ____.

          2.  The Borrower is _________________________.

          3. The aggregate amount of the proposed Borrowing is $_____________________.

          4. The Borrowing is to be comprised of $___________ of [Tranche A] [Tranche B Domestic] [Tranche B Canadian] Loans and is to be a [Base Rate] [CD Rate] [Offshore Rate] [Canadian Prime Rate] Loan.

          5. The duration of the Interest Period for the [CD Rate Loans] [Offshore Rate Loans] included in the Borrowing shall be [_____ days] [_____ months].

          6.  The Applicable Currency is [Dollars] [Canadian Dollars].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the

__________________

     /1/ Include bracket language only if Canadian Loans are requested.

date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrowers contained in
     Article V of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; [and]

          (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Tranche A Loans and the Total Utilization of Tranche B Commitments to exceed the combined Commitments [or the aggregate principal amount of all outstanding Tranche A Loans to exceed the combined Tranche A Commitments] [or the Total Utilization of Tranche B Commitments to exceed the Tranche B Commitments] of the Banks[.] [; and]

          [(d)/1/  Medis is a wholly-owned Subsidiary of the Company.]


                                                  MCKESSON CORPORATION


                                                  By:  _________________________

                                                  Title:  ______________________


                                                  [MEDIS HEALTH AND
                                                   PHARMACEUTICAL SERVICES
                                                   INC.]/1/


                                                  By:  _________________________

                                                  Title:  ______________________





__________________________

     /1/  Include bracketed language only if Canadian Loans are requested.

                                   EXHIBIT B

                       NOTICE OF CONVERSION/CONTINUATION
                       ---------------------------------



                                                   Date:  ________________, ____


To: Bank of America National Trust and Savings Association, as Agent [and Bank of America Canada]/1/, as Canadian Administrative Agent, for the Banks parties to the Credit Agreement dated as of March 31, 1995 (as extended, renewed, amended or restated from time to time, the "Credit Agreement")
                                                          ----------------
     among McKesson Corporation, Medis Health and Pharmaceutical Services, Inc., certain Banks which are signatories thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

     The undersigned, McKesson Corporation  (the "Company") [and Medis Health
                                                  -------
and Pharmaceutical Services Inc. ("Medis")]/1/, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

          1.  The Conversion/Continuation Date is ____________, ____.

          2.  The Borrower is ____________________.

          3. The aggregate amount of the [Tranche A] [Tranche B Domestic] [Tranche B Canadian] Loans to be [converted] [continued] is
     $______________.

          4. The Loans are to be [converted into] [continued as] [CD Rate] [Offshore Rate] [Base Rate] [Canadian Prime Rate] Loans.

          5. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [____ days] [____ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:


______________________

     /1/ Include bracket language only if Canadian Loans are the subject of this notice.

          (a) the representations and warranties of the Borrowers contained in
     Article V of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; [and]

          (c) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Tranche A Loans and the Total Utilization of Tranche B Commitments to exceed the combined Commitments [or the aggregate principal amount of all outstanding Tranche A Loans to exceed the combined Tranche A Commitments] [or the Total Utilization of Tranche B Commitments to exceed the Tranche B Commitments] of the Banks[.] [; and]

          [(d) Medis is a wholly-owned Subsidiary of the Company.]/1/


                                               MCKESSON CORPORATION


                                               By:  _________________________

                                               Title:  ______________________


                                               [MEDIS HEALTH AND
                                               PHARMACEUTICAL SERVICES INC.]/1/


                                               By:  _________________________

                                               Title:  ______________________





______________________

     /1/ Include bracketed language only if Canadian Loans are the subject of this notice.

                                   EXHIBIT C


                             McKESSON CORPORATION
                             --------------------
                            COMPLIANCE CERTIFICATE
                            ----------------------



                                             Financial
                                             Statement Date:  ____________, ____


     Reference is made to that certain Credit Agreement dated as of March 31, 1995 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                        ------
Agreement") among McKesson Corporation, a Delaware corporation (the "Company"),
- ---------                                                            -------
Medis Health and Pharmaceutical Services Inc. ("Medis"), the several financial institutions from time to time parties to this Credit Agreement (the "Banks"),
                                                                      -----
Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein,
                                  -----
capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of Company hereby certifies as of the date hereof that he/she is the ______________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(a) of the Credit Agreement.]

     1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                      ----------
audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of the fiscal year ended _______________, ____ and
(b) the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by the opinion of Deloitte & Touche or another nationally-recognized certified independent public accounting firm (the "Independent Auditor") which report
                                         -------------------
shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years.

                                      OR

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(b) of the Credit Agreement.]

     1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                      ----------
unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended __________, ____, and (b) the related unaudited consolidated statements of income, shareholders' equity, and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments) and fairly present the financial position and the results of operations of the Company and its consolidated Subsidiaries.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under their supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

     3. To the best of the undersigned's knowledge, each Borrower, during such period, has observed, performed or satisfied all of their respective covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by each Borrower, and the undersigned has no knowledge of any Default or Event of Default.

     4.   The following financial covenant analyses and information set forth on

Schedule 2 attached hereto are true and accurate on and as of the date of this
- ----------
Certificate.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, ____.


                                           MCKESSON CORPORATION



                                           By: ______________________________

                                           Title: ___________________________

                                                      Date: ______________, ____
                                                     For the fiscal quarter/year
                                                      ended ______________, ____


                                  SCHEDULE 2
                                  ----------
                         to the Compliance Certificate
                                 ($ in 000's)


Section 7.04

Maximum Total Debt to
 Capitalization Ratio
 --------------------


1.   Total Capitalization

     (a)   Total Debt                         $__________
     (b)   Capital stock and
           additional paid-in-capital         $__________
     (c)   Retained earnings
           (accumulated deficits)             $__________

     Sum of (a), (b) and (c):                 $__________

2.   Ratio of Total Debt (Item 1(a)) to
     Total Capitalization (Item 1(d)):     _____:_____

3.   Maximum Ratio Permitted under Section
     7.04:                                      0.565:1.00

                                  EXHIBIT D-1

                 [FORM OF] LEGAL OPINION OF COMPANY'S COUNSEL
                 --------------------------------------------



                                [Closing Date]


Bank of America National Trust and
  Savings Association,
  as Agent

     and

The Co-Agent, Canadian Administrative Agent and Banks Listed on Schedule A Hereto

          Re: Credit Agreement dated as of March 31, 1995 among McKesson Corporation, Medis Health and Pharmaceutical Services Inc., the financial institutions listed therein as Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

          I am a Vice President and the General Counsel of McKesson Corporation, a Delaware corporation (the "Company"), and have represented the Company and
                             -------
Medis Health and Pharmaceutical Services Inc., an Ontario corporation ("Medis"), in connection with that certain Credit Agreement dated as of March 31, 1995 (the "Credit Agreement") among the Company, Medis, the financial institutions listed
 ----------------
therein as Banks ("Banks"), Chemical Bank, as Co-Agent, Bank of America Canada,
                   -----
as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent ("Agent"). This opinion is rendered to you in compliance
                        -----
with subsection 4.01(e)(i) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          In my capacity as such counsel, I have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Certificate of Incorporation of the Company, as amended to date, and the Articles of Incorporation of Medis, as amended to date;



                                     D-1-1

          (b) The Bylaws of the Company and of Medis, as amended to date;

          (c) All records of proceedings and actions of the Board of Directors of the Company and Medis relating to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby;

          (d) The Credit Agreement;

          (e) The Guaranty;

          (f) The Pledge Agreement;

          (g) The Custodial Agreement; and

          (h) The Notes.

          I have been furnished with, and with Banks' consent have relied upon, certificates of officers of the Company with respect to certain factual matters, copies of which have been delivered to Banks. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary, copies of which have been delivered to Banks. In all such examinations, I have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to me as conformed or photostatic copies.

          I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. I am opining herein as to the effect on the subject transactions of only United States Federal law, the General Corporation Law of the State of Delaware and the laws of the State of California. With respect to my opinion in paragraph 3 below with respect to Medis and to the extent governed by Canadian law, I have relied on the opinion of Blake, Cassels & Graydon, special Canadian counsel to Medis, a copy of which has been delivered to you.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted.

          2. The Company has all requisite corporate power and authority to execute, deliver and perform the Credit Agreement and the other Loan Documents to which it is a party, to issue the Notes issued by Company on the date hereof and to carry out the transactions contemplated thereby.



                                     D-1-2

          3. The execution, delivery and performance of the Credit Agreement and the other Loan Documents and the issuance and payment of the Notes have been duly authorized by all necessary corporate action on the part of Company. The Credit Agreement, the other Loan Documents and the Notes that have been delivered on the date hereof have been duly executed and delivered by Company and Medis, as applicable, and constitute the legally valid and binding obligations of Company and Medis, respectively, enforceable against Company and Medis in accordance with their respective terms.

          4. Neither the execution and delivery of the Credit Agreement and the other Loan Documents nor the issuance and payment of the Notes or Drafts nor the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents nor the compliance with the terms and conditions thereof by any Borrower (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of
(x) the Certificate of Incorporation or Bylaws or other organizational documents of the Company, McKesson Canada Inc. (which is a wholly-owned subsidiary of the Company and owns 100% of the capital stock of Medis) ("McKesson Canada") or Medis, (y) any term of any material agreement, instrument, order, writ, judgment or decree to which the Company, McKesson Canada Inc. or Medis is a party or by which any of its respective properties or assets are bound, or (z) any present federal or California statute, rule or regulation or provision of the General Corporation Law of the State of Delaware binding on the Company, McKesson Canada or Medis, or (B) results in the creation of any Lien upon any of the properties or assets of the Company, McKesson Canada or Medis under any agreement or order referred to in clause (y) above (other than Liens created pursuant to the Collateral Documents).

          5. No consents or approvals of, authorizations by, or registrations, declarations or filings with, any federal, Delaware or California governmental authority are required by any Borrower in connection with the execution and delivery by Borrowers of the Credit Agreement or the other Loan Documents or the extensions of credit under the Credit Agreement or the issuance and payment of the Notes or the Drafts.

          6. To the best of my knowledge after due inquiry, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries which have a significant likelihood of materially and adversely affecting either the ability of any Borrower to perform its obligations under any Loan Document or the financial condition or operations of Company and its Subsidiaries, taken as a whole.

          7. The making of the Loans, the issuance of the Drafts and the application of the proceeds thereof as provided in the Credit Agreement do not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.


                                     D-1-3

          8. It is not necessary in connection with the execution and delivery of the Notes to Banks to register the Notes or the Loans under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

          9. The Company is not an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          My opinions in paragraph 5 above and in clause (y) of paragraph 4 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Loan Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company's or Midis' business. In addition and without limiting the previous sentence, I express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law, state or federal securities laws, or any local law.

          The opinions set forth above are subject to the following qualifications, assumptions, limitations and exceptions:

          (a) The validity, binding nature and enforceability of the Company's and Medis' obligations under the Loan Documents are subject to the effect of (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally;
(ii) the discretion of any court of competent jurisdiction in awarding equitable remedies, including, without limitation, specific performance or injunctive relief, and the effect of general principles of equity embodied in California statutes and common law; and (iii) the effect of California court decisions and statutes which indicate that provisions of the Loan Documents which permit the Agent, any of the Banks or any other Person to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the protection of the Agent, such Bank or such other Person.

          (b) I express no opinion as to:

               (1) the enforceability of provisions of the Loan Documents pursuant to which the Company or Medis agrees to make payments without set-off, defense or counterclaim;

               (2) provisions purporting to require the award or payment of attorneys' fees, expenses or costs, where such provisions do not satisfy, where applicable, the requirements of California Civil Code (S)1717 et seq, or in any
                                                              -- ---
action where the Agent or any Bank is not the prevailing party;



                                     D-1-4

               (3) under certain circumstances, provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or another remedy or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

               (4) provisions prohibiting waivers of any terms of provisions of any of the Loan Documents other than in writing, or prohibiting oral modifications thereof or modification by course of dealing to the extent such provisions are inconsistent with applicable law;

               (5) the enforceability under certain circumstances or provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts or where such indemnification or contribution is contrary to public policy or prohibited by law;

               (6) any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising our of or pertaining
- --- ----------
to the Loan Documents;

               (7) provisions providing for an increase in the rate of interest or imposing a late charge or penalty in the event of delinquency or default to the extent that such charge constitutes a penalty;

               (8) provisions purporting to waive statutory or common law rights, including the right to receive notice or to be allowed to cure, reinstate or redeem in the event of default, and provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights and defenses to obligations, in each case to the extent such rights or defenses are not waivable under applicable law;

               (9) provisions purporting to waive any applicable statutes of limitation to the extent not waivable under applicable law;

               (10) provisions authorizing any Bank to set off and apply any deposits at any time held, and any other indebtedness at any time owing, by such Bank to or for the account of the Company; and

               (11) provisions purporting to permit foreclosure on collateral other than in compliance with Division 9 of the California Uniform Commercial Code.



                                     D-1-5

          (c) My opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

          (d) Insofar as this opinion letter concerns the law of the State of California limiting the rates of interest legally chargeable or collectible, I have relied upon my understanding that each of the Banks is (i) a subsidiary of a bank holding company or is a bank organized under the laws of the United States or any State hereof or (ii) a foreign (other nation) bank within the meaning of (S)1716 of the California Financial Code, and such Bank (A) has assets equal to at least $100,000,000, (B) is licensed to maintain an office in California, (C) is licensed or otherwise authorized by another state of the United States to maintain an agency or branch in such state, or (D) maintains a Federal agency or Federal branch in any state of the United States and, as a result thereof, is exempt from the restrictions of Sections 1 of Article XV of the Constitution of the State of California relating to rates of interest upon the loan of money. I further assume in this regard that all Loans have been and will be made by the Banks for their own account and without intent to circumvent otherwise applicable interest rate limitations under California law and that there is no present express or implied agreement or plan to sell participations or any other interest in the Loans or the Credit Agreement to any Person other than a Person that also qualifies for an exemption from the interest rate limitations of California law.

          (e) I wish to point out that the Banks, as holders of the Notes, may be required to prove the outstanding amount thereof.

          (f) I have assumed that each Bank has complied with any applicable requirements to file returns or pay California taxes as required by California Revenue and Taxation Code (S)23301 et seq.
                                   -- ---

          (g) For purposes of my opinion expressed in paragraph 8 above, I have assumed, with your consent, that each Bank is taking the Notes payable to it for its own account in the ordinary course of its commercial banking business and not with a view to or for sale in connection with any distribution of the Notes.

          To the extent that the obligations of Company or Medis may be dependent upon such matters, I have assumed for purposes of this opinion, other than with respect to Company or Medis, that each additional party to the agreements and contracts referred to herein is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and



                                     D-1-6
delivered by, and each of them constitutes the legally valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms. Except as expressly stated in this opinion, I am not expressing any opinion as to the effect of compliance by any Bank with any state or federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

          This opinion is rendered only to Agent, Co-Agent, Canadian Administrative Agent and Banks and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Agent, Co-Agent, Canadian Administrative Agent or Banks for any other purpose, or used by, disseminated, circulated or quoted to or relied upon by any other person, firm, corporation, or other entity for any purpose without my prior written consent. Any Bank listed on Schedule A hereto may, however, deliver a copy of this
                   ----------
opinion to any Eligible Assignee that becomes a party to the Credit Agreement and any such Eligible Assignee may rely on this opinion as if it were addressed and has been delivered to it on the date hereof.

                                          Very truly yours,




                                     D-1-7

                                  EXHIBIT D-2

                  [FORM OF] LEGAL OPINION OF CANADIAN COUNSEL
                  -------------------------------------------



                                [Closing Date]


Bank of America National Trust and
  Savings Association,
  as Agent

     and

The Co-Agent, Canadian Administrative Agent and Banks Listed on Schedule A Hereto

          Re: Credit Agreement dated as of March 31, 1995 among McKesson Corporation, Medis Health and Pharmaceutical Services Inc., the financial institutions listed therein as Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

          We have acted as special Canadian counsel to McKesson Corporation, a Delaware corporation (the "Company"), and Medis Health and Pharmaceutical
                           -------
Services Inc., a corporation incorporated under the laws of the Province of Ontario, Canada ("Medis"), in connection with that certain Credit Agreement dated as of March 31, 1995 (the "Credit Agreement") among the Company, Medis,
                                 ----------------
the financial institutions listed therein as Banks ("Banks"), Chemical Bank, as
                                                     -----
Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent ("Agent"). This
                                                           -----
opinion is rendered to you in compliance with subsection 4.01(e)(ii) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Articles of Incorporation of Medis, as amended to date;

          (b) The Bylaws of Medis, as amended to date;



                                     D-2-1

          (c) All records of proceedings and actions of the Board of Directors of Medis relating to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby;

          (d) The Credit Agreement; and

          (e) The form of Note (the "Note") and the form of Draft ("Draft") to be issued by Medis under the Credit Agreement.

          In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary, copies of which have been delivered to Banks. In all such examinations, we have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to me as conformed or photostatic copies.

          We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of only the laws of the Province of Ontario and the laws of Canada applicable therein.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications, assumptions and exceptions set forth below, we are of the opinion that:

          1. Based solely on the certificate of status dated [____________] issued by the Ontario Ministry of Consumer and Commercial Relations with respect to Medis, it is a subsisting corporation under the laws of Ontario, being its jurisdiction of incorporation. Medis has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted.

          2. Medis has all requisite corporate power and authority to execute, deliver and perform its obligations under the Credit Agreement, and to issue the Notes and the Drafts and to carry out the transactions contemplated thereby.

          3. The execution, delivery and performance of the Credit Agreement and the issuance and payment of the Notes and the Drafts have been duly authorized by all necessary corporate action on the part of Medis. The Credit Agreement and the Notes issued by Medis on the date hereof have been duly executed and delivered by Medis.

          4. Neither the execution and delivery of the Credit Agreement nor the issuance and payment of the Notes or the Drafts nor the consummation of the transactions contemplated to be performed by Medis under the Credit Agreement and the other Loan Documents nor the compliance with the terms and conditions



                                     D-2-2
thereof by Medis conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Articles of Incorporation or Bylaws of Medis or (y) any present Ontario or Canadian statute, rule or regulation binding on Medis or any of its Subsidiaries.

          5. No consents or approvals of, authorizations by, or registrations, declarations or filings with, any Ontario or Canadian governmental authority are required by Medis in connection with the execution and delivery by Medis of the Credit Agreement or the extensions of credit to Medis under the Credit Agreement or the issuance and payment of the Notes or the Drafts.

          6. The execution and delivery of the Notes and the Drafts to the Canadian Tranche B Banks, and any subsequent assignment by a Bank of any Note or Draft held by it, are exempt from the registration and prospectus requirements of the Securities Act (Ontario).

          The foregoing opinions are subject to the following limitations, qualifications, assumptions and exceptions:

          (i) The Credit Agreement and the Notes are governed by the laws of the State of California. We express no opinion as to the enforceability of the Credit Agreement or of any provision thereof. It should be noted that a judgment in money rendered by a court in the Province of Ontario must be awarded in Canadian currency and that any requirement that interest be paid at a higher rate after than before default may not be enforceable.

          (ii) Our opinions in paragraph 5 above as to compliance with certain statutes, rules and regulations and as to the lack of any required consents or approvals of, authorizations by, or registrations, declarations or filings with certain governmental authorities is based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Credit Agreement and the other Loan Documents.

         (iii) For purposes of our opinion expressed in paragraph 6 above, we have assumed, with your consent, that each Tranche B Canadian Bank is taking the Notes payable to it and the Drafts for its own account in the ordinary course of its commercial banking business and not with a view to or for sale in connection with any distribution of the Notes or the Drafts.

          (iv) To the extent that the obligations of Medis may be dependent upon such matters, we have assumed for purposes of this opinion, other than with respect to Medis, that each additional party to the agreements and contracts referred to herein is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and

                                     D-2-3
contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms. Except as expressly stated in this opinion, we are not expressing any opinion as to the effect of compliance by any Bank with any Ontario provincial or Canadian federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

           (v) It is assumed that each of the Banks is acquiring the Notes or Drafts as principal and that each of the Banks is a bank listed in Schedule I or II to the Bank Act (Canada).

          (vi) It is assumed that any Note or Draft that is assigned by a Bank is assigned to a person acquiring the Note or Draft as principal for its own account and not for the benefit of any other person; that the aggregate acquisition cost to an assignee of a Note or a Draft is at least Cdn. $150,000; and that any assignee of a Note or a Draft is a corporation which was not created solely to acquire securities or to permit the purchase of securities without a prospectus in reliance on exemptions from the prospectus requirements of the Securities Act (Ontario); that any assignment of a Note or a Draft is not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television; that prior to the assignment of a Note or a Draft no unusual effort is made to prepare the market or to create a demand for the Note or the Draft and no extraordinary commission or consideration is paid in respect of the assignment of the Note or the Draft; and that at the time of assignment of a Note or a Draft by a Bank; such Bank is not a person or a combination persons holding either a sufficient number of any securities of Medis to affect materially the control of Medis or more than 20% of the outstanding voting securities of Medis.

          This opinion is rendered only to Agent, Co-Agent, Canadian Administrative Agent and Banks and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Agent, Co-Agent, Canadian Administrative Agent or Banks for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent. Any Bank listed on Schedule A hereto may,
                                                       ----------
however, deliver a copy of this opinion to any Eligible Assignee that becomes a party to the Credit Agreement and any such Eligible Assignee may rely on this opinion as if it were addressed and has been delivered to it on the date hereof.

                                                     Very truly yours,

                                     D-2-4

                                  EXHIBIT D-3

                     [FORM OF] LEGAL OPINION RE COLLATERAL
                     -------------------------------------



                                [Closing Date]


Bank of America National Trust and
  Savings Association,
  as Agent

     and

The Co-Agent, Canadian Administrative Agent and Banks Listed on Schedule A Hereto

          Re: Credit Agreement dated as of March 31, 1995 among McKesson Corporation, Medis Health and Pharmaceutical Services Inc., the financial institutions listed therein as Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

          We have acted as special counsel to McKesson Corporation, a Delaware corporation ("Company"), in connection with that certain Credit Agreement dated
              -------
as of March 31, 1995 (the "Credit Agreement") among Company, Medis Health and
                           ----------------
Pharmaceutical Services Inc., the financial institutions listed therein as Banks ("Banks"), Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian
  -----
Administrative Agent, and Bank of America National Trust and Savings Association, as Agent ("Agent"). This opinion is rendered to you in compliance
                        -----
with subsection 4.01(e)(iii) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Credit Agreement;

          (b) The Guaranty;

          (c) The Pledge Agreement;

                                     D-3-1

          (d) The Custodial Agreement;

          (e) The Custodial Acknowledgment Agreement; and

          (f) The opinion dated of even date herewith from Ivan D. Meyerson, Vice President and General Counsel of the Company, delivered to you in compliance with subsection 4.01(e)(i) of the Credit Agreement (the "Meyerson Opinion");

          In all such examinations, we have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to us as conformed or photostatic copies.

          Based upon the Meyerson Opinion, we have assumed that the Credit Agreement, the Guaranty, the Pledge Agreement, the Custodial Acknowledgment Agreement and the Custodial Agreement have been duly authorized, executed and delivered by the Company, and are binding upon and enforceable against the Company. We further assume that neither the Agent nor the Banks know of any agreements, understandings or negotiations between the parties not set forth in the Loan Documents that would modify the terms or rights or obligations of the parties thereunder with respect to the Collateral under the Pledge Agreement.

          We have also assumed that the Company has rights in the Collateral and the Loan Documents are binding upon and enforceable against the Banks. We express no opinion as to the priority of any security interests except as expressly set forth below.

          We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of Articles 8 and 9 of the Uniform Commercial Code as in effect in the States of California and New York (respectively the "CUCC" and the "NYUCC"). In the case of the NYUCC, we have relied upon the language of Articles 8 and 9 thereof published in what we believe are reliable compilations. We express no opinion as to the laws of any jurisdiction other than the law of California, the federal law of the United States and, with respect to the opinion expressed in paragraph 1 below, Articles 8 and 9 of the NYUCC.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

          The Pledge Agreement and the Custodial Acknowledgment Agreement, together with the "transfer" (as described below) of the U.S. Government Book-Entry Securities (as defined below), to the Financial Intermediary (as defined below) in the State of

                                     D-3-2

California or the State of New York, create in favor of Agent a perfected security interest under the Uniform Commercial Code in the U.S. Government Book-Entry Securities. No action other than "transfer" of such securities to the Custodian is required to maintain perfection of such security interest. Assuming that the Custodian acquires its security interest in the U.S. Government Book-Entry Securities in good faith and without notice of any adverse claims, the security interest of Agent in the U.S. Government Book-Entry Securities will be prior to any other security interest in such securities which may be created under the CUCC and the NYUCC, other than liens on securities referred to in
Section 8-321(2) of the CUCC and the NYUCC which may be perfected without possession for a period of 21 days (but only for so long as such interest remains perfected pursuant to Section 8-321(2) after a transfer pursuant to
Section 8-313(1)(i) of the CUCC or the NYUCC without any further action). For purposes of this paragraph, (i) "U.S. Government Book-Entry Securities" means securities issued by the U.S. Treasury which are maintained in book-entry form on the records of the Federal Reserve Bank of New York and (ii) "transfer" means
(A) the making and maintaining by the Federal Reserve Bank of New York of appropriate entries transferring the U.S. Government Book-Entry Securities on its books and records to the book-entry account of the Custodian at the Federal Reserve Bank of New York, (B) the sending of the confirmation (which may include permitting on-line access to the Custodian's records as to the Custodial Account in a manner which permits the accessing person to print out the contents of such records) by the Custodian to the Company or to Company's broker confirming the purchase by Company of such U.S. Government Book-Entry Securities, (C) the deposit and maintenance in the Restricted Collateral Account of such U.S. Government Book-Entry Securities pursuant to the instructions of the Company,
(D) the maintenance of the Restricted Collateral Account at a location of Custodian in California or New York, and (E) the identification (and subsequent maintenance of such identification) by book entry by the Custodian of such U.S. Government Book-Entry Securities as belonging to the Company and subject to the security interest in favor of the Agent and to no other security interest. We have assumed that the Custodian has not and will not itself grant an interest in the U.S. Government Book-Entry Securities held in the Restricted Collateral Account and that the Custodian will at all times maintain a sufficient fungible bulk of U.S. Government Book-Entry Securities of the type deposited in the Restricted Collateral Account to cover the Custodian's obligations to its customers.

                                     D-3-3

          This opinion is rendered only to Agent, Co-Agent, Canadian Administrative Agent and Banks and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Agent, Co-Agent, Canadian Administrative Agent or Banks for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent. Any Bank listed on Schedule A hereto may,
                                                       ----------
however, deliver a copy of this opinion to any Eligible Assignee that becomes a party to the Credit Agreement and any such Eligible Assignee may rely on this opinion as if it were addressed and has been delivered to it on the date hereof.

                                                Very truly yours,

                                     D-3-4

                                   EXHIBIT E

                 [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT
                 ---------------------------------------------



          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                          --------------
Acceptance") dated as of __________, ____ is made between
- ----------
______________________________ (the "Assignor") and __________________________
                                     --------
(the "Assignee").
      --------


                                   RECITALS
                                   --------

          WHEREAS, the Assignor is party to that certain Credit Agreement dated as of March 31, 1995 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among McKesson Corporation, a Delaware
                 ----------------
corporation (the "Company"), Medis Health and Pharmaceutical Services Inc., an
                  -------
Ontario corporation ("Medis"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), Chemical Bank, as Co-
                                                 -----
Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"). Any terms defined in the Credit Agreement and not defined in this
 -----
Assignment and Acceptance are used herein as defined in the Credit Agreement;

          WHEREAS, as provided under the Credit Agreement, the Assignor is a [Tranche A Bank] [Tranche B Domestic Bank] [Tranche B Canadian Bank] and has committed to making [Tranche A Loans] [Tranche B Domestic Loans] [Tranche B Canadian Loans and extensions of credit under the Bankers' Acceptance Facility] to [the Company] [Medis] in an aggregate amount not to exceed $__________ (the "Commitment");
 ----------

          WHEREAS, Assignor has extended credit in respect of the Commitment as of the date hereof in the principal amount of $__________ which consists of [Tranche A Loans] [Tranche B Domestic Loans] [Tranche B Canadian Loans and extensions of credit under the Bankers Acceptance Facility] (together with any other extensions of credit on or prior to the Effective Date (as defined in
Section 5 hereof), the "Committed Credit Extensions");
                        ---------------------------

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Committed Credit Extensions,] in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein
 ---------------
and the

Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions and, after giving effect to such assignment, the Assignee will have all of the rights and obligations of a [Tranche A Bank] [Tranche B Domestic Bank] [Tranche B Canadian Bank];

          [WHEREAS, the Assignor's Affiliate Bank, [Name of Affiliate Bank] ("Assignor's Affiliate"), is concurrently herewith entering into an Assignment Agreement dated as of the date hereof (the "Affiliated Assignment") with [name of Assignee's Affiliate Bank] ("Assignee's Affiliate") pursuant to which Assignor's Affiliate will assign [a portion of] its rights and obligations as a [Tranche B Domestic Bank] [Tranche B Canadian Bank] under the Credit Agreement to Assignee's Affiliate, which portion shall correspond to and equal the assignment of the Commitments hereunder (together with a corresponding portion of such Assignor's Affiliate's outstanding Committed Credit Extensions);] [ADD IF NECESSARY TO MAKE THE REPRESENTATION IN SECTION 8(d) TRUE]

          [WHEREAS, after giving effect to the assignment to be effected pursuant to this Assignment and Acceptance and the Affiliated Assignment (i) Assignor and Assignor's Affiliate will have the same Tranche B Pro Rata Share,
(ii) Assignee and Assignee's Affiliate will have the same Tranche B Pro Rata Share and (iii) Assignee's Affiliate will be Assignee's Affiliate Bank for all purposes under the Credit Agreement.] [ADD IF PREVIOUS BRACKETED WHEREAS CLAUSE IS INCLUDED]

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.  Assignment and Acceptance.
         -------------------------

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage
                                                      ---------------------
Share") of (A) the Commitment [and the Committed Credit Extensions] of the
- -----
Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Credit Extensions assigned.]

          (b) With effect on and after the Effective Date, the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a [Tranche A] [Tranche B Domestic] [Tranche B Canadian] Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a [Tranche A] [Tranche B Domestic] [Tranche B Canadian] Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under
          --------  -------
Sections 10.04 and 10.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

     2.  Payments.
         --------

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________.

          (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.08(a) of the Credit Agreement.

     3.  Reallocation of Payments.
         ------------------------

     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment and Assigned Amount shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Commitment and Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.  Independent Credit Decision.
         ---------------------------

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.01(a) of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, any Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.  Effective Date; Notices.
         -----------------------

          (a) The effective date for this Assignment and Acceptance shall be the date on which the Agent notifies Assignor that the Agent has received an executed copy of this Assignment and Acceptance pursuant to Section 10.08(b) of the Credit Agreement (the "Effective Date"); provided that the following
                           --------------
conditions precedent have been satisfied on or before the Effective Date:

               (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

              (ii) the consent of the Company and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 10.08(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

             (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

              (iv) if Tranche B Commitments are being assigned pursuant hereto, and an Affiliated Assignment shall be required to make the representation set forth in Section 8(d) true, such Affiliated Assignment shall have been executed and delivered and shall be in full force and effect;

               (v) the processing fee referred to in Section 2(b) hereof and in
Section 10.08(a) of the Credit Agreement shall have been paid to the Agent.

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
                   ----------

     [6.  Agent.  [INCLUDE ONLY IF ASSIGNOR IS AN AGENT]
          -----

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Assignor in its capacity as an Agent by the Banks pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as an Agent under the Credit Agreement.]

     7.  Withholding Tax.
         ---------------

     The Assignee (a) represents and warrants to the Bank, the Agent the Company and, if the Assigned Amount relates to Tranche B Canadian Loans or the Bankers' Acceptance Facility, Medis that as of the date hereof under applicable law and treaties no tax will be required to be withheld by the Bank or the Company or, if the Assigned Amount relates to Tranche B Canadian Loans or the Bankers' Acceptance Facility, Medis with respect to any payments to be made to the Assignee under the Credit Agreement or hereunder, (b) agrees to furnish (i) if Assignee is a Tranche A Bank or a Tranche B Domestic Bank and is organized under the laws of any jurisdiction other than the United States or any State thereof, to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee and (ii) if Assignee is a Tranche B Canadian Bank and is organized under the laws of or a resident of any jurisdiction other than Canada or any province thereof, to Agent and the Company prior to the time that the Canadian Administrative Agent or Medis is required to make any payment of principal, interest or fees hereunder, duplicate originals of any forms as may be required under the Income Tax Act (Canada) or other laws of Canada with respect to Assignee's exemption from Canadian withholding tax, and

(c) agrees to comply with all applicable laws and regulations with regard to such withholding tax exemption.

     8.  Representations and Warranties.
         ------------------------------

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of any Borrower, or the performance or observance by any Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          (d) After giving effect to the assignment to be effected pursuant to this Assignment and Acceptance, and the related Affiliated Assignment, if any, any part of the Assigned Amount relating to Tranche B Commitments shall be an obligation of the Assignee or an Affiliate of the Assignee.

     9.  Further Assurances.
         ------------------

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          [(g) The parties hereto acknowledge the provisions of 2.10(e) of the Credit Agreement relating to disclosure under the Interest Act (Canada) and agree that the provisions thereof shall apply to the disclosure and calculation of nominal and effective rates of interest payable hereunder, all as if such provisions were set forth herein.] [INSERT IF ASSIGNMENT CONSISTS OF TRANCHE B COMMITMENT]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                                           [ASSIGNOR]


                                           By:_________________________________

                                           Title:______________________________


                                           By:_________________________________

                                           Title:______________________________

                                           Address:



                                                           [ASSIGNEE]


                                           By:_________________________________

                                           Title:______________________________


                                           By:_________________________________

                                           Title:______________________________

                                           Address:

                                  SCHEDULE 1

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------


                                                           _______________, ____



Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attn:  Agency Management Services #5596

[Bank of America Canada
Toronto Corporate Office No. 5651
4 Kings Street West, 18th Floor
Toronto, Canada
Attn:  Robert Kizell]

McKesson Corporation
One Post Street
San Francisco, CA  94104-5296
Attn:  Alan Pearce


Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of March 31, 1995 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among McKesson Corporation (the "Company"), Medis Health and
 ----------------                                    -------
Pharmaceutical Services Inc. ("Medis"), the Banks referred to therein, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein as therein
      -----
defined.

     1. We hereby give you notice of, and request the Agent's and the Company's consent to, the assignment by __________________ (the "Assignor") to
                                                                 --------
_______________ (the "Assignee") of the right, title and interest of the
                      --------
Assignor in and to [Describe Commitment and Obligations assigned] pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and
                                                              --------------
Acceptance").
- ----------

     2. The Assignee agrees that, upon receiving the consent of the Agent and the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

     3.  The following administrative details apply to the Assignee:

          (A)  Notice Address:

               Assignee name: __________________________
               Address:  _______________________________
                         _______________________________
                         _______________________________
               Attention:  _____________________________
               Telephone:  (___) _______________________
               Telecopier:  (___) ______________________
               Telex (Answerback):  ____________________

          (B)  Payment Instructions:

               Account No.:  ___________________________
                    At:      ___________________________
                             ___________________________
                             ___________________________
               Reference:    ___________________________
               Attention:    ___________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                           Very truly yours,

                                           [NAME OF ASSIGNOR]


                                           By:___________________________

                                           Title:________________________


                                           By:___________________________

                                           Title:________________________

                                           [NAME OF ASSIGNEE]


                                           By:___________________________

                                           Title:________________________

                                           By:___________________________

                                           Title:________________________


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


MCKESSON CORPORATION


By:  _____________________________

Title:  __________________________


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By: ______________________________

Its: _____________________________

                                  EXHIBIT F-1
                                  -----------


                 [FORM OF] COMPANY PROMISSORY NOTE (Tranche A)
                 --------------------------------------------



$____________                                                _____________, ____



          FOR VALUE RECEIVED, the undersigned, McKesson Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of
                  -------
___________________ (the "Bank") the aggregate unpaid principal amount of all
                          ----
Tranche A Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of March 31, 1995 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, Medis Health and
                        ----------------
Pharmaceutical Services Inc., an Ontario corporation ("Medis"), the Bank, the other banks parties thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Tranche A Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The Bank is authorized to endorse the amount and the date on which each Tranche A Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").
                                                                         ----

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise

                                     F-1-1
defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State.

          The Company promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.04 of the Credit Agreement. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                                  MCKESSON CORPORATION


                                                  By:  _________________________

                                                  Title:________________________

                                     F-1-2

                               Schedule A to Company Promissory Note (Tranche A)



               BASE RATE LOANS AND REPAYMENT OF BASE RATE LOANS
               ------------------------------------------------


              (2)         (3)         (4)
            Amount      Maturity   Amount of
              of        Date of      Base        (5)
    (1)      Base        Base      Rate Loan   Notation
   Date    Rate Loan   Rate Loan    Repaid     Made By
- ---------  ---------   ---------   ---------   --------

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

                                     F-1-3

                               Schedule B to Company Promissory Note (Tranche A)



            OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS
            --------------------------------------------------------



              (2)         (3)         (4)
            Amount      Maturity   Amount of
              of        Date of     Offshore      (5)
    (1)     Offshore    Offshore   Rate Loan   Notation
   Date    Rate Loan   Rate Loan    Repaid     Made By
- ---------  ---------   ---------   ---------   -------

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

                                     F-1-4

                               Schedule C to Company Promissory Note (Tranche A)



                  CD RATE LOANS AND REPAYMENT OF CD RATE LOANS
                  --------------------------------------------



              (2)          (3)          (4)
            Amount      Maturity     Amount of     (5)
   (1)       of CD     Date of CD     CD Rate    Notation
   Date    Rate Loan    Rate Loan   Loan Repaid   Made By
- ---------  ---------   ----------   -----------  --------

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

                                     F-1-5

                                  EXHIBIT F-2
                                  -----------


                 [FORM OF] COMPANY PROMISSORY NOTE (Tranche B)
                 --------------------------------------------



$____________                                                _____________, ____



         FOR VALUE RECEIVED, the undersigned, McKesson Corporation, a Delaware corporation (the "Company"), hereby promises to pay to the order of
                  -------
___________________ (the "Bank") the aggregate unpaid principal amount of all
                          ----
Tranche B Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of March 31, 1995 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, Medis Health and
                        ----------------
Pharmaceutical Services Inc., the Bank, the other banks parties thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Tranche B Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Bank is authorized to endorse the amount and the date on which each Tranche B Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").
                                                                  ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of

                                     F-2-1

California applicable to contracts made and to be performed entirely within such State.

         The Company promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.04 of the Credit Agreement. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                              MCKESSON CORPORATION



                                              By:___________________________

                                              Title: _______________________

                                     F-2-2

                               Schedule A to Company Promissory Note (Tranche B)



               BASE RATE LOANS AND REPAYMENT OF BASE RATE LOANS
               ------------------------------------------------

             (2)          (3)        (4)
            Amount      Maturity   Amount of
              of        Date of      Base        (5)
    (1)      Base        Base      Rate Loan   Notation
   Date    Rate Loan   Rate Loan    Repaid      Made By
- ---------  ---------   ---------   ---------   --------

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

                                     F-2-3

                               Schedule B to Company Promissory Note (Tranche B)



           OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS
           --------------------------------------------------------


              (2)         (3)         (4)
            Amount      Maturity   Amount of
              of        Date of     Offshore      (5)
    (1)     Offshore    Offshore   Rate Loan   Notation
   Date    Rate Loan   Rate Loan    Repaid     Made By
- ---------  ---------   ---------   ---------   --------

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

_________  _________   _________   _________   ________

                                     F-2-4

                               Schedule C to Company Promissory Note (Tranche B)



                  CD RATE LOANS AND REPAYMENT OF CD RATE LOANS
                  --------------------------------------------



              (2)         (3)           (4)
             Amount     Maturity     Amount of     (5)
   (1)       of CD     Date of CD     CD Rate    Notation
   Date    Rate Loan    Rate Loan   Loan Repaid   Made By
- ---------  ---------   ----------   -----------  --------

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

_________  _________   __________   ___________  ________

                                     F-2-5

                                  EXHIBIT F-3
                                  -----------


                  [FORM OF] MEDIS PROMISSORY NOTE (TRANCHE B)
                   ------------------------------------------



U.S. $____________                                           _____________, ____



         FOR VALUE RECEIVED, the undersigned, Medis Health and Pharmaceutical Services Inc. ("Medis"), hereby promises to pay to the order of ___________________ (the "Bank") the aggregate unpaid principal amount of all
                          ----
Tranche B Loans made by the Bank to Medis pursuant to the Credit Agreement, dated as of March 31, 1995 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the McKesson Corporation (the
                        ----------------
"Company"), Medis, the Bank, the other banks parties thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks, on the dates, in the amounts and in the currency provided in the Credit Agreement and whether or not any such amount is greater or less than or equal to the amount stated above. Medis further promises to pay interest on the unpaid principal amount of the Tranche B Loans evidenced hereby from time to time at the rates, on the dates, in the currency and otherwise as provided in the Credit Agreement.

         The Bank is authorized to endorse the amount and the date on which each Tranche B Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of Medis under the Credit Agreement and this Promissory Note (the "Note").
                                                          ----
         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of

                                     F-3-1

California applicable to contracts made and to be performed entirely within such State.
         Medis waives presentment, notice of dishonor, protest and notice of protest.


                                           MEDIS HEALTH AND PHARMACEUTICAL
                                           SERVICES INC.



                                           By:___________________________

                                           Title: _______________________


                                     F-3-2

                         Schedule A to Medis Promissory Note (Tranche B)



                         CANADIAN PRIME RATE LOANS AND
                         -----------------------------
                    REPAYMENT OF CANADIAN PRIME RATE LOANS
                    --------------------------------------

                  (2)             (3)                (4)
                 Amount         Maturity          Amount of
                   of            Date of           Canadian
                Canadian        Canadian            Prime            (5)
    (1)          Prime            Prime           Rate Loan       Notation
   Date        Rate Loan        Rate Loan          Repaid         Made By
- ---------      ---------        ---------         ---------       --------
_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

                                     F-3-3

                           Schedule B to Medis Promissory Note (Tranche B)



           OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS
           --------------------------------------------------------



                  (2)             (3)                  (4)
                Amount          Maturity            Amount of
                  of            Date of             Offshore       (5)
   (1)          Offshore        Offshore              Rate       Notation
  Date         Rate Loan        Rate Loan         Loan Repaid     Made By
- ---------     -----------     ------------       ------------    ---------

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

_________     ___________     ____________      ______________   __________

                                     F-3-4

                                   EXHIBIT G

                           [FORM OF] DRAWING NOTICE



          Pursuant to that certain Credit Agreement dated as of March 31, 1995 among McKesson Corporation, a Delaware corporation (the "COMPANY"), Medis Health and Pharmaceutical Services Inc., an Ontario corporation ("MEDIS"), the financial institutions listed therein as Banks ("BANKS"), Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein without definition which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement), this represents the Company's and Medis' notice pursuant to subsection 2.17(b) of the Credit Agreement that Medis hereby requests a Drawing under the Credit Agreement, and, in connection therewith, sets forth below the information relating to such Drawing as required by subsection 2.17(b) of the Credit
Agreement:

          1. The date of the Drawing, which is a Business Day, is ______________, ____;

          2. The aggregate Face Amount of Drafts to be accepted is Cdn. $____________;

          3. The maturity date for such Drafts is _________, ____, which represents a term to maturity of approximately
                [30/60/90/120/180] days.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) the representations and warranties of the Borrowers contained in
      Article V of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; [and]

          (c) The proposed Bankers' Acceptance to be made will not cause the Total Utilization of Tranche B Commitments to exceed the combined Tranche B Commitments of the Banks or the aggregate principal amount of all Tranche A Loans and the Total Utilization of Tranche B Commitments to exceed the combined Commitments of the Banks; and

          (d) Medis is a wholly-owned Subsidiary of the Company.


Dated: ___________________    MCKESSON CORPORATION


                              By _______________________
                              Title: ___________________


                              MEDIS HEALTH AND PHARMACEUTICAL
                              SERVICES INC.


                              By _______________________
                              Title: ___________________

                                  EXHIBIT H-1

                                [FORM OF DRAFT]



BANKERS' ACCEPTANCE                    Due _________________, ____
ACCEPTATION BANCAIRE                   Echeant le

NO. B.A. IL.0000

                                       _____________________, Canada

                                       _____________________, ____


On/Le ___________________, ____ without grace, for value received, pay to the order of the undersigned drawer the sum of/sans jours de grace et contra valeur, payez a l'ordre du tireur soussigne la somme de/________________ dollars ($__________)

To/A - [Name of Tranche B Canadian Bank]
       _______________, Canada


                                       MEDIS HEALTH AND PHARMACEUTICAL
                                       SERVICES INC.


                                       Per:
                                       par: ______________________
                                            Authorized Signature
                                            Signature Autorisee


                                     H-1-1

                                  EXHIBIT H-2

                             [FORM OF ACCEPTANCE]

                               ACCEPTED/ACCEPTE


date/le ________________________________________________19__
      Payable at [INSERT LOCATION]/payable a _____________
                 -----------------


[Name of Tranche B Canadian Bank]


Per:
par: _________________________
     Authorized Signature
     Signature Autorisee


Per:
par: _________________________
     Authorized Signature
     Signature Autorisee


                                     H-2-1

                                   EXHIBIT I

                          [FORM OF] PLEDGE AGREEMENT
                          --------------------------

          This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of March 31, 1995 among McKesson Corporation, a Delaware corporation (the

"Pledgor"), and Bank of America National Trust and Savings Association, as agent
- --------
(in such capacity, the "Agent") for the several financial institutions (the
                        -----
"Banks") from time to time party to the Credit Agreement (as hereinafter
- ------
defined).

                                   RECITALS
                                   --------

          A. The Agent, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and the Banks have entered into a Credit Agreement dated as of March 31, 1995 (the "Credit Agreement") with the Pledgor
                                           ----------------
and Medis Health and Pharmaceutical Services Inc. ("Medis") pursuant to which the Banks have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Pledgor and to Medis.

          B. Pledgor may, from time to time, but is not required to, pledge Collateral (as hereinafter defined) pursuant to the terms of this Agreement.

          C. It is a condition precedent to the initial extensions of credit by the Banks under the Credit Agreement that the Pledgor shall have executed and delivered to the Agent and the Banks this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                          DEFINITIONS AND REFERENCES
                          --------------------------

     1.01  General Definitions.  All capitalized terms used in this Agreement
           -------------------
(including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Applicable CFR Sections" has the meaning specified in Section 6.04(b).
      -----------------------

     "Approved Custodian" has the meaning specified in the Credit Agreement.
      ------------------

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in New York City or San Francisco are authorized or required by law to close.

     "CFR" means the United States Code of Federal Regulations, as from time to
      ---
time amended.

     "Collateral" means (a) the Collateral Accounts, (b) all amounts on deposit
      ----------
from time to time in the Collateral Accounts, (c) all Investments, including all securities (whether certificated or uncertificated), instruments, accounts, general intangibles and deposits representing or evidencing any Investments, (d) all interest, dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral (other than such interest, dividends, cash, instruments, securities and other property deposited into an account designated by the Pledgor that is not a Collateral Account in accordance with
Section 3.03(c)), (e) all of the Pledgor's right, title and interest in, to and under the Custodial Agreement (as, and only to the extent it refers or applies to the Collateral Accounts), and (f) to the extent not covered by clauses (a) through (e) above, all Proceeds of any or all of the foregoing Collateral.

     "Collateral Accounts" means the Restricted Custodial Account and any other
      -------------------
accounts in which Investments may be held or registered.

     "Collateral Period" means (a) the period from the Closing Date to June 30,
      -----------------
1995 and (b) any calendar quarter commencing thereafter.

     "Custodial Agreement" means the Custody Agreement dated November 21, 1994
      -------------------
between BofA in its capacity as Custodian and the Pledgor and any successor or other Custodial Agreement permitted under the terms of this Agreement and the Credit Agreement.

     "Custodial Agreement Acknowledgment" means the Custodial Agreement
      ----------------------------------
Acknowledgment among the Pledgor, the Custodian and Agent substantially in the form of Exhibit J annexed to the Credit Agreement and any other Custodial Agreement Acknowledgment approved by Majority Banks.

     "Custodian" means BofA in its capacity as custodian under the Custodial
      ---------
Agreement and any successor custodian or custodians under a Custodial Agreement permitted under the terms of this Agreement and the Credit Agreement.

     "Designated Collateral" has the meaning specified in Section 3.05.
      ---------------------

     "Eligible Collateral" means, as of any Valuation Day, cash and Eligible
      -------------------
Investments on deposit in the Restricted Custodial Account as of such day.

     "Eligible Investments" means U.S. Government Securities.
      --------------------

     "Investments" means those investments, if any, made by the Custodian upon
      -----------
direction from the Pledgor or Agent, as the case may be, with amounts on deposit in the Restricted Custodial Account pursuant to Article III of the Custodial Agreement Acknowledgment.

     "Lowest Quarterly Market Value" has the meaning specified in Section
      -----------------------------
3.04(c).

     "Market Value" means, with respect to the Eligible Collateral on any
      ------------
Valuation Day, a dollar value determined as follows:

     (a) cash shall be valued at its face amount on such Valuation Day; and

     (b) an Eligible Investment shall be valued pursuant to the Custodian's standard and customary pricing sources for such Eligible Investment which it believes to be reliable.

     "Proceeds" means whatever is receivable or received from or upon the sale,
      --------
lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral, including "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Pledgor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

     "Restricted Custodial Account" means account No. 197427321 (Ref:
      ----------------------------
McKesson Corporation) established and maintained with the Custodian pursuant to the Custodial Agreement that is pledged to Agent on behalf of Banks pursuant to the terms hereof.

     "Secured Obligations" means all obligations and liabilities of every nature
      -------------------
of the Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Bank as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Pledgor now or hereafter existing under this Agreement.

     "UCC" means the Uniform Commercial Code as the same may, from time to time,
      ---
be in effect in the State of California; provided, however, in the event that,
                                         --------  -------
by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "U.S. Government Securities" means securities issued or directly and
      --------------------------
unconditionally guaranteed as to interest and principal by the United States Government or its agencies identified specifically by type on Schedule A to the
                                                              ----------
Custodial Agreement Acknowledgment, as supplemented from time to time in accordance with the Custodial Agreement Acknowledgment.

     "Valuation Day" has the meaning specified in subsection 3.04(a) .
      -------------

     "Valuation Report" has the meaning specified in subsection 3.04(b).
      ----------------

     "Valuation Summary" has the meaning specified in subsection 3.04(c).
      -----------------

     1.02  Other Interpretive Provisions.  (a) The meanings of defined terms are
           -----------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

              (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including. "

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement is the result of negotiations among and have been reviewed by counsel to the Agent, the Customer and the Custodian and is the product of all parties. Accordingly, it shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in its preparation.


                                   ARTICLE II

                   PLEDGE OF SECURITY FOR SECURED OBLIGATIONS
                   ------------------------------------------

          2.01  Grant of Security Interest.  The Pledgor hereby pledges and
                --------------------------
assigns to the Agent, and hereby grants to the Agent (for itself and on behalf of and for the Canadian Administrative Agent and the ratable benefit of the Banks) a security interest in, all of the Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a)), of all Secured Obligations.

          2.02  Financing Statements, Etc.  The Pledgor shall execute and
                -------------------------
deliver to the Agent, at any time and from time to time, all financing statements for filing in California and such other jurisdictions as may be designated by the Agent, continuation statements, termination statements, notices, and all other documents and instruments (the "Financing Statements")
                                                       --------------------
which the Agent may reasonably request, in form satisfactory to the Agent, and the Pledgor hereby agrees to, and authorizes the Agent to, take such other steps as shall be requested by the Agent to perfect and continue perfected, maintain the priority of or provide notice of the pledge of and security interest in the Collateral and to accomplish the purposes of this Agreement.

          2.03  Delivery of Payments and Other Distributions.  Upon the
                --------------------------------------------
occurrence and during the continuation of an Event of Default, if the Pledgor shall become entitled to receive or shall receive in connection with the Collateral any payment or other distribution, the Pledgor shall accept such payment or distribution as the agent for the Agent, shall hold it in trust for the benefit of the Agent, shall segregate it from other property or funds of the Pledgor, and shall deliver all such payments and distributions, in the exact form received, forthwith to or for the account of the Agent, at the address and to the Person or Persons to be designated by the Agent, with any necessary endorsements and other instruments of transfer or assignment, all in form and substance satisfactory to the Agent, as the Agent shall request, to be held by the Agent subject to the terms hereof, as part of the Collateral.

          2.04  Continuing Security Interest.  The Pledgor agrees that this
                ----------------------------
Agreement shall create a continuing security interest in and pledge of the Collateral which shall remain in effect until terminated in accordance with
Article VIII.


                                  ARTICLE III

              ESTABLISHMENT AND OPERATION OF COLLATERAL ACCOUNTS;
              ---------------------------------------------------
                      VALUATION AND RELEASE OF COLLATERAL
                      -----------------------------------

          3.01 Restricted Custodial Account.  The Pledgor has established with
               ----------------------------
the Custodian the Restricted Custodial Account and from time to time may deposit Collateral therein all of which is and will be held and applied in accordance with this Agreement, the Custodial Agreement and the Custodial Agreement Acknowledgment.

          3.02  Operation of Collateral Accounts.
                --------------------------------

          (a) The Restricted Custodial Account shall be operated, and all Investments shall be purchased and registered or held (as applicable), in accordance with the terms of the Custodial Agreement and the Custodial Agreement Acknowledgment.

          (b) The Agent shall be fully protected and shall suffer no liability in acting in accordance with any instructions reasonably believed by it to have been given by the Pledgor with respect to any aspect of the operation of the Collateral Accounts (including any such instructions relating to any Investments of any amounts on deposit therein).

          (c) Anything contained herein to the contrary notwithstanding, the Collateral Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

     3.03  Investment of Amounts In the Collateral Accounts.
           ------------------------------------------------

          (a) Cash held by the Custodian in the Restricted Custodial Account shall not be invested or reinvested except as provided in this Article III and in the Custodial Agreement Acknowledgement.

          (b) So long as no Event of Default shall have occurred and be continuing, Pledgor may direct the purchase and sale of Investments on deposit in the Restricted Custodial Account in accordance with Article III of the Custodial Agreement Acknowledgement. At any time after the occurrence and during the continuance of an Event of Default, Agent may provide written notice to the Custodian suspending the Pledgor's right to direct the investment of funds on deposit in the Restricted Custodial Account; provided that, if the Agent has so notified the Custodian and such Event of Default shall no longer be continuing, then, upon request of the Pledgor, the Agent shall provide written notice to the Custodian revoking such suspension.

          (c) Subject to the Agent's rights under clause (d), any interest, cash dividends or other cash distributions received by the Custodian in respect of any Investments (other than proceeds from the sale of Investments) shall be transferred in accordance with Section 4 of the Custodial Agreement or to any other account designated by the Pledgor. Any distribution of property other than cash in respect of any Investment shall be held in the Restricted Custodial Account and the net proceeds of any sale or payment of any Investments shall be held in a Collateral Account pending investment.

          (d) The Pledgor agrees that the Agent may sell or cause the sale of any Investment and, if appropriate, instruct the Custodian to transfer the proceeds of such sale or any other cash on deposit in the Restricted Custodial Account to an account designated by the Agent, in either case (i) if such sale or transfer is necessary to permit the Agent to perform its duties under this Agreement or the Credit Agreement and (ii) as otherwise provided in Section 6.04.

     3.04  Valuation of Collateral.
           -----------------------

          (a) On or prior to the fifth Business Day after (1) the last Business Day of each calendar month, (2) the next Business Day after any day on which Collateral is released from the Custodial Account pursuant to Section 3.05 hereof and (3) the Business Day immediately preceding any day on which

Collateral is added to the Custodial Account pursuant to Section 3.06 hereof, the Pledgor shall cause the Custodian to, as provided in the Custodial Agreement
Acknowledgment:

               (i) determine the Market Value of all Eligible Collateral which was held in the Restricted Custodial Account as of the close of business on such
(1) last Business Day of the calendar month, (2) next Business Day after the day on which Collateral is released or (3) Business Day immediately preceding the day on which Collateral is added, as the case may be, (each such day, a "Valuation Day"); and
 -------------

              (ii) prepare a valuation report stating the Market Value of the Eligible Collateral and any cash held in the Restricted Custodial Account as of the close of business on each such Valuation Day ("Valuation Report").
                                                   ----------------

          (b) On or prior to the fifth Business Day after each Valuation Day referred to in subsection 3.04(a)(i)(1), the Pledgor shall cause the Custodian to deliver by facsimile transmission to the Agent and the Pledgor the Valuation Report, and, for any other Valuation Day, upon request of the Agent, the Pledger shall cause the Custodian to deliver by facsimile transmission to the Agent the related Valuation Report.

          (c) The Agent may conclusively rely on each Valuation Report. The Agent shall deliver to each Bank as soon as available, but on or before the tenth day of each calendar quarter, and to the Pledgor along with each statement of fees and interest due under the Credit Agreement, a quarterly statement ("Valuation Summary") showing the lowest Market Value of the Eligible Collateral on a Valuation Day during such quarter or, in the case of a quarter in which the Closing Date occurs or the Commitments have been terminated, showing the lowest Market Value of the Eligible Collateral on a Valuation Day during such calendar quarter during which the Commitments were in effect ("Lowest Quarterly Market
                                                      -----------------------
Value"), and the Market Value of the Eligible Collateral on each such Valuation
- -----
Day during such calendar quarter. The Lowest Quarterly Market Value so determined by the Agent shall be final, conclusive and binding on all parties in the absence of manifest error.

     3.05 Release of Collateral.  (a) The Pledgor may, at any time and from
          ---------------------
time to time (x) if any Loans or Bankers' Acceptances are outstanding, on one Business Day prior written notice to the Custodian and the Agent and (y) if no Loans or Bankers' Acceptances are outstanding, upon written notice to the Custodian and the Agent, request that the Custodian release Collateral as designated by the Pledgor from the Restricted Custodial Account ("Designated
                                                                  ----------
Collateral") (which notice shall describe the Designated Collateral in detail);
- ----------
provided that there shall not have occurred and be continuing a Default or an Event of Default on the date that the Pledgor requests a release of Designated Collateral, or on the date that all or any portion of the Designated Collateral is released; and

          (b) Provided that the foregoing conditions shall have been satisfied, the Pledgor shall be entitled to a release of the Designated Collateral. At any time after the occurrence and during the continuance of a Default or an Event of Default (or if a Default or Event of Default would occur on the date that the Designated Collateral is to be released) the Agent may provide written notice to the Custodian suspending the Pledgor's right to release Collateral from the Restricted Custodial Account; provided that, if the Agent has so notified the Custodian and such Default or Event of Default shall no longer be continuing, then, upon request of the Pledgor, the Agent shall provide written notice to the Custodian rescinding such suspension.

     3.06 Additions of Collateral.  The Pledgor may at any time and from time to
          -----------------------
time pledge additional Collateral pursuant hereto by depositing cash or other Collateral in the Restricted Custodial Account and in the event Pledgor deposits any additional Collateral, Pledgor shall notify the Agent in writing (which notice shall describe the additional Collateral in detail) and cause the Custodian to prepare and deliver a Valuation Report as of the related Valuation Day as contemplated pursuant to Section 3.04(a)(3).


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Pledgor represents and warrants as follows:

          (a) The Pledgor is (or at the time of transfer thereof to the Agent or the Custodian will be) the legal and beneficial owner of the Collateral from time to time transferred by the Pledgor to the Agent or to the Custodian, as agent for the Agent, free and clear of any Lien except for the security interest created by this Agreement and the security interest created by the Custodial Agreement. No dispute, right of set-off, recoupment, counterclaim or defense exists with respect to all or any part of the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of the Agent relating to this Agreement.

          (b) No approval, consent, exemption, authorization or other action by, or no notice to, or filing with, any governmental authority or regulatory body is necessary or required in connection with (i) the grant by the Pledgor of the security interest granted hereby, or (ii) the perfection of or the exercise by the Agent or the Custodian of its rights and remedies hereunder or under the Custodial Agreement (except as may have been taken by or at the direction of the Pledgor).

          (c) The pledge and assignment of the Collateral pursuant to this Agreement and the Custodial Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

          (d) Unless otherwise notified by the Pledgor pursuant to Section 5.04, Pledgor's chief executive office and principal place of business, and all books and records concerning the Collateral are located at One Post Street, San Francisco, California.

          (e) All information heretofore, herein or hereafter supplied to the Agent or the Custodian by or on behalf of the Pledgor with respect to the Collateral is accurate and complete in all material respects.


                                   ARTICLE V

                             COVENANTS OF PLEDGOR
                             --------------------

          5.01  Delivery of Collateral.  All documents, certificates,
                ----------------------
instruments and writings, if any, evidencing any Collateral pledged concurrently herewith shall be delivered to the Agent or the Custodian on or prior to the execution and delivery of this Agreement. All other documents, certificates, instruments and writings, if any, hereafter evidencing Collateral or constituting Collateral shall be delivered to the Agent or the Custodian promptly upon the pledge thereof by the Pledgor. All such documents, certificates, instruments and writings, if any, shall be held by Custodian on behalf of the Agent pursuant to the terms of the Custodial Agreement. The Pledgor will not cause or permit any document, instrument, or certificate constituting or evidencing Collateral to at any time be in the actual or constructive possession or control of any Person other than the Agent or a bailee selected by the Agent (including Custodian) who is holding such Collateral for the benefit of Agent.

          5.02  Further Assurances.  The Pledgor agrees that from time to time,
                ------------------
at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder or under the other Collateral Documents with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will:
(i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby and (ii) at the Agent's reasonable request, appear in and defend any action or proceeding that may adversely affect the Pledgor's title to or the Agent's security interest in all or any part of the Collateral constituting cash or Eligible Investments; provided that Pledgor shall not be obligated to make such appearance or defense relating to actions or proceedings challenging security interests junior to the security interest of the Agent or to the extent the Pledgor shall provide evidence satisfactory to the Agent that the Pledgor does not intend for such Collateral to constitute Qualifying Collateral (as defined in the Credit Agreement).

          5.03  Transfers and other Liens.  Subject to Sections 3.03(d) and
                -------------------------
3.05, the Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, or file or record any financing statement with respect to the Collateral or otherwise identify the Collateral as being subject to a pledge or security interest, except for the security interest under this Agreement and the Custodial Agreement.

          5.04  Chief Executive Office.  The Pledgor will (a) keep all books and
                ----------------------
records pertaining to the Collateral at the location set forth in Article IV (or such other location as to which Pledgor shall notify Agent pursuant to subsection 5.04(b)(ii)) and (b) within 30 days after such change) give written notice to the Agent of any changes in (i) the Pledgor's corporate name, any tradenames or trade styles or any fictitious business names, or (ii) any such location where books and records pertaining to the Collateral are kept, or the location of the Pledgor's chief executive office and principal place of business.

          5.05  Impairment of Security Interest.  Subject to the terms of this
                -------------------------------
Agreement and the Custodial Agreement Acknowledgement, including Sections 3.03 and 3.05, the Pledgor will not take or fail to take any action which would impair the enforceability of the Agent's security interest in any Collateral.

          5.06  Voting.  Subject to the terms of this Agreement and the
                ------
Custodial Agreement Acknowledgement, including Sections 3.03 and 3.05, the Pledgor will not cast any vote, give or grant any consent, waiver or ratification or take any action with respect to the Collateral which would have the effect of impairing the position or interest of the Agent or the Banks in respect of the Collateral or would be inconsistent with or violate any provision of this Agreement or any other Loan Documents.

          5.07  Inspection of Collateral and Information.  The Pledgor will keep
                ----------------------------------------
adequate records concerning the Collateral and will permit the Agent, any Bank and their respective representatives to inspect the Pledgor's books and records concerning the Collateral on the same terms and conditions as set forth in
Section 6.08 of the Credit Agreement. The Pledgor will furnish to the Agent any information which the Agent may from time to time request at the request of any Bank concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral.


                                  ARTICLE VI

                      REMEDIES, POWERS AND AUTHORIZATIONS
                      -----------------------------------

          6.01.  Agent Appointed Attorney-in-Fact.  The Pledgor hereby
                 --------------------------------
irrevocably appoints the Agent (and any of the Agent's officers, employees or agents designated by the Agent) as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Agent or otherwise, from time to time in the Agent's discretion upon the occurrence and during the continuation of an Event of Default during any period when Collateral shall have been pledged to Agent hereunder to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement or the Custodial Agreement, including
(a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of the Pledgor and (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to receive, endorse and collect any instruments or other Investments made payable to the Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same and (d) to file any claims or take any action or institute any proceedings the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

          6.02.  Agent May Perform.  If the Pledgor fails to perform any
                 -----------------
agreement contained herein, the Agent may (but shall have no obligation to) itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor in accordance with Section 7.02.

          6.03.  Standard of Care.  The powers conferred on the Agent hereunder
                 ----------------
are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent, acting in its capacity as Agent, shall have no duty as to any Collateral, it being understood that the Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, (d) initiating any action to protect the Collateral against the possibility of a decline in market value, (e) any loss resulting from Investments made, held or sold pursuant to Article III, except for a loss resulting from the Agent's gross negligence or willful misconduct in complying with Article III, or (f) determining (i) the correctness of any statement or calculation made by the Pledgor in any written or telex (tested or otherwise) instructions or (ii) whether any deposit in the Collateral Accounts is proper. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of like kind. In addition to the foregoing and without limiting the generality thereof, the Agent shall not be responsible for any actions or omissions of the Custodian.

          6.04.  Remedies.
                 --------

          (a) If any Event of Default shall have occurred and be continuing, the Agent may (i) sell any of the Collateral, (ii) transfer any or all of the Collateral constituting cash to an account designated by the Agent or transfer any or all of the Collateral to an account established in the Agent's name (whether at the Agent or the Custodian or otherwise), or (iii) register title to any Collateral in the name of the Agent or one of its nominees or agents, without reference to any interest of the Pledgor.

          (b) If any Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the
                                                     ----
Code applies to the affected Collateral), under 31 CFR (S)(S) 306.115 through
306.122 (herein called the "Applicable CFR Sections"), and the Agent may also in its sole discretion sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if (in the case of U.S. Government Securities) the Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

          (c) The Pledgor hereby agrees that the Collateral is of a type customarily sold on recognized markets and, accordingly, that no notice to any Person is required prior to any sale of any of the Collateral pursuant to the terms of this Agreement; provided that, without prejudice to the foregoing, the Pledgor agrees that, to the extent notice of any such sale shall be required by law, at least five days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

          (d) If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Pledgor shall be liable for the deficiency and the fees of any attorneys employed by the Agent to collect such deficiency.

          6.05.  Application of Proceeds.  If any Event of Default shall have
                 -----------------------
occurred and be continuing, all cash held by the Agent as Collateral and all proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by the Agent against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith, and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Pledgor, and to the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 7.02;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) in such order as the Agent shall elect; and

          THIRD: To the payment to or upon the order of the Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.


                                  ARTICLE VII

                         INDEMNIFICATION AND EXPENSES
                         ----------------------------

          7.01 Indemnification.  The Pledgor agrees to indemnify the Agent and
               ---------------
each Bank from and against any and all claims, losses and liabilities of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or a Bank as a result of any claim or threatened claim by a Person not a party to this Agreement or by the Company (except for claims by the Company against the Agent or a Bank that are successful on the merits as determined by a court of competent jurisdiction) in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          7.02  Expenses.  The Pledgor shall pay to the Agent upon demand the
                --------
amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Agent hereunder, (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                 ARTICLE VIII

         CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS
         -------------------------------------------------------------

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 10.08 of the Credit Agreement, any Bank may assign or otherwise transfer any Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Banks herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination the Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination (including the notice described in Article VIII of the Custodial Agreement Acknowledgment) and the Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to the Agent, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Notwithstanding anything to the contrary contained in this Agreement, it is agreed and understood that under the terms and provisions of the Credit Agreement, the Pledgor is not required to pledge any Collateral to Agent; provided that if the Pledgor pledges Collateral to Agent the Pledgor and the Collateral shall be subject to this Agreement. This Article VIII shall not limit the rights of the Pledgor under Section 3.03(d) or Section 3.06.


                                  ARTICLE IX

                                AGENT AS AGENT
                                --------------

          9.01 The Agent has been appointed to act as the Agent hereunder by the Banks. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

          9.02 The Agent shall at all times be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as the Agent under this Agreement; removal of the Agent pursuant to
Section 9.09 of the Credit Agreement shall also constitute removal as the Agent under this Agreement; and appointment of a successor Agent pursuant to Section
9.09 of the Credit Agreement shall also constitute appointment of a successor Agent under this Agreement. Upon the acceptance of any appointment as the Agent under Section 9.09 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent under this Agreement, and the retiring or removed Agent under this Agreement shall promptly (i) transfer to such successor Agent all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement, and (ii) execute and deliver to such successor Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as the Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent hereunder.

          9.03 In connection with the release of any Collateral under this Agreement, the Custodial Agreement Acknowledgement or the Custodial Agreement, the Agent may conclusively assume that no Default or Event of Default has occurred and continues unless it has received written notice from the Pledgor or any Bank to the contrary. The Agent may conclusively rely on each Valuation Report and the Market Value of the Collateral contained therein, and shall have no duty or obligation to verify the contents of any Valuation Report (including the Market Values contained therein) or to independently determine the Market Value of any Collateral.


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.01  Amendments.  No amendment or waiver of any provision of this
            ----------
Agreement and no consent with respect to any departure by the Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Agent and the Pledgor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.02  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     10.03  Governing Law and Jurisdiction.
            ------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE LIENS HEREUNDER IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PLEDGOR, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PLEDGOR AND THE AGENT FOR AND ON BEHALF OF ITSELF AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PLEDGOR AND THE AGENT FOR AND ON BEHALF OF ITSELF AND THE BANKS EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.04  Waiver of Jury Trial.  THE PLEDGOR AND THE AGENT FOR AND ON BEHALF
            --------------------
OF ITSELF AND THE BANKS EACH WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGOR AND THE AGENT FOR AND ON BEHALF OF ITSELF AND THE BANKS EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     10.05  Notices; Written Instructions.
            -----------------------------

          (a) All written instructions, notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices below; or to such other address as shall be designated by any party in a written notice to the other parties.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

          Address of the Agent:
          --------------------

          Bank of America National Trust and
          Savings Association
          1455 Market Street, 12th Floor
          San Francisco, CA 94103
          Attention:    Ivo Bakovic
                    Vice President
                    Agency Management
                      Services #5596
          Facsimile Number: (415) 622-4894

          Address of the Pledgor:
          ----------------------

          McKesson Corporation
          One Post Street
          San Francisco, CA 94104
          Attention:  Alan Pearce

          Facsimile:  (415) 983-8464


     10.06  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.07  No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Agent, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the parties provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

     10.08  Severability.  The illegality or unenforceability of any provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.09  No Third Parties Benefited.  This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Agent, the Pledgor and the Banks for which the Agent acts as agent, and their permitted successors and assigns, and no other person shall be a direct or indirect beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     10.10  Entire Agreement.  This Agreement embodies the entire agreement and
            ----------------
understanding among the Pledgor and the Agent and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the day and year first written above.


                                             MCKESSON CORPORATION


                                             By:________________________________

                                             Its:_______________________________



                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Agent


                                             By:________________________________

                                             Its:_______________________________

                                   EXHIBIT J
                 [FORM OF] CUSTODIAL AGREEMENT ACKNOWLEDGMENT
                 --------------------------------------------


          This CUSTODIAL AGREEMENT ACKNOWLEDGMENT (this "Agreement") is entered
                                                         ---------
into as of March 31, 1995 among McKesson Corporation, a Delaware corporation (the "Company"), Bank of America National Trust and Savings Association, a
      -------
national banking association (the "Custodian") in its capacity as Custodian
                                   ---------
under the Custodial Agreement (as hereinafter defined), and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent")
                                                                         -----
for the several financial institutions (the "Banks") from time to time party to
                                             -----
the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          A. The Company and the Custodian have entered into a Custody Agreement dated as of November 21, 1994 (the "Custodial Agreement") pursuant to which, among other things, the Custodian has established the Restricted Custodial Account (as hereinafter defined) on behalf of the Company to hold and maintain certain securities, distributions with respect thereto and other property.

          B. The Agent and the Banks have entered into a Credit Agreement dated as of March 31, 1995 (the "Credit Agreement") with the Company, Medis
                                 ----------------
Health and Pharmaceutical Services Inc. ("Medis"), Chemical Bank, as Co-Agent, and Bank of America Canada, as Canadian Administrative Agent, pursuant to which the Banks have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Company and Medis.

          C. The Company has entered into a Guaranty dated as of March 31, 1995 (the "Guaranty") pursuant to which the Company has guarantied the loans and other obligations of Medis under the Credit Agreement and other loan documents.

          D. Pursuant to the terms of the Credit Agreement and the Guaranty, the Company and the Agent have entered into a Pledge and Security Agreement dated as of March 31, 1995 (the "Pledge Agreement") pursuant to which the
                                 ----------------
Company has granted a security interest in favor of the Agent in the Collateral (as defined in the Pledge Agreement), including, without limitation, the Restricted Custodial Account and the securities and other property therein.

          E. The Agent has required that the Company and the Custodian enter into this Agreement to, among other things, set forth the terms on which the Custodian shall operate the Restricted Custodial Account and hold the Collateral.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND REFERENCES
                          --------------------------

     1.01  General Definitions.  All capitalized terms used in this Agreement
           -------------------
(including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in New York City or San Francisco are authorized or required by law to close.

     "CFR" means the United States Code of Federal Regulations, as from time to
      ---
time amended.

     "Investments" means those investments, if any, made by the Custodian upon
      -----------
direction from the Company or the Agent, as the case may be, with amounts on deposit in the Restricted Custodial Account pursuant to Article III.

     "Person" means an individual, partnership, corporation, business trust,
      ------
joint stock company, trust, unincorporated association, or governmental authority.

     "U.S. Government Securities" means securities issued or directly and
      --------------------------
unconditionally guaranteed as to interest and principal by the United States Government or its agencies identified specifically by type on Schedule A, as
                                                              ----------
supplemented from time to time in accordance with subsection 3.01(f).

     1.02  Other Interpretive Provisions.  (a) The meanings of defined terms are
           -----------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation."

             (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means

"from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement is the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the Custodian and is the product of all parties. Accordingly, it shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in its preparation.


                                  ARTICLE II

                   OPERATION OF RESTRICTED CUSTODIAL ACCOUNT
                   -----------------------------------------

     2.01  Restricted Custodial Account.  The Company hereby authorizes and
           ----------------------------
directs the Custodian to maintain at its office at 1455 Market Street, San Francisco, California 94103, as a restricted account in the name of the Company but pledged to and under the dominion and control of the Agent as provided herein, an investment account designated as Account No. 197427321 (Ref:
"McKesson Corporation") (the "Restricted Custodial Account").

     2.02  Operation of Restricted Custodial Account.  (a)  The Restricted
           -----------------------------------------
Custodial Account shall be operated, and all Investments shall be purchased and registered or held (as applicable), in accordance with the terms of the Custodial Agreement except as specifically set forth in this Agreement.

          (b) Anything contained herein to the contrary notwithstanding, the Restricted Custodial Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          (c) The Custodian shall send the Agent and the Company written account statements with respect to the Restricted Custodial Account upon the written request of the Agent.

          (d) The obligations and liabilities of the Company and the Custodian with respect to the Restricted Custodial Account shall be governed by the Custodial Agreement, except as specifically provided otherwise in this Agreement.


                                  ARTICLE III

                       PERMITTED INVESTMENTS OF AMOUNTS
                      IN THE RESTRICTED CUSTODIAL ACCOUNT
                      -----------------------------------

     3.01 Permitted Investments.  (a)  Cash held by the Custodian in the
          ---------------------
Restricted Custodial Account shall not be (i) invested or reinvested or (ii) transferred from the Restricted Custodial Account, in either case except as provided in this Article III.

          (b) So long as the Custodian shall not have received written notice from the Agent suspending the Company's right to direct the investment of funds on deposit in the Restricted Custodial Account, the Custodian shall, in accordance with the Company's instructions with respect to the purchase and sale of Investments, given to the Custodian from time to time in accordance with the Custodial Agreement, make such purchase or sale of Investments, in the Custodian's name and as custodian under this Agreement and the Custodial Agreement. If the Custodian has received notice from the Agent suspending the Company's right to direct such investments under this subsection 3.01(b), such suspension of the Company's rights may be reversed by a subsequent written notice by the Agent to the Custodian to that effect.

          (c) Promptly upon the purchase of any Investment, the Custodian shall take all steps that it customarily takes in the ordinary course of its business to ensure that such Investment is transferred on its books to the Company, subject to a first priority security interest in favor of the Agent, and to ensure that such Investment is held in the Restricted Custodial Account. Without limiting the generality of the foregoing, the Custodian shall promptly identify in its records, by book entry or otherwise, that the Restricted Custodial Account and any Investments therein belong to the Company, subject to a first priority security interest in favor of the Agent.

          (d) Anything contained herein or in the Custodial Agreement to the contrary notwithstanding, the Custodian shall, if and as directed in writing by the Agent, (i) transfer any or all of the Collateral constituting cash to an account designated by the Agent or transfer any or all of the Collateral to an account established in the Agent's name (whether at the Agent or the Custodian or otherwise), (ii) otherwise deal with the Collateral as directed by the Agent in writing; provided, that, as between the Agent and the Company, the terms of the Pledge Agreement shall control such directions of the Agent.

          (e) Subject to Section 3.01(d), any interest, cash dividends or other cash distributions received in respect of any Investments (other than proceeds from the sale of an Investment) shall be promptly transferred in accordance with the provisions of the Custodial Agreement or to an account designated by the Company. Any distribution of property other than cash in respect of any Investment shall be held in the Restricted Custodial Account and the net proceeds of any sale or payment of any Investments shall be held in the Restricted Custodial Account pending investment subject to the Company's rights under Section 3.06 of the Pledge Agreement.

          (f) The Company and the Agent may, from time to time, supplement Schedule A by written instructions signed by both of them. The Agent may
- ----------
condition its execution of such written instructions upon receiving such opinions of counsel with respect to perfection of its security interest in investments named in such supplement as it may require.

          (g) Custodian shall hold all Investments in U.S. Government Securities directly or through a Federal Reserve Bank of the United States.

     3.02  Transfer of Collateral.  In the event that the Company delivers a
           ----------------------
notice to release Designated Collateral pursuant to Section 3.05 of the Pledge Agreement and the Custodian shall not have received a notice from the Agent suspending the Company's right to release Collateral as provided in Section 3.05(b) of the Pledge Agreement by 9:00 a.m. (San Francisco time) on the date specified for the release of the Designated Collateral in the Company's notice, the Custodian shall be entitled to transfer Collateral designated by the Company from the Restricted Custodial Account in accordance with the Company's written instructions.


                                  ARTICLE IV

               VALUATION OF COLLATERAL; REPORTS BY THE CUSTODIAN
               -------------------------------------------------

     4.01  Valuation of Collateral.  The Custodian shall determine the Market
           -----------------------
Value of all Eligible Collateral and deliver Valuation Reports to the Agent as provided in Section 3.04 of the Pledge Agreement. The Company and the Agent each acknowledge that the Custodian employs one or more nationally recognized pricing services, financial periodicals and publications to ascribe market values to some or all of the Collateral. The Company and the Agent each acknowledge that these ascribed values may not equal the actual market value of the Collateral and that neither the Custodian nor any vendor from whom the Custodian receives pricing information, guarantees their accuracy.

                                   ARTICLE V

                     ACKNOWLEDGEMENT OF SECURITY INTEREST
                     IN FAVOR OF AGENT; WAIVER OF SET-OFF
                     ------------------------------------

          (a) The Custodian hereby confirms that it has received a copy of the Pledge Agreement and acknowledges the security interest granted by the Company in favor of the Agent in the Collateral.

          (b) The Custodian hereby further acknowledges that it holds the Restricted Custodial Account, and all other Collateral registered to or held therein, for the benefit of, and subject to such security interest in favor of, the Agent. The Custodian shall, by book entry or otherwise, identify the Restricted Custodial Account, and all other Collateral registered to or held therein, as being subject to such security interest in favor of the Agent.

          (c) The Company, the Custodian and the Agent hereby agree that in the event any dispute arises with respect to the payment, ownership or right to possession of the Restricted Custodial Account or any other Collateral registered to or held therein, the Custodian shall take such actions and shall refrain from taking such actions with respect thereto as may be directed by the Agent, regardless of the rights of the Company under the Custodial Agreement. This paragraph (c) shall not affect or limit the Company's rights or remedies against the Agent if the Agent directs the Custodian to take any action which the Agent is not entitled to direct or take under the Credit Agreement or the other Loan Documents.

          (d) The Custodian shall not exercise any right of set-off, banker's lien, counterclaim or similar right against any of the Collateral; provided that
                                                                   --------
the Custodian may deduct, from (i) the Collateral, or otherwise from the Restricted Custodial Account, any amount necessary to settle any security transaction related thereto, in accordance with the Custodial Agreement, and
(ii) any payments or cash distributions on or with respect to any Investments, any usual and ordinary transaction and administration fees payable in connection with the administration and operation of the Restricted Custodial Account. Notwithstanding anything herein, in the Credit Agreement, in the Pledge Agreement or any related documents to the contrary, the Agent and the Company hereby agree that the continuing lien and pledge on, and security interest in, the Collateral granted to the Custodian by the Company pursuant to the Custodial Agreement shall be equal to the security interest of the Agent but only to the extent that such lien, pledge and security interest of the Custodian secures the obligations of the Company to the Custodian under the Custodial Agreement and that such lien, pledge and security interest of the Custodian shall be junior to the security interest of the Agent to the extent such lien, pledge and security interest secures obligations of the Company to the Custodian other than those arising under the Custodial Agreement.


                                  ARTICLE VI

                 EXCULPATION AND INDEMNIFICATION OF CUSTODIAN
                 --------------------------------------------

     6.01 Custodian's Duties.  The Custodian's duties hereunder are only those
          ------------------
specifically provided herein and no implied duties shall be read into this Agreement, and the Custodian shall incur no liability whatsoever for any actions or omissions hereunder except for any such liability arising out of or in connection with the Custodian's gross negligence or willful misconduct. The Custodian shall be fully protected and shall suffer no liability in acting in accordance with any written instructions reasonably believed by it to have been given (a) by the Agent with respect to any aspect of the operation of the Restricted Custodial Account (including any such instructions relating to any investments of any amounts on deposit therein) or (b) by the Company, to the extent provided in Section 3.01, with respect to any investments of any amounts on deposit in the Restricted Custodial Account or in Section 3.02, with respect to the transfer of Collateral. The Custodian shall have no obligation to determine whether or not an Event of Default under the Credit Agreement shall have occurred. The Custodian shall not be liable or deemed to be in default hereunder for any failure or delay in performance of any duty in whole or in part arising out of or caused by circumstances beyond its control including, without limitation, acts of God, interruption, delay in, or loss (partial or complete) of electrical power or of computer (hardware or software) or communication services; act of civil or military authority; sabotage, war or other government action; civil disturbance or riot; strike or other industrial dispute; national emergency; epidemic; flood, earthquake, fire, or other catastrophe; government, judicial, or self-regulatory organization order, rule, or regulation; energy or natural resource difficulty or shortage; and inability to obtain or timely to obtain materials, equipment, or transportation.

     6.02 Indemnification.  The Company agrees to indemnify the Custodian from
          ---------------
and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from this Agreement or the performance of its obligations hereunder, except to the extent arising out of or in connection with the Custodian's gross negligence or willful misconduct. The Custodian agrees to indemnify the Company, the Agent and the Banks from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from any actions taken by the Custodian under this Agreement amounting to gross negligence or willful misconduct of the Custodian or its officers or employees, except for consequential damages caused thereby. The Agent, for itself and on behalf of the Banks, agrees to indemnify the Custodian from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from any actions taken by the Agent or its officers or employees under this Agreement or the Pledge Agreement amounting to negligence or willful misconduct, except for consequential damages caused thereby. The Company agrees to release, indemnify and defend against, and each of the Company and the Agent, for itself and on behalf of the Banks, agrees to hold the Custodian harmless against, any risk, loss, claim, liability, demand, damage or expense resulting from and/or related to the ascribed market value of the Collateral, including without limitation, claims made against the Company or the Agent by any third party. The provisions of this Article shall survive termination of this Agreement.


                                  ARTICLE VII

                REPRESENTATIONS AND WARRANTIES BY THE CUSTODIAN
                -----------------------------------------------

     The Custodian hereby represents and warrants to the Company and the Agent as follows:

          (a) The Custodian has all necessary corporate power and authority to enter into and perform this Agreement.

          (b) The execution, delivery and performance of this Agreement by the Custodian have been duly authorized by all necessary corporate action on the part of the Custodian. This Agreement constitutes the valid, legal and binding agreement of the Custodian, enforceable in accordance with its terms.

          (c) The Custodian is (i) a national banking association and (ii) eligible to maintain custodial book entry accounts with a Federal Reserve Bank under Sections 306.115 through 306.122 of Title 31 of the CFR. In the ordinary course of its business, the Custodian accepts for deposit items similar to the Eligible Investments as a service for its customers, and maintains securities accounts in the names of such customers reflecting ownership of or interests in such items. The Custodian is a "financial intermediary" (as that term is defined in Section 8-313 of the Uniform Commercial Code as in effect in the State of California) and is acting in such capacity for purposes of this Agreement.

          (d) At the time any Collateral is valued in any Valuation Report, the Custodian's Custody Unit located at the address set forth in Section 10.05(b) will not have received, acknowledged or accepted any notice, order, registration or other document which purports to constitute any pledge, claim, security interest, lien, encumbrance or adverse claim of any kind with respect to such Collateral, other than the pledge and security interest in favor of the Agent pursuant to the Pledge Agreement, or been served with legal process with respect to such Collateral. The Custodian has not sold, transferred, assigned, pledged or granted, and after the date hereof the Custodian will not, except as specified in Article III, paragraph (d) of Article V or subsection 9.03(d), sell, transfer, assign, pledge or grant a security interest in, the Collateral, or any part thereof, to any Person, including the Federal Reserve Bank of New York, any other Federal Reserve Bank, the United States Treasury or any other transferee or pledgee eligible to maintain a book-entry account in its name with a Federal Reserve Bank.


                                 ARTICLE VIII

                                  TERMINATION
                                  -----------

          This Agreement shall terminate, and all rights to the Restricted Custodial Account and all other Collateral registered to or held therein shall revert to the Company, upon the Custodian's receipt of written notice, signed by an authorized officer of the Agent, that the Pledge Agreement has terminated.


                                  ARTICLE IX

                   RESIGNATION AND REMOVAL OF THE CUSTODIAN
                   ----------------------------------------

     9.01 Removal.  The Custodian may be removed at any time by written notice
          -------
given by the Agent to the Custodian and the Company, but such removal shall not become effective until a successor Custodian shall have been appointed in accordance with Section 9.03 and shall have accepted such appointment in writing.

     9.02 Resignation.  The Custodian may resign at any time by giving not less
          -----------
than thirty days' written notice to the Agent and the Company, but such resignation shall not become effective until a successor Custodian shall have been appointed in accordance with Section 9.03 and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Custodian shall not have been delivered to the resigning Custodian within thirty days after the giving of any such notice of resignation, the resigning Custodian may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Custodian.

     9.03 Successor Custodian.  (a)  If the Custodian resigns or is removed
          -------------------
hereunder or becomes incapable of acting or is adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator of the Custodian, or of its property, shall be appointed, or if any public officer shall take charge or control of the Custodian, or of its property or affairs, the Company may appoint an Approved Custodian as successor hereunder or, with the consent of the Agent and Majority Banks, may appoint another entity complying with Section 9.03(b) as successor hereunder.

          (b) Any Custodian appointed under the provisions of Section 9.03(a) in succession to the Custodian shall be either (i) an Approved Custodian or (ii) a bank or trust company or banking association in good standing having capital stock and surplus aggregating at least $1,000,000,000, which, in the case of either (i) or (ii), shall be authorized by law to perform all the duties imposed upon it by this Agreement and able to make the representations contained in subsections (a), (b) and (c) of Article VII.

          (c) Any company into which the Custodian may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party, or any company to which the Custodian may sell or transfer all or substantially all of its custody business shall be the successor to the Custodian hereunder without the execution or filing of any paper or the performance of any further act, if and only if such company shall be either (i) an Approved Custodian or (ii) a bank or trust company or banking association in good standing having capital stock and surplus aggregating at least $1,000,000,000, which, in the case of either (i) or (ii), shall be authorized by law to perform all the duties imposed upon it by this Agreement and able to make the representations contained in clauses (a), (b) and
(c) of Article VII.

          (d) Upon the appointment of a successor Custodian and its acceptance of such appointment and upon payment of all Obligations (as defined in the Custodial Agreement) and all fees and expenses owed to the Custodian hereunder, the resigning or removed Custodian shall transfer all items of Collateral held by it to such successor (which items of Collateral shall be deposited in a new Restricted Custodial Account established and maintained by such successor) and the original Custodian shall deliver a certificate in the form of Exhibit A with
                                                                  ---------
respect to all Collateral so transferred. Following such appointment all references herein to the Custodian shall be deemed a reference to such successor; provided that the provisions of Article VI hereof and of Section 8 of
           --------
the Custodial Agreement shall continue to inure to the benefit of the resigning or removed Custodian with respect to any actions taken or omitted to be taken by it under this Agreement while it was the Custodian hereunder.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.01  Amendments; Conflicts With Custodial Agreement.  No amendment or
            ----------------------------------------------
waiver of any provision of this Agreement or the Custodial Agreement and no consent with respect to any departure by the Company or the Custodian therefrom, shall be effective unless the same shall be in writing and signed by the Agent, the Company, and the Custodian, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the event of a conflict between the terms of this Agreement and the terms of the Custodial Agreement, the terms of this Agreement shall prevail.

     10.02  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Company nor the Custodian (except as provided in Section 9.03(c)) may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the other parties hereto.

     10.03  Governing Law.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE LIENS HEREUNDER IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.04  Waiver of Jury Trial.  THE COMPANY, THE AGENT (FOR ITSELF AND ON
            --------------------
BEHALF OF THE BANKS) AND THE CUSTODIAN EACH WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT

BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     10.05  Notices; Written Instructions.
            -----------------------------

          (a) All written instructions, notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices below; or to such other address as shall be designated by any party in a written notice to the other parties.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

          Address of the Agent:
          --------------------

          Bank of America National Trust and
          Savings Association
          1455 Market Street, 12th Floor
          San Francisco, CA 94103
          Attention:    Ivo Bakovic
                     Vice President
                     Agency Management Services #5596
          Facsimile Number:  (415) 622-4894

          Address of the Company:
          ----------------------

          McKesson Corporation
          One Post Street
          San Francisco, CA 94104
          Attention:

          Facsimile:  (415) 983-8464

               Address of the Custodian:
               ------------------------

               Bank of America National Trust and Savings Association 1455 Market Street, 16th Floor
               San Francisco, CA  94103

               Attention:  Rick Hawkins

               Facsimile: (415) 622-5167

     10.06  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.07  No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Agent, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the parties provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

     10.08  Severability.  The illegality or unenforceability of any provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.09  No Third Parties Benefited.  This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Custodian, the Company, the Agent, and the Banks for which the Agent acts as the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     10.10  Entire Agreement.  This Agreement embodies the entire agreement and
            ----------------
understanding among the Custodian, on one hand, and the Company and the Agent, on the other, and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

The Company:             McKESSON CORPORATION


                         By:_________________________________________
                         Its:________________________________________


The Agent:               BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as Agent


                         By:_________________________________________
                         Its:________________________________________


The Custodian:           BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:_________________________________________
                         Its:________________________________________


                         By:_________________________________________
                         Its:________________________________________

                                  Schedule A
                                  ----------

U.S. GOVERNMENT SECURITIES
- --------------------------

                                                                       EXHIBIT A


RE:  McKesson Restricted Custodial Account


                 CERTIFICATION OF THE CUSTODIAN UPON TRANSFER

     Reference is made to the Custodial Agreement Acknowledgment dated as of March 31, 1995 (the "Agreement") among McKesson Corporation (the "Company"), Bank of America National Trust and Savings Association (the "Custodian") and Bank of America National Trust and Savings Association, as Agent ("Agent"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     Pursuant to the terms of the Agreement, the Custodian hereby represents and warrants to the Agent that:

     (a) The person signing this instrument on behalf of the Custodian is the duly elected, qualified and acting officer of the Custodian as indicated below such officer's signature hereto, having all necessary authority to act for the Custodian in making the certification herein contained.

     (b) The Collateral described below represents all Collateral contained in the Restricted Custodial Account:

     [Investments to be described here by Issuer, Par Amount, Coupon and Maturity; other Collateral to be described by dollar amount and type]

     (c) The representations and warranties of the Custodian set forth in
Article VII of the Agreement are true and correct on and as of the date hereof with respect to all Collateral, with the same effect as though such representations and warranties had been made on and as of the date hereof.

     (d) Except to the extent waived in writing by the Agent, the Custodian has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by the Custodian on or before the date hereof.

     In accordance with the instructions of the Company and the Agent, the Custodian agrees to transfer all Collateral immediately after its execution of this Certificate to account number __________ at [the successor custodian].

     IN WITNESS WHEREOF, this instrument is executed as of ____________________,
________.

                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION


                                             By:______________________________

                                                Name: ________________________

                                                Title: _______________________

                                   EXHIBIT K

          [FORM OF] NOTICE OF ELECTION OF PROJECTED COLLATERAL VALUE
          ----------------------------------------------------------


                                                         Date: ___________, ____



To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Credit Agreement dated as of March 31, 1995 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among
                                                     ----------------
McKesson Corporation, Medis Health and Pharmaceutical Services Inc., certain Banks which are signatories thereto, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

     The undersigned, McKesson Corporation, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice that the Projected Market Value for the Collateral Period commencing ____________________ and ending _______________ is projected to be not less than $[0][______________].


                                                    MCKESSON CORPORATION

                                                    By:________________

                                                    Title:_____________


cc:  Custodian under the Custodial Agreement

                                   EXHIBIT L
                              [FORM] OF GUARANTY


                                   GUARANTY


          This GUARANTY is entered into as of March 31, 1995 by MCKESSON CORPORATION, a Delaware corporation ("GUARANTOR"), in favor of and for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") the financial institutions ("BANKS") party to the Credit Agreement (as hereinafter defined).

                                   RECITALS

          A. Medis Health and Pharmaceutical Services Inc., an Ontario corporation and a wholly-owned subsidiary of Guarantor ("MEDIS"), has entered into that certain Credit Agreement dated as of March 31, 1995 with Guarantor, the Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Agent (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Credit extensions, including Loans and advances in respect of the Bankers' Acceptance Facility, may be made to Medis under the Credit Agreement, Medis is an indirect wholly-owned Subsidiary of the Company and the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantor (which benefits are hereby acknowledged).

          C. It is a condition precedent to the making of the initial extensions of credit under the Credit Agreement that Medis's obligations thereunder be guarantied by Guarantor.

          D. Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Medis.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Banks, the Co-Agent and Agents to enter into the Credit Agreement and to make the Loans and other extensions of credit thereunder, Guarantor hereby agrees as follows:

SECTION 1.  DEFINITIONS

     1.1  CERTAIN DEFINED TERMS.  As used in this Guaranty, the following terms
          ---------------------
shall have the following meanings unless the context otherwise requires:

          "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

          "GUARANTY" means this Guaranty dated as of March 31, 1995, as may be amended, supplemented or otherwise modified from time to time.

          "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Banks, Co-Agent and Agents as required under the Loan Documents.

     1.2  INTERPRETATION.
          --------------

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.


SECTION 2.  THE GUARANTY

     2.1  GUARANTY OF THE GUARANTIED OBLIGATIONS.  Guarantor hereby irrevocably
          --------------------------------------
and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

          (a) any and all Obligations of Medis now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Notes and Drafts issued by Medis and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of

      Medis or from time to time renew them after they have been satisfied; and

          (b) those expenses set forth in Section 2.8 hereof.

     2.2  LIABILITY OF GUARANTOR ABSOLUTE.  Guarantor agrees that its
          -------------------------------
obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Agent may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Banks and any Borrower with respect to the existence of such Event of Default.

          (c) The obligations of Guarantor hereunder are independent of the obligations of Medis under the Loan Documents and the obligations of any other guarantor of the obligations of Medis under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Medis or any of such other guarantors and whether or not Medis is joined in any such action or actions.

          (d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

          (e) Any Agent or any Bank, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied

      Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Agent or any Bank in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Agents or Banks, or any of them, may have against any such security, as Agent in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Medis or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents. This Section 2.2(e) shall not modify Section 10.01 of the Credit Agreement.

          (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though Agents or Banks, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Bank's or Agent's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Medis may allege or assert against any Agent or any Bank in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

     2.3  WAIVERS BY GUARANTOR.  Guarantor hereby waives, for the benefit of
          --------------------
Banks and Agents:

          (a) any right to require any Agent or any Bank, as a condition of payment or performance by Guarantor, to (i) proceed against Medis, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Medis, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Agent or any Bank in favor of Medis or any other Person, or (iv) pursue any other remedy in the power of any Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Medis including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Medis from any cause other than indefeasible payment in full of the Guarantied Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon any Agent's or any Bank's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Medis and notices of any of the matters referred to in subsection 2.2 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty, including without limitation the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2850, 2899 and 3433.

     2.4  PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS.  Guarantor hereby
          ---------------------------------------------
agrees, in furtherance of the foregoing and not in limitation of any other right which Agent or any other Person may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Medis to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Agent for the ratable benefit of Banks holding the Guarantied Obligations, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Medis, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Medis for such interest in any such bankruptcy proceeding) and all other Guarantied Obligations then owed to Agent and/or Banks as aforesaid. All such payments shall be applied promptly from time to time by Agent:

          First, to the payment of the costs and expenses of any collection or
          -----
     other realization under this Guaranty, including reasonable compensation to Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith;

          Second, to the payment of all other Guarantied Obligations to each
          ------
     Bank holding Guarantied Obligations its applicable share as provided in the Credit Agreement; and

          Third, after payment in full of all Guarantied Obligations, to the
          -----
     payment to Guarantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

    2.5  GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.  Until the
         ----------------------------------------------------
Guarantied Obligations shall have been indefeasibly paid in full and the Tranche B Commitments shall have terminated, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Medis or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation
(i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Medis, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Agent or any Bank now has or may hereafter have against Medis, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Agent or any Bank, and (b) any right of contribution Guarantor may have against any other guarantor of the Guarantied Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Medis or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any

Agent or any Bank may have against Medis, to all right, title and interest any Agent or any Bank may have in any such collateral or security, and to any right any Agent or any Bank may have against such other guarantor. Each Agent, on behalf of Banks, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation against such collateral Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.6  SUBORDINATION OF OTHER OBLIGATIONS.  Any indebtedness of Medis now or
          ----------------------------------
hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Medis to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

     2.7  REAL PROPERTY SECURITY.  Guarantor agrees that, if all or a portion of
          ----------------------
the Guarantied Obligations or any other guaranty of all or a portion of the Guarantied Obligations are at any time secured by a deed of trust or mortgage covering interests in real property, Agent or its designee, in its sole discretion, without notice or demand and without affecting the liability of Guarantor, may foreclose, pursuant to the terms of the Loan Documents or otherwise, on any such deed of trust or mortgage and the property described therein by nonjudicial or other sale. Without limiting any of the waivers contained elsewhere herein, Guarantor hereby waives any defense to liability arising by reason of the exercise by Banks or Agent, or any of them, of any right or remedy contained in any such deed of trust or mortgage or any of the other Loan Documents. Guarantor waives all rights and defenses arising out of an election of remedies by Bank or the Agent, even though the election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against Medis by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

     2.8  EXPENSES.  Guarantor agrees to pay, or cause to be paid, on demand,
          --------
and to save Agent and Banks harmless against liability for, any and all reasonable costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Agent or any Bank in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9  CONTINUING GUARANTY; TERMINATION OF GUARANTY.  This Guaranty is a
          --------------------------------------------
continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been indefeasibly paid in full and the Tranche B Commitments shall have terminated. Guarantor hereby irrevocably waives any right (including without limitation any such right arising under California Civil Code Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.10 AUTHORITY OF GUARANTOR OR MEDIS.  It is not necessary for any Bank or
          -------------------------------
any Agent to inquire into the capacity or powers of Medis or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     2.11 FINANCIAL CONDITION OF MEDIS.  Any extensions of credit may be granted
          ----------------------------
to Medis or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of Medis at the time of any such grant or continuation. No Bank or Agent shall have any obligation to disclose or discuss with Guarantor their assessment, or Guarantor's assessment, of the financial condition of Medis. Guarantor has adequate means to obtain information from Medis on a continuing basis concerning the financial condition of Medis and its ability to perform its obligations under the Loan Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Medis and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Agent or any Bank to disclose any matter, fact or thing relating to the business, operations or conditions of Medis now known or hereafter known by any Agent or any Bank.

     2.12 RIGHTS CUMULATIVE.  The rights, powers and remedies given to Banks and
          -----------------
Agents by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to any Bank and any Agent by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between Guarantor and any Bank and/or any Agent or between Medis and any Bank and/or any Agent. Any forbearance or failure to exercise, and any delay by any Bank or any Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.13 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.  (a)
          -------------------------------------------------------------
So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Agent in accordance with the terms of the Credit Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Medis. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Medis or by any defense which Medis may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Agent that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Medis of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (c) In the event that all or any portion of the Guarantied Obligations are paid by Medis, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Agent or any Bank as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.


SECTION 3.  MISCELLANEOUS

     3.1  SURVIVAL OF WARRANTIES.  All agreements, representations and
          ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase in the Tranche B Commitments under the Credit Agreement.

     3.2  NOTICES.  Any communications between Agent and Guarantor and any
          -------
notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon any Agent or any Bank or Guarantor shall not be effective until received.

     3.3  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     3.4  AMENDMENTS AND WAIVERS.  No amendment, modification, termination or
          ----------------------
waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Agent and Banks as provided under Section 10.01 of the Credit Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     3.5  HEADINGS.  Section and subsection headings in this Guaranty are
          --------
included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     3.6  SUCCESSORS AND ASSIGNS.  This Guaranty is a continuing guaranty and
          ----------------------
shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Banks, Agents and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of all Banks. Any Bank may, without notice or consent, in connection with any assignment of its interests in the Commitments, Loans or Bankers' Acceptance Facility pursuant to the Credit Agreement assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Guarantied Obligation, and in the event of such transfer or assignment the rights and privileges herein conferred upon Banks and Agents shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     3.7  GOVERNING LAW AND JURISDICTION.  (A)  THIS GUARANTY SHALL BE GOVERNED
          ------------------------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTOR, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                  --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR, THE AGENTS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     3.8  WAIVER OF JURY TRIAL.  THE GUARANTOR, THE BANKS AND THE AGENTS EACH
          --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, PARTICIPANT OR ASSIGNEE, BASED UPON OR ARISING OUT OF THIS GUARANTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR, THE BANKS AND THE AGENTS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. Guarantor and, by its acceptance of the benefits hereof, Agent each
(i) acknowledges that this waiver is a material inducement for Guarantor and Agents and Banks to enter into a business relationship, that Guarantor and Agent have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

     3.9  NO OTHER WRITING.  This writing is intended by Guarantor and Agent as
          ----------------
the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     3.10 FURTHER ASSURANCES.  At any time or from time to time, upon the
          ------------------
request of Agent or Majority Banks, Guarantor shall execute and deliver such further documents and do such other acts and things as Agent or Majority Banks may reasonably request in order to effect fully the purposes of this Guaranty.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                  MCKESSON CORPORATION



                                  By _____________________________

                                  Title __________________________



Acknowledged by:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, AS AGENT


By __________________________

Title _______________________

                                   EXHIBIT M

                     [FORM OF INDEPENDENT AUDITOR'S LETTER]


April __, 1995


Bank of America National Trust
     and Savings Association,
     as Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103

Ladies and Gentlemen:

We have received your letter (copy attached) dated _____________, acknowledged and agreed to by McKesson Corporation, which requests that we confirm that Bank of America National Trust and Savings Association ("Agent") on its own behalf and as Agent for certain other financial institutions (collectively the "Banks") may use Deloitte's Audit Report dated _____________ on the financial statements of Company and its subsidiaries, as of March 31, 1994 ("Current Audit Report"), in connection with Agent's and the Banks' decision whether to extent to the Company and to Medis a $250,000,000 revolving credit facility and, in addition, may use subsequent audit reports ("Subsequent Audit Reports") prepared by Deloitte or the annual financial statements delivered to the Agent and the Banks pursuant to the Credit Agreement (as amended, modified or supplemented, the "Credit Agreement") dated as of March 31, 1995 among McKesson Corporation, Medis Health and Pharmaceutical Services Inc., the Agent, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent and the Banks.

The consolidated financial statements of McKesson Corporation (the "Company") are the responsibility of the Company's management. Management is also responsible for establishing and maintaining an internal control structure, the objective of which is to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles.

We were engaged by the Company to audit the Company's consolidated financial statements for the year ended March 31, 1994, and issued our report thereon dated May 16, 1994. We have been engaged to audit the Company's consolidated financial statements for the year ended March 31, 1995, in accordance with generally accepted auditing standards, the objective of which is to form an opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles. Generally accepted auditing standards require that the auditor plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. Because an audit incorporates the concept of selective testing of data, which is judgmental both as to the number of transactions audited and the selection of accounts to be tested, an audit is subject to the inherent risks that material errors or irregularities which may exist will not be detected. Further, an audit does not address the possibility that material errors or irregularities may occur in the future. We have not been engaged to perform an audit of the separate financial statements of Medis, a wholly-owned subsidiary of the Company, as of any date or for any period.

The annual independent audit of the financial statements of the Company cannot substitute for a lender's own due diligence investigation of the Company, nor is it intended or designed to do so. Neither is it intended to substitute for a lender's prudent credit judgment regarding matters such as the value of collateral, the reasonableness and scope of covenants or waivers of any covenant violations, modification of terms of the credit agreement, the adequacy of the Company's capitalization, the reasonableness and sufficiency of the Company's business plan, or the ability of the Company to repay its debts as they mature. Also, an audit cannot be expected to disclose the materiality of unknown or unquantifiable contingent liabilities; material adverse changes in the financial or other condition of the Company or of any collateral subsequent to the date of the auditors' report; or matters of similar importance which are outside the scope of the audit (or only marginally within its scope and not its primary purpose) or outside the scope of the auditors' report. In conducting our audit and reporting the results thereof, materiality is evaluated and determined in the context of the financial statements taken as a whole. Additionally, no review will be undertaken to determine whether the scope of our audit is sufficient, in the Bank's view, to meet its needs, or the needs of any other third party.

We have no responsibility for lending decisions of Bank of America National Trust and Savings Association (the "Bank") or other lenders, nor any responsibility to advise or consult with the Bank regarding the Bank's possible use of the Company's consolidated financial statements of our reports thereon, and we consider any use of, or reliance upon, the Company's consolidated financial statements or our reports thereon by the Bank to be entirely a matter of its responsibility and judgment.

Ordinarily, a credit agreement provides for the lender to receive various documents directly from the borrower during the course of any year, including, but not limited to, monthly financial statements, as well as certifications and other notices as specified in the credit agreement. These documents and other communications typically provide a lender information other than that which is contained in borrower's annual financial statements or an auditors' report thereon, which would be relevant to a lender's credit determination regarding the borrower.

Yours truly,



cc:  McKesson Corporation

                              [Agent Letterhead]



                                    [Date]



Deloitte & Touche
_____________________
_____________________
_____________________
Attention: ______________

Ladies and Gentlemen:

    This letter is being sent to Deloitte & Touche ("Deloitte") with respect to a credit accommodation that Bank of America National Trust and Savings Association ("Agent") on its own behalf and as agent for certain other financial institutions (collectively, the "Banks") may grant to McKesson Corporation, a Delaware corporation (the "Company"), and Medis Health and Pharmaceutical Services Inc. ("Medis").

    We wish to confirm that Agent and the Banks may use Deloitte's Audit Report dated _________________ on the financial statements of Company and its subsidiaries, as of March 31, 1994 ("Current Audit Report"), in connection with Agent's and the Banks' decision whether to extend to the Company and to Medis a $250,000,000 revolving credit facility ("Proposed Credit") and, in addition, may use subsequent audit reports ("Subsequent Audit Reports") prepared by Deloitte or the annual financial statements delivered to the Agent and the Banks pursuant to the Credit Agreement (as amended, modified or supplemented, the "Credit Agreement") dated as of March 31, 1995 among the Company, Medis, Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Agent.

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                       By:______________________________________

                                       Its:_____________________________________


ACKNOWLEDGED:

McKESSON CORPORATION


By:____________________________

Its:___________________________